File No.
                                                                333-_______

                     As filed with the SEC on July 23, 2004
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM N-14
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           Pre-Effective Amendment No.
                          Post-Effective Amendment No.
                        (Check appropriate box or boxes)

                     FEDERATED WORLD INVESTMENT SERIES, INC.
               (Exact Name of Registrant as Specified in Charter)

                                 (412) 288-1900
                        (Area Code and Telephone Number)
                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000
                    (Address of Principal Executive Offices)

                           John W. McGonigle, Esquire
                            Federated Investors Tower
                               1001 Liberty Avenue
                            Pittsburgh, PA 15222-3779
                     (Name and Address of Agent for Service)

                                   Copies to:

                           Matthew G. Maloney, Esquire
                     Dickstein Shapiro Morin & Oshinsky, LLP
                                2101 L Street, NW
                            Washington, DC 20037-1526
                                 (202) 828-2218

            Approximate Date of Proposed Public Offering: As soon as
         practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.
        The public offering of shares of Registrant's series is on-going.
   The title of securities being registered is shares of beneficial interest.


              It is proposed that this filing will become effective
                    on August 25, 2004 pursuant to Rule 488.


No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.









Federated World Investment Series, Inc.
Federated Global Value Fund

Prospectus/Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE . . . VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.

Federated World Investment Series, Inc., will hold a special meeting of shareholders of Federated Global Value Fund (the "Fund") on October 22, 2004. It is important for you to vote on the issue described in this Prospectus/Proxy Statement. We recommend that you read the Prospectus/Proxy Statement in its entirety; the explanations will help you to decide on the issue.

Following is an introduction to the process and the proposal.

Why am I being asked to vote?

Mutual funds are required to obtain shareholders' votes for certain types of changes, like the one included in this Prospectus/Proxy Statement. You have a right to vote on such changes.

How do I vote my shares?

You may vote by telephone at the toll-free number shown on your ballot, or through the Internet at www.proxyvote.com. You may also vote in person at the meeting or complete and return the enclosed proxy card. If you:

1. choose to help save the Fund time and postage costs by voting through the Internet or by telephone, please don't return your proxy card.

2. do not respond at all, we may contact you by telephone to request that you cast your vote.

3. sign and return the proxy card without indicating a preference, your vote will be cast "for" the proposal.

What is the issue?

The proposed reorganization of Federated Global Value Fund into Federated International Value Fund.

Why is the Reorganization being proposed?

The  Board  of  Directors   and  the   investment   adviser   believe  that  the
Reorganization is in the best interest of Federated Global Value Fund and its shareholders.

The Investment Adviser believes that if approved, the reorganization of Federated Global Value Fund into Federated International Value Fund will create a more viable fund for shareholders. Expenses will be spread across a larger asset base potentially allowing shareholders to benefit from economies of scale in the form of lower fees and expenses.

After the reorganization, former Federated Global Value Fund shareholders will continue to be invested in a global portfolio of undervalued securities but with greater exposure to foreign markets.

How will the Reorganization affect my investment?

o Both funds use similar investment processes in selecting undervalued securities. The cash value of your investment will not change. You will receive shares of Federated International Value Fund with a total dollar value equal to the total dollar value of Federated Global Value Fund shares that you own at the time of the Reorganization.

o    The Reorganization will be a tax-free transaction.

Who do I call if I have questions about the Prospectus/Proxy Statement? Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400.


  After careful consideration, the Board of Directors has unanimously approved this proposal. The Board recommends that you read the enclosed materials carefully and vote for the proposal.












Federated World Investment Series, Inc.
Federated European Equity Fund

Prospectus/Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE . . . VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.

Federated World Investment Series, Inc., will hold a special meeting of shareholders of Federated European Equity Fund (the "Fund") on October 22, 2004. It is important for you to vote on the issue described in this Prospectus/Proxy Statement. We recommend that you read the Prospectus/Proxy Statement in its entirety; the explanations will help you to decide on the issue.

Following is an introduction to the process and the proposal.

Why am I being asked to vote?

Mutual funds are required to obtain shareholders' votes for certain types of changes, like the one included in this Prospectus/Proxy Statement. You have a right to vote on such changes.

How do I vote my shares?

You may vote by telephone at the toll-free number shown on your ballot, or through the Internet at www.proxyvote.com. You may also vote in person at the meeting or complete and return the enclosed proxy card. If you:

1. choose to help save the Fund time and postage costs by voting through the Internet or by telephone, please don't return your proxy card.

2. do not respond at all, we may contact you by telephone to request that you cast your vote.

3. sign and return the proxy card without indicating a preference, your vote will be cast "for" the proposal.

What is the issue?

The proposed reorganization of Federated European Equity Fund into Federated International Capital Appreciation Fund.

Why is the Reorganization being proposed?

The Board of Trustees and the investment adviser believe that the Reorganization is in the best interest of Federated European Equity Fund and its shareholders.

If approved, Federated European Equity Fund will reorganize into a more competitive fund, potentially increasing sales to new shareholders, creating a larger asset base, and reducing overall fund costs. Federated European Equity Fund primarily focuses on investing in European companies. Federated International Capital Appreciation Fund invests in other regions of the world such as Asia and emerging markets, providing shareholders with a more broadly diversified portfolio of investments.

How will the Reorganization affect my investment?

o    The investment objective will remain substantially the same.

o The cash value of your investment will not change. You will receive shares of Federated International Capital Appreciation Fund with a total dollar value equal to the total dollar value of Federated European Equity Fund shares that you own at the time of the Reorganization.

o    The Reorganization will be a tax-free transaction.

Who do I call if I have questions about the Prospectus/Proxy Statement?

Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400.


   After careful consideration, the Board of Trustees has unanimously approved this proposal. The Board recommends that you read the enclosed materials carefully and vote for the proposal.











                     FEDERATED WORLD INVESTMENT SERIES, INC.

                           FEDERATED GLOBAL VALUE FUND

                  NOTICE OF SPECIAL MEETING OF OCTOBER 22, 2004


     TO SHAREHOLDERS OF FEDERATED GLOBAL VALUE FUND, A PORTFOLIO OF FEDERATED WORLD INVESTMENT SERIES, INC.: A special meeting of the shareholders of Federated Global Value Fund (the "Global Value Fund"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on October 22, 2004, for the following purposes:

1. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated International Value Fund (the "International Value Fund") would acquire all of the assets of the Global Value Fund in exchange for Class A, B and C Shares of the International Value Fund to be distributed pro rata by the Global Value Fund to holders of its Class A, B and C Shares, in complete liquidation and termination of the Global Value Fund; and

2. To transact such other business as may properly come before the meeting or any adjournment thereof.


The Board of Directors has fixed August 23, 2004 as the record date for determination of shareholders entitled to vote at the meeting.

                                                By Order of the Board of
                                                Directors,




                                                John W. McGonigle
                                                Secretary


August 25, 2004


-------------------------------------------------------------------------------
YOU CAN HELP THE CORPORATION AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
-------------------------------------------------------------------------------


                           PROSPECTUS/PROXY STATEMENT

                                 August 25, 2004

                          Acquisition of the assets of

                           FEDERATED GLOBAL VALUE FUND
             a portfolio of Federated World Investment Series, Inc.

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-245-5000

                        By and in exchange for Shares of

                       FEDERATED INTERNATIONAL VALUE FUND
             a portfolio of Federated World Investment Series, Inc.

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-245-5000

     This Prospectus/Proxy Statement describes the proposal for Federated Global Value Fund (the "Global Value Fund") to transfer all of its assets to Federated International Value Fund (the "International Value Fund"), in exchange for shares of the International Value Fund (the "Reorganization"). International Value Fund Shares will then be distributed pro rata by the Global Value Fund to its shareholders in complete liquidation and dissolution of the Global Value Fund. As a result of the Reorganization, each owner of Class A, B or C Shares of the Global Value Fund will become the owner of Class A, B or C Shares of the International Value Fund, respectively, having a total net asset value equal to the total net asset value of his or her holdings in the Global Value Fund on the date of the Reorganization (the "Closing Date").

     The investment objective of the International Value Fund is to seek long term growth of capital. The investment objective of the Global Value Fund is to provide total return. Both the Global Value Fund and International Value Fund pursue their investment objectives by investing primarily in equity securities that Federated Global Investment Management Corp. (the "Adviser"), the Funds' investment adviser, deems to be undervalued. The primary difference in their investment strategies is that the Global Value Fund anticipates investing in domestic companies to a greater extent than the International Value Fund.

      For a comparison of the investment policies of the International Value Fund and the Global Value Fund (collectively referred to as the "Funds"), see "Summary -- Comparison of Investment Objectives and Policies." Information concerning Class A, B and C Shares of the International Value Fund, as compared to Class A, B and C Shares of the Global Value Fund, is included in this Prospectus/Proxy Statement in the sections entitled "Summary -- Comparative Fee Tables" and "Information About the Reorganization -- Description of International Value Fund Shares and Capitalization."

     This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus of the International Value Fund, dated January 31, 2004, which is incorporated herein by reference. A Prospectus and a Statement of Additional Information for the Global Value Fund dated January 31, 2004, as well as a Statement of Additional Information dated August 25, 2004 (relating to this Prospectus/Proxy Statement) containing additional information have been filed by Federated World Investment Series, Inc. ("Corporation") with the Securities and Exchange Commission ("SEC") and are incorporated herein by reference. Further information about the International Value Fund's performance is contained in the International Value Fund's Annual Report for its fiscal year ended November 30, 2003 and Semi Annual Report for Global Value Fund dated May 31, 2004, which are incorporated herein by reference. Copies of these materials, Annual and Semi Annual Reports and other information about the International Value Fund may be obtained without charge by writing or by calling the Corporation at the address and telephone number shown on the previous page.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     NO  PERSON  HAS  BEEN  AUTHORIZED  TO GIVE ANY  INFORMATION  OR TO MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

     SHARES OF THE INTERNATIONAL VALUE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE INTERNATIONAL VALUE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE INTERNATIONAL VALUE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


                                 TABLE OF CONTENTS

  SUMMARY                                                                    1
  REASONS FOR THE PROPOSED REORGANIZATION                                    1
   Comparison of Investment Objectives and Policies                          2
   Comparison of Risks                                                       4
   Comparative Fee Tables                                                    4
   Comparison of Potential Risks and Rewards: Performance Information
   Global Value Fund Bar Chart
   International Value Fund Bar Chart                                        9
   Average Annual Total Return Tables                                       11
   Purchase, Redemption and Exchange Procedures; Dividends and Distributions12
   Service Fees, Advisory Fees and Expense Ratios                           12
  INFORMATION ABOUT THE REORGANIZATION                                      16
   Description of International Value Fund Shares and Capitalization        16
   Federal Income Tax Consequences                                          17
   Comparative Information on Shareholder Rights and Obligations            18
  INFORMATION ABOUT INTERNATIONAL VALUE FUND AND GLOBAL VALUE FUND          18
  OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY              23
  AGREEMENT AND PLAN OF REORGANIZATION


                                     SUMMARY


     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information of the Global Value Fund, both dated January 31, 2004, the Prospectus and Statement of Additional Information of the International Value Fund, both dated January 31, 2004, the Statement of Additional Information dated August 25, 2004 (relating to this Prospectus/Proxy Statement) and the Agreement and Plan of Reorganization (the "Plan"). A copy of the Plan is attached to this Prospectus/Proxy Statement as Exhibit A. The prospectus of the International Value Fund accompanies this Prospectus/Proxy Statement.


                     REASONS FOR THE PROPOSED REORGANIZATION


     The Board of Directors of the Corporation ("Board") has determined that a combination of the Global Value Fund with the International Value Fund is the best course of action for the Global Value Fund's shareholders because, after nine years of operation, the Global Value Fund has not grown to a viable size. The Global Value Fund's net assets reached a calendar year end high of $139.8 million in 2000. However, as of May 31, 2004, the Global Value Fund's net assets had steadily declined to reach $44.2 million. At the Fund's present size, the fixed expenses of operating the Fund relative to the Fund's net assets are too high for shares of the Fund to be saleable without the Adviser's waiver of its investment advisory fee and/or reimbursement of Fund operating expenses. The Fund's distributor, Federated Securities Corp., (the "Distributor") has advised the Board that it does not believe it can significantly increase sales of Fund shares in the future. The Adviser of the Fund has advised the Board that is unwilling to continue to waive its fee and reimburse the Fund's operating expenses.


     The following table shows the total return performance of the Global Value Fund, based on net asset value, for the past five calendar years against its performance benchmarks, net sales of Fund shares for each calendar year, and the Fund's net assets at each calendar year end.1 The Average Annual Returns of the Global Value Fund should not be viewed as indicative of the future performance because the results reflect performance prior to August 14, 2002, when the Fund was operated as the World Utility Fund and invested primarily in securities issued by domestic and foreign companies in the utilities sector.

                        --------------------------------------------------------
Global Value Fund      1999      2000     2001      2002     2003     Year to
                                                                      Date at
                                                                      5/31/2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares           39.25%   (12.24)%  (22.37)%  (21.39)% 37.01%     1.23%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MSCI World Value Index2    N/A      N/A       N/A       N/A    38.13%     1.61%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MSCI World Free Index2     N/A      N/A       N/A     (16.37)% 38.81%     1.38%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MSCI World Telecom       44.06%   (41.12)%  (25.54)%  (28.98)%   N/A       N/A
Services Index3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net Sales of Fund       $28       $31      $(28)      $(25)    $(9)      $(1)
Shares                   million  million   million   million  million   million
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Fund Net Assets         $131.0    $139.8   $82.1      $41.8     $44.8     $44.2
                         million  million   million   million  million   million
--------------------------------------------------------------------------------

1. Past performance is no guarantee of future results. Investment return and principal will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2. During the Fund's last fiscal year, the Adviser changed its benchmark index to the MSCI World Value Index from the MSCI World Free Index because it is more reflective of the Fund's current investment strategy.

3. Prior to August 14, 2002, the Fund's benchmark index was the MSCI World Telecom Services Index and reflected the Fund's previous investment strategy.


     As  the  table  above  illustrates,   despite  the  generally  satisfactory
performance of the Global Value Fund relative to its performance benchmarks, net sales of the Fund's shares and Fund assets have not grown, but rather declined.

     The Distributor believes that the Reorganization will result in a more viable Fund for Global Value Fund shareholders. As the "Comparative Fee Tables" below show, it is anticipated that the Reorganization will result in the net expenses of the International Value Fund decreasing due to increased economies of scale. This is primarily the result of spreading expenses across a larger pool of assets allowing shareholders to benefit from economies of scale in the form of lower fees and expenses. The Distributor believes that this decrease in the International Value Fund's expenses will increase the salability of the Fund.


     The Board has voted to recommend the approval of the Plan pursuant to which International Value Fund, a portfolio of the Corporation, would acquire all of the assets of the Global Value Fund, also a portfolio of Corporation, in exchange for Class A, B and C Shares of International Value Fund (the
"Exchange"). Immediately following the Exchange, Global Value Fund will distribute the Class A, B and C Shares of International Value Fund to holders of Class A, B and C Shares of Global Value Fund, respectively (the "Distribution"). The Exchange and the Distribution are collectively referred to in this
Prospectus/Proxy Statement as the "Reorganization." As a result of the Reorganization, each holder of Class A, B and C Shares of Global Value Fund will become the owner of Class A, B and C Shares of International Value Fund having a total net asset value equal to the total net asset value of his or her holdings of Class A, B and C Shares in Global Value Fund on the Closing Date (as hereinafter defined).


     In considering the proposed Reorganization, the Board took into consideration a number of factors, including: (1) the compatibility of the International Value Fund's and the Global Value Fund's investment objectives, policies and limitations; (2) the greater long-term viability of the International Value Fund that could result in economics of scale through the spreading of operating costs over a larger asset base; (3) the Reorganization provides for continuity of distribution and shareholder servicing arrangements; and (4) the Reorganization will not result in the recognition of any gain or loss for federal income tax purposes either to the International Value Fund or the Global Value Fund or to shareholders of the Global Value Fund.


     The Board concluded to recommend that the shareholders of the Global Value Fund vote to approve the Reorganization. Pursuant to Rule 17a-8 under the Investment Company Act of 1940, ("1940 Act"), the Board, including a majority of the Directors who are not interested persons, determined that participation in the transaction was in the best interests of the Global Value Fund's shareholders and that the interests of existing Global Value Fund shareholders would not be diluted as a result of effecting the transaction.


     The Board likewise approved the Reorganization on behalf of the International Value Fund. Pursuant to Rule 17a-8 under the 1940 Act, the Board, including a majority of the Directors who are not interested persons, determined that participation in the transaction was in the best interests of the International Value Fund's shareholders and that the interests of existing
International Value Fund shareholders would not be diluted as a result of effecting the transaction.


     As a condition to the Reorganization, each Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code of 1986, as amended, so that no gain or loss will be recognized by either Fund or the Global Value Fund's shareholders. The tax basis of the shares of the International Value Fund received by Global Value Fund shareholders will be the same as the tax basis of their shares in the Global Value Fund.


Comparison of Investment Objectives and Policies


Investment objective. The investment objective of the Global Value Fund is to provide total return. The investment objective of the International Value Fund is to provide long-term growth of capital.


Investment exposure provided by each Fund. The Global Value Fund invests primarily in a portfolio of domestic and foreign equity securities that the Fund's Adviser believes will appreciate in value, provide income, or both. The International Value Fund invests primarily in a portfolio of securities of foreign equity securities that the Fund's Adviser has deemed undervalued. Both Funds are permitted to invest in the developed and emerging market countries. However, in each Fund, the Adviser expects that, normally, foreign stocks in the Fund's portfolio will be in developed markets. Both Funds may purchase shares of exchange-traded funds (ETFs). The shares of ETFs are listed and traded on stock exchanges at market prices.

As of May 29, 2004, the International Value Fund and Global Value Fund held 24 securities in common, representing 46.5% of International Value Fund's portfolio and 47.6% of Global Value Fund's portfolio. Therefore, after the Reorganization, Global Value Fund shareholders will continue to gain exposure to a global portfolio of securities that the Adviser has deemed to be undervalued though it is anticipated that they will have greater exposure to foreign markets than the Global Value Fund. As of May 31, 2004, the International Value Fund has approximately 19.10% (which includes a 6.90% cash position) of its assets invested in domestic companies while the Global Value Fund had approximately 55.35% (which includes a 2.53% cash position).

Role of active management. Both the Global Value Fund and the International Value Fund are actively managed. This means that the Adviser's goal is for its stock selection skill to drive each Fund's performance. The Adviser actively manages the Global Value Fund seeking total returns over longer time periods in excess of a benchmark index, the MSCI World Value Index. The Adviser also actively manages the International Value Fund seeking total returns in excess of the MSCI-EAFE Value Index. Currently, the International Value Fund and the Global Value Fund share a common portfolio manager, Marc Halperin.

Adviser's stock selection process. The Adviser's stock selection process for both Funds is value oriented. The Adviser's process for selecting investments begins with the screening of the universe of available stocks to identify companies with those "value" characteristics, which the Adviser believes correlate to long-term return. These characteristics include, for example, relatively low price/book value or price/earnings ratios, and relatively high dividend yields. Screening is performed by market so that value is relative to each individual market. After screening, the Adviser selects stocks through fundamental analysis of companies by skilled portfolio managers and research analysts because it believes this approach provides a greater opportunity for the Adviser's expertise, experience and skill to create excess returns.


The Adviser seeks to purchase undervalued stocks that the Adviser expects may significantly increase in price as the market recognizes the company's true value. The Adviser's key buy criteria for a value stock includes relatively low market price, quality of company management, industry leadership, and presence of a catalyst for higher market valuation. Realization of income is a secondary consideration in the Adviser's stock selection. A company's stock may be undervalued due to factors such as temporary earnings declines, investor indifference, a change in management, or unfavorable market or industry conditions. The Adviser selects the stock based on its belief that over time the price at which the stock trades will rise to reflect the company's true value. The Adviser is free to seek relative value opportunities among markets and sectors. Adviser also considers the economic environment and outlook in making stock selection decisions, but those factors play a secondary role to fundamental analysis.


Risk management. In both the Global Value Fund and the International Value Fund, the Adviser manages the portfolio's exposure to random or unpredictable events that may adversely affect individual companies, or the risk that the Adviser is otherwise wrong in its analysis of any particular company, through portfolio diversification. In both Funds, the Adviser attempts to manage the relative risk of underperformance of the stocks of growth companies in down markets by seeking to purchase growth stocks at reasonable prices.


Investment constraints. Neither the Global Value Fund nor the International Value Fund is limited in the portion of its assets that it invests in foreign companies based in either developed markets or in emerging markets. Further, neither Fund is limited in the portion of its investments that are denominated in either foreign currency or in U.S. dollars. The Global Value Fund contains a fundamental investment policy that permits it to concentrate in the utilities industry and the International Value Fund contains a fundamental investment policy that permits it to concentrate in the financial services industry. However, both Funds have no present intention of concentrating their investments in an industry. Both Funds may hedge a portion of their currency risk by using derivatives such as futures or forward contracts. Currency hedges can protect against price movements in a security that a Fund owns that are attributable to changes in the value of the currency in which the security is denominated.
Hedging may reduce gains or cause losses to the Fund if the hedged currency moves in a different manner than the Adviser anticipated or if the cost of the hedge outweighs its value. The majority of both Funds' portfolios have not be hedged and have therefore been subject to currency risk, and it is anticipated that this will remain the case for the International Value Fund.


Comparison of Risks


     The risks associated with the International Value Fund and the Global Value Fund are similar. Both Funds are subject to the risk of general stock market volatility, investing in foreign securities, foreign currency risks, exchange-traded funds risk, liquidity risks and risks related to investing for value. However, the International Value Fund is more susceptible to the risks of investing in foreign securities and currency risks because its portfolio is normally comprised of a higher percentage of foreign securities than the Global Value Fund. At May 28, 2004, the International Value Fund had approximately 78.19% of its assets invested in foreign securities compared to the Global Value Fund, which had approximately 40.50% of its assets invested in foreign securities.


Comparative Fee Tables


     Set forth in the following tables is information regarding the fees and expenses incurred by the Class A, B and C Shares of the Global Value Fund and Class A, B and C Shares of the International Value Fund as of November 30, 2003, and pro forma fees for the International Value Fund after giving effect to the Reorganization.


FEES AND EXPENSES                                                                  International
                                               International        Global              Value
                                                   Value            Value               Fund
                                                   Fund              Fund             Pro Forma
Shareholder Fees                                  Class A          Class A            Combined
                                                  Shares            Shares             Class A
                                                                                       Shares
                                               ----------------------------------------------------
                                               ----------------------------------------------------
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on             5.50%             5.50%              5.50%
Purchases (as a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or           0.00%             0.00%              0.00%
redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends (and other                    None              None               None
Distributions) (as a percentage of offering
price)
Redemption Fee (as a percentage of amount          2.00%             2.00%              2.00%
redeemed, if applicable)1
Exchange Fee                                       None              None               None

Annual Fund Operating Expenses (Before
Waivers) 2
Expenses That are Deducted From Fund Assets
 (as percentage of average net assets)
Management Fee                                     1.00%             1.00% 3            1.00%
Distribution (12b-1) Fee                           0.25%             None               0.25% 4
Shareholder Services Fee                           0.25%             0.25%              0.25%
Other Expenses5                                    1.28%             1.39%              0.72%
Total Annual Fund Operating Expenses               2.78%             2.64%              2.22%
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

1 The redemption fee is imposed upon the redemptions of shares within 30 days of purchase.

2 The percentages shown are based on expenses for the entire fiscal year ended November 30, 2003. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. With respect to the International Value Fund Class A Shares, Global Value Fund Class A
     Shares and International Value Fund Class A Shares Pro Forma Combined, although not contractually obligated to do so, the Adviser, administrator and distributor waived certain amounts. These are shown below along with the net expenses the Funds actually paid for the fiscal year ended November
     30, 2003.

  Total Waivers of Fund Expenses...............0.26%             0.57%             0.25%
  Total Actual Annual Fund Operating Expenses
  (after waivers)..............................2.52%             2.07%             1.97%


3 For the Global Value Fund, the Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Global Value Fund (after the voluntary waiver) was 0.44% for the fiscal year ended November 30, 2003.

4 The Class A Shares of the International Value Fund and International Value Fund Pro Forma Combined did not pay or accrue the distribution (12b-1) fee for the fiscal year ended November 30, 2003. Class A Shares of the International Value Fund and the International Value Fund Pro Forma Combined has no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending November 30, 2004.

5 For the Class A Shares of the International Value Fund, Global Value Fund and International Value Fund Pro Forma Combined, the administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. Total other expenses paid by the Class A Shares of the International Value Fund, Global Value Fund and International Value Fund Pro Forma Combined (after the voluntary waivers) were 1.27%, 1.38% and 1.00%, respectively, for the fiscal year ended November 30, 2003.

EXAMPLE

This Example is intended to help you compare the cost of investing in the International Value Fund Class A Shares, Global Value Fund Class A Shares and
International Value Fund Class A Shares Pro Forma Combined with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund's Class A Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's Class A Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:



                                                     1 Year     3 Years      5 Years       10 Years
International Value Fund Class A Shares:
Expenses assuming redemption                          $ 816     $ 1,365      $ 1,938       $ 3,488
Expenses assuming no redemption                       $ 816     $ 1,365      $ 1,938       $ 3,488
Global Value Fund Class A Shares:
Expenses assuming redemption                          $ 802     $ 1,325      $ 1,873       $ 3,360
Expenses assuming no redemption                       $ 802     $ 1,325      $ 1,873       $ 3,360
International Value Fund Class A Shares Pro Forma
Combined:
Expenses assuming redemption                          $ 763     $ 1,206      $ 1,674       $ 2,964
Expenses assuming no redemption                       $ 763     $ 1,206      $ 1,674       $ 2,964


---------------------------------------------------------------------------------


FEES AND EXPENSES                                                                        International
                                                                                          Value Fund
                                                 International         Global              Pro Forma
                                                  Value Fund         Value Fund            Combined
                                                    Class B           Class B               Class B
Shareholder Fees                                    Shares             Shares               Shares
                                                 -------------------------------------------------------
                                                 -------------------------------------------------------
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on               None               None                 None
Purchases (as a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or             5.50%              5.50%                5.50%
redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends (and other Distributions)       None               None                 None
(as a percentage of offering price)
Redemption Fee (as a percentage of amount            2.00%              2.00%                2.00%
redeemed, if applicable) 1
Exchange Fee                                         None               None                 None

Annual Fund Operating Expenses (Before Waivers)
2
Expenses That are Deducted From Fund Assets
 (as percentage of average net assets)
Management Fee                                      1.00%2             1.00%3                1.00%
Distribution (12b-1) Fee                             0.75%              0.75%                0.75%
Shareholder Services Fee                             0.25%              0.25%                0.25%
Other Expenses4                                      1.28%              1.39%                0.72%
Total Annual Fund Operating Expenses5                3.28%              3.39%                2.72%

--------------------------------------------------------------------------------------------------------
1 The redemption fee is imposed upon the redemptions of shares within 30 days of purchase.

2 The percentages shown are based on expenses for the entire fiscal year ended
  November 30, 2003.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  With respect to the International
  Value Fund Class B Shares, Global Value Fund Class B Shares and International
  Value Fund Class B Shares Pro Forma Combined, although not contractually obligated to do so, the Adviser and administrator waived certain amounts.
  These are shown below along with the net expenses the Funds actually paid for the fiscal year ended November 30, 2003.
  Total Waivers of Fund                                 0.01%           0.57%               0.00%
  Expenses......................................................
  Total Actual Annual Fund Operating Expenses           3.27%           2.82%               2.72%
  (after waivers).................

3 For the Global Value Fund, the Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time.
  The management fee paid by the Global Value Fund (after the voluntary waiver) was 0.44% for the fiscal year ended November 30, 2003.

4 For the Class B Shares of the International Value Fund, Global Value Fund and
  International Value Fund Pro Forma Combined, the administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. Total other expenses paid by the Class B Shares of the International Value Fund, Global Value Fund and International Value Fund Pro
  Forma Combined (after the voluntary waivers) were 1.27%, 1.38% and 1.00%, respectively, for the fiscal year ended November 30, 2003.

5   After the Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month.  Class A Shares pay lower operating expenses than Class B Shares.


EXAMPLE


This Example is intended to help you compare the cost of investing in the International Value Fund Class B Shares, Global Value Fund Class B Shares and
International Value Fund Class B Shares Pro Forma Combined with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund's Class B
Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's Class B Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:



                                                       1 Year      3 Years       5 Years         10 Years
International Value Fund Class B Shares:
Expenses assuming redemption                           $ 881       $ 1,410       $ 1,912        $ 3,464
Expenses assuming no redemption                        $ 331       $ 1,010       $ 1,712        $ 3,464
Global Value Fund Class B Shares:
Expenses assuming redemption                           $ 892       $ 1,442       $ 1,965        $ 3,507
Expenses assuming no redemption                        $ 342       $ 1,042       $ 1,765        $ 3,507
International Value Fund Class B Shares Pro Forma
Combined:
Expenses assuming redemption                           $ 825       $ 1,244       $ 1,640        $ 2,931
Expenses assuming no redemption                        $ 275        $ 844        $ 1,440        $ 2,931

---------------------------------------------------------------------------------

FEES AND EXPENSES                                                                              International
                                                                                                   Value
                                              International                Global                  Fund
                                                  Value                    Value                 Pro Forma
Shareholder Fees                                   Fund                    Fund                  Combined
                                                 Class C                  Class C                 Class C
                                                  Shares                  Shares                  Shares
                                             -----------------------------------------------------------------
                                             -----------------------------------------------------------------
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on             None                     None                   None
Purchases (as a percentage of offering
price)
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or          1.00%                    1.00%                   1.00%
redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends (and other                    None                     None                   None
Distributions) (as a percentage of offering
price)
Redemption Fee (as a percentage of amount         2.00%                    2.00%                   2.00%
redeemed, if applicable) 1
Exchange Fee                                       None                     None                   None

Annual Fund Operating Expenses (Before
Waivers) 2
Expenses That are Deducted From Fund
Assets  (as percentage of average net
assets)
Management Fee                                    1.00%                    1.00%3                  1.00%
Distribution (12b-1) Fee                          0.75%                    0.75%                   0.75%
Shareholder Services Fee                          0.25%                    0.25%                   0.25%
Other Expenses 4                                  1.28%                    1.39%                   0.72%
Total Annual Fund Operating Expenses              3.28%                    3.39%                   2.72%

--------------------------------------------------------------------------------------------------------------

1. The redemption fee is imposed upon redemptions of shares within 30 days of purchase

2. The percentages shown are based on expenses for the entire fiscal year ended
  November 30, 2003. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. With respect to the International
  Value Fund Class C Shares, Global Value Fund Class C Shares and International
  Value Fund Class C Shares Pro Forma Combined, although not contractually obligated to do so, the Adviser and administrator waived certain amounts.
  These are shown below along with the net expenses the Funds actually paid for the fiscal year ended November 30, 2003.

  Total Waivers of Fund                           0.01%                    0.57%                 0.00%
  Expenses................................................
  Total Actual Annual Fund Operating              3.27%                    2.82%                 2.72%
  Expenses (after waivers).............

3 For the Global Value Fund, the Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time.
  The management fee paid by the Global Value Fund (after the voluntary waiver) was 0.44% for the fiscal year ended November 30, 2003.

4 For the Class C Shares of the International Value Fund, Global Value Fund and
  International Value Fund Pro Forma Combined, the administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. Total other expenses paid by the Class C Shares of the International Value Fund, Global Value Fund and International Value Fund Pro
  Forma Combined (after the voluntary waivers) were 1.27%, 1.38% and 1.00%, respectively, for the fiscal year ended November 30, 2003.



EXAMPLE


This Example is intended to help you compare the cost of investing in the International Value Fund Class C Shares, Global Value Fund Class C Shares and
International Value Fund Class C Shares Pro Forma Combined with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund's Class C
Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's Class C Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                                                     1 Year      3 Years        5 Years         10 Years
Federated International Value Fund Class C Shares:
Expenses assuming redemption                          $ 528      $ 1,100        $ 1,795         $ 3,641
Expenses assuming no redemption                       $ 428      $ 1,100        $ 1,795         $ 3,641
Federated Global Value Fund Class C Shares:
Expenses assuming redemption                          $ 538      $ 1,131        $ 1,847         $ 3,739
Expenses assuming no redemption                       $ 438      $ 1,131        $ 1,847         $ 3,739
Federated International Value Fund Class C Shares
Pro Forma Combined:
Expenses assuming redemption                          $ 472       $936          $ 1,525         $ 3,121
Expenses assuming no redemption                       $ 372       $936          $ 1,525         $ 3,121

Comparison of Potential Risks and Rewards: Performance Information
---------------------------------------------------------------------------------


     The performance information shown below will help you analyze each Fund's investment risks in light of its historical returns. The bar charts show the variability of each Fund's Class A Shares total returns on a calendar year basis for the years indicated. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. Each Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.


Federated Global Value Fund Bar Chart


[The graphic presentation displayed here consists of a bar chart representing the annual total returns of Class A Shares of Global Value Fund as of the calendar year-end for each of ten years. The `y' axis reflects the "% Total Return" beginning with "-40.00%" and increasing in increments of 20.00% up to 40.00%. The `x' axis represents calculation periods from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 2003. The light gray shaded chart features ten distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class A Shares for each calendar year is stated directly at the bottom of each respective bar, for the calendar years 1995 through 2003. The percentages noted are: 23.46%, 17.64%, 21.11%, 23.69%,
39.25%, (12.24)%, (22.37)%, (21.39)% and (37.01)%, respectively.]


Federated International Value Fund Bar Chart


[The graphic presentation displayed here consists of a bar chart representing the annual total returns of Class A Shares of Federated International Value Fund, as of the calendar year-end for each of five years. The `y' axis reflects the "% Total Return" beginning with "-20.00%" and increasing in increments of 10.00% up to 40.00%. The `x' axis represents calculation periods from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 2003. The light gray shaded chart features five distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class A Shares for each calendar year is stated directly at the bottom of each respective bar, for the calendar years 1999 through 2003. The percentages noted are: 11.03%, 22.48%, (2.99)%, (19.68)%, and 34.54%, respectively.]

     The total returns shown in the bar charts do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower. Global Value Fund's Class A Shares total return for the six-month period from January 1, 2004 to June 30, 2004 was 4.14%. International Value Fund's Class A Shares total return for the six-month period from January 1, 2004 to June 30, 2004 was 2.85%.

      Listed below are the highest and lowest quarterly returns for the International Value Fund and the Global Value Fund for the periods shown in the bar chart above. The Highest and Lowest Quarterly Returns of the Funds for performance prior to August 14, 2002 and September 4, 2003, was not necessarily consistent with its subsequent investment performance because the results reflect the performance when the Global Value Fund was operated as the World Utility Fund and the International Value Fund was operated as the Global Financial Services Fund.



-----------------------------------------------------------------------------------------------------------------
Global Value Fund                     Highest Quarterly Return                  Lowest Quarterly Return
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Class A Shares                        28.91% (quarter ended December 31, 1999)  (18.97)% (quarter ended June
                                                                                30, 2000)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
International Value Fund              Highest Quarterly Return                  Lowest Quarterly Return
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Class A Shares                        23.78% (quarter ended June 30, 2003)      (20.68)% (quarter ended
                                                                                September 30, 2002)
-----------------------------------------------------------------------------------------------------------------

Average Annual Total Return Tables
---------------------------------------------------------------------------------

     The Average Annual Total Returns for each Fund's Shares are reduced to reflect applicable sales charges. Remember, you will not be charged any sales charges in connection with the reorganization of the Global Value Fund into the International Value Fund. Returns Before Taxes are shown for all Classes of each
Fund. In addition Return After Taxes is shown for each Fund's Class A Shares to illustrate the effect of federal taxes on each Fund's returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the MSCI-World Free
Index and the MSCI-EAFE Value Index, both broad-based market indexes.

     Total returns for the indexes shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in a Fund's performance. The indexes are unmanaged, and it is not possible to invest directly in an index.


(For the periods ended
December 31, 2003)
                                           1 Year              5 Years                      Start of
Global Value Fund*                                                                      Performance1
Class A Shares:
Return Before Taxes                        29.54%               (0.69)%                    7.49%
Return After Taxes on                                           (1.75)%
Distributions2                             29.54%                                          5.95%
Return After Taxes on
Distributions and Sale of
Fund Shares2                               19.20%               (1.10)%                    5.71%
Class B Shares:
Return Before Taxes                        30.41%               (0.65)%                    7.56%
Class C Shares:
Return Before Taxes                        33.53%               (0.52)%                    7.37%
MSCI-World Value Index                     38.13%                1.92%                     8.04%

---------------------------------------------------------------------------------
(For the periods ended
December 31, 2003)
                                                                5 Years                   Start of
International Value Fund**                 1 Year                                       Performance3
Class A Shares:
Return Before Taxes                        27.18%                6.15%                     10.14%
Return After Taxes on                                            5.46%
Distributions2                             25.39%                                          9.43%
Return After Taxes on
Distributions and Sale of
Fund Shares2                               20.03%                5.11%                     8.64%
Class B Shares:
Return Before Taxes                        28.12%                6.23%                     10.38%
Class C Shares:
Return Before Taxes                        31.31%                6.38%                     10.33%
MSCI-EAFE Value Index                      45.30%                3.66%                     6.99%

---------------------------------------------------------------------------------


1. The Global Value Fund's Class A, Class B and Class C Shares start of performance dates were April 22, 1994, July 27, 1995 and July 27, 1995, respectively.

2. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in a Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns for Class B Shares and Class C Shares will differ from those shown above for Class A Shares. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

3. The International Value Fund's Class A, Class B and Class C Shares start of performance date was September 30, 1998.

* Prior to August 14, 2002, the Global Value Fund's name was Federated World Utility Fund. The World Utility Fund invested its assets primarily in a global portfolio of utility securities.

** Prior to September 4, 2003, the International Value Fund's name was Federated Global Financial Services Fund. The Global Financial Services Fund invested its assets primarily in a global portfolio of financial securities.

Purchase, Redemption and Exchange Procedures; Dividends and Distributions

     Procedures for the purchase, redemption and exchange of Class A, B and C Shares of the International Value Fund are identical to procedures applicable to the purchase and redemption of Class A, B and C Shares of the Global Value Fund. The dividend and distribution policies of the Funds are also identical. For a complete description, refer to the accompanying Prospectus of the International Value Fund. Any questions may be directed to the International Value Fund at 1-800-341-7400.

Financial Highlights

This information for the years ended November 30, 1999 through November 30, 2003 has been audited by Ernst & Young LLP, an Independent Registered Public Accounting Firm.


INTERNATIONAL VALUE FUND FINANCIAL HIGHLIGHTS - CLASS A SHARES

(For a Share Outstanding Throughout Each Period)

                                 Six Months         Year Ended
                                   Ended           November 30,
                                (unaudited)       ---------------
                                 5/31/2004           2003          2002         2001          2000        1999
Net Asset Value,                   $15.44           $13.11        $15.03       $14.58        $13.21      $11.99
Beginning of Period
Income From Investment
Operations:
Net investment income             (0.02)1           (0.06)1       (0.06)      (0.04)1        0.101       0.091
(loss)                                                               1
Net realized and                    0.98             2.49         (1.35)        0.62          1.53        1.21
unrealized gain (loss)
on investments and
foreign currency
transactions
  Total from investment
  operations                --- ------------ ---- ----------- --- ------- --- -------- ---- -------- -- --------
                                    0.96             2.43         (1.41)        0.58          1.63        1.30
Less Distributions:
Distributions from net              --                --            --         (0.09)        (0.02)       --
investment income
Distributions from net             (1.52)           (0.10)        (0.51)       (0.04)        (0.24)      (0.08)
realized gain on
investments and foreign
currency transactions
  Total from                       (1.52)           (0.10)        (0.51)       (0.13)        (0.26)      (0.08)
  distributions
Net Asset Value, End of            $14.88           $15.44        $13.11       $15.03        $14.58      $13.21
Period
Total Return2                      6.37%            18.75%        (9.81)%      3.96%         12.62%      10.87%

Ratios to Average Net
Assets:
Expenses                           2.55%3            2.52%         2.19%       1.92%         1.65%       1.60%
Net investment income             (0.26)%3          (0.44)%       (0.42)%     (0.24)%        0.75%       0.79%
(loss)
Expense                            0.15%3            0.01%         0.05%       0.13%         1.18%       3.37%
waiver/reimbursement4
Supplemental Data:
Net assets, end of                $17,033           $17,883       $20,287     $25,257       $20,962      $6,333
period (000 omitted)
Portfolio turnover                  40%               42%           14%         21%           40%         53%
Redemption fees
consisted of the            --- ------------          --      ---   --    ---   --     ----   --     --   --
following per share                $0.00
amounts


1    Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3    Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements.



INTERNATIONAL VALUE FUND FINANCIAL HIGHLIGHTS - CLASS B SHARES

(For a Share Outstanding Throughout Each Period)



                             Six          Year
                             Months       Ended
                             Ended        November
                             (unaudited)  30, 2003
                             5/31/2004                    2002         2001       2000       1999
Net Asset Value, Beginning      $14.89        $12.74    $14.73       $14.33     $13.09     $11.98
of Period
Income From Investment
Operations:
Net investment income            (0.07)1      (0.16)1  (0.16)1     (0.15)1    0.00 1,2   0.01 1
(loss)
Net realized and                  0.94          2.41     (1.32)       0.62       1.50       1.18
unrealized gain (loss) on
investments and foreign
currency transactions
  Total from investment
  operations
                                  0.87          2.25     (1.48)       0.47       1.50       1.19
Less Distributions:
Distributions from net              --            --        --        (0.03)    (0.02)       --
investment income
Distributions from net           (1.52)       (0.10)   (0.51)      (0.04)    (0.24)    (0.08)
realized gain on
investments and foreign
currency transactions
  Total from distributions       (1.52)       (0.10)   (0.51)      (0.07)    (0.26)    (0.08)
Net Asset Value, End of         $14.24        $14.89    $12.74       $14.73     $14.33     $13.09
Period
Total Return3                     5.96 %       17.88 %  (10.51)%      3.23 %    11.72 %     9.96 %

Ratios to Average Net
Assets:
Expenses                          3.30 %4       3.27 %    2.94 %       2.67 %     2.40 %     2.35 %
Net investment income            (1.01)%4     (1.22)%  (1.19)%     (0.99)%   (0.01)%    0.04 %
(loss)
Expense                           0.15 %4       0.01 %    0.05 %       0.13 %     1.18 %     3.37 %
waiver/reimbursement5
Supplemental Data:
Net assets, end of period      $18,635       $19,333    $20,124     $28,947    $23,039     $9,563
(000 omitted)
Portfolio turnover                  40 %          42 %      14 %         21 %       40 %       53 %
1 Per share information is based on average shares outstanding.
---------------------------------------------------------------------------------
2 Represents less than $0.01.
3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
4 Computed on an annualized basis.
5 This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements.



INTERNATIONAL VALUE FUND FINANCIAL HIGHLIGHTS - CLASS C SHARES

(For a Share Outstanding Throughout Each Period)

                             Six          Year
                             Months       Ended
                             Ended        November
                             (unaudited)    30,
                                          --------
                                            2003
                             5/31/2004                   2002         2001        2000        1999
Net Asset Value, Beginning      $14.92      $12.77     $14.76       $14.36      $13.11      $11.98
of Period
Income From Investment
Operations:
Net investment income            (0.07)1    (0.16)1   (0.16)1     (0.15)1     0.00 1,2    0.01 1
(loss)
Net realized and                  0.94        2.41      (1.32)       0.62        1.51        1.20
unrealized gain (loss) on
investments and foreign
currency transactions
  Total from investment
  operations
                                  0.87        2.25      (1.48)       0.47        1.51        1.21
Less Distributions:
Distributions from net              --          --         --        (0.03)     (0.02)        --
investment income
Distributions from net           (1.52)     (0.10)    (0.51)      (0.04)     (0.24)     (0.08)
realized gain on
investments and foreign
currency transactions
  Total from distributions       (1.52)     (0.10)    (0.51)      (0.07)     (0.26)     (0.08)
Net Asset Value, End of         $14.27      $14.92     $12.77       $14.76      $14.36      $13.11
Period
Total Return3                     5.95 %     17.84 %   (10.48)%      3.25 %     11.78 %     10.13 %

Ratios to Average Net
Assets:
Expenses                          3.30 %4     3.27 %     2.94 %       2.67 %      2.40 %      2.35 %
Net investment income            (0.96)%4   (1.23)%   (1.19)%     (0.99)%     0.00 %5     0.04 %
(loss)
Expense                           0.15 %4     0.01 %     0.05 %       0.13 %      1.18 %      3.37 %
waiver/reimbursement6
Supplemental Data:
Net assets, end of period       $2,361      $2,315     $3,311       $4,352      $3,669      $1,005
(000 omitted)
Portfolio turnover                  40 %        42 %       14 %         21 %        40 %        53 %


1 Per share information is based on average shares outstanding.
2 Represents less than $0.01.
3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
4 Computed on an annualized basis.
5 Represents less than 0.01%.
6 This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios shown above.
See Notes which are an integral part of the Financial Statements.


Service Fees, Advisory Fees and Expense Ratios


     The service providers, applicable service fees and the investment advisory fees, for both Funds are identical. The maximum annual investment advisory fee for both Funds is 1.00% of average daily net assets.


     For its fiscal year ending November 30, 2004, the International Value Fund's projected ratio of expenses to average daily net assets is 2.52% for Class A Shares, and 3.27% for both Class B Shares and Class C Shares. Absent voluntary waivers and reimbursement, the projected ratio of expenses to average daily net assets would be 2.78% for Class A Shares and 3.28% for Class B Shares and Class C Shares of the International Value Fund.


     For its fiscal year ending November 30, 2004, the Global Value Fund's projected ratio of expenses to average daily net assets is 2.07% for Class A Shares, and 2.82% for both Class B Shares and Class C Shares. Absent voluntary waivers and reimbursement, the projected ratio of expenses to average daily net assets would be 2.64% for Class A Shares and 3.39% for both Class B Shares and Class C Shares.


     The Global Value Fund's Class B and Class C Shares and the International Value Fund have the ability to pay a Rule 12b-1 fee. The Rule 12b-1 fee as a percentage of average daily net assets of each Fund is 0.75% for Class B Shares, and 0.75% for Class C Shares. The International Value Fund's Rule 12b-1 fee as a percentage of net assets of Class A Shares is 0.25%. However, the International Value Fund did not pay or accrue the 12b-1 fee for Class A Shares for the recent fiscal year and has no present intention of paying or accruing the 12b-1 fee for Class A Shares during the fiscal year ending November 30, 2004. The Global Value Fund does not charge a 12b-1 fee for Class A Shares.


                      INFORMATION ABOUT THE REORGANIZATION


Comparison of Investment Objectives, Policies and Limitations


     The Funds have similar investment objectives. The International Value Fund's investment objective is to provide long term growth of capital. The Global Value Fund's investment objective is to provide a total return on assets. Both Funds pursue their respective investment objectives by investing in securities of foreign and domestic companies that the Adviser deems to be undervalued.


     The fundamental investment limitations of the International Value Fund and the Global Value Fund are similar. The International Value Fund contains a fundamental investment policy that permits it to concentrate in financial services industries and the Global Value Fund contains a fundamental policy that permits it to concentrate in the utilities industry. However, both Funds have no present intention of concentrating their investments in an industry. For a more in depth comparison of investment objectives, policies and limitations, see "Comparison of Investment Objectives and Policies."


Description of the Plan of Reorganization


     The Plan provides that on or about the Closing Date (presently expected to be on or about October 22, 2004) the International Value Fund will acquire all of the assets of the Global Value Fund in exchange for Class A, B and C Shares of the International Value Fund to be distributed pro rata by the Global Value Fund to holders of its Class A, B and C Shares, respectively, in complete liquidation and termination of the Global Value Fund. Shareholders of the Global Value Fund will become shareholders of the International Value Fund as of 4:00 p.m. (Eastern time) on the Closing Date and will begin accruing dividends on the next day. Shares of the International Value Fund received by Global Value Fund shareholders as part of the Reorganization will not be subject to a sales load.


     Consummation of the Reorganization is subject to the conditions set forth in the Plan, including receipt of an opinion in form and substance satisfactory to the Corporation, as described under the caption "Federal Income Tax Consequences" below. The Plan may be terminated and the Reorganization may be abandoned at any time before or after approval by shareholders of the Global Value Fund prior to the Closing Date by the Corporation if it believes that consummation of the Reorganization would not be in the best interests of the shareholders of either Fund.


     The Adviser will bear the expenses related to the Reorganization. Such expenses include, but are not limited to: legal fees; registration fees; transfer taxes (if any); the fees of banks and transfer agents; and the costs of preparing, printing, copying, and mailing proxy solicitation materials to the Global Value Fund's shareholders and the costs of holding the special meeting of shareholders.


      The foregoing brief summary of the Plan entered into between the International Value Fund and the Global Value Fund is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.


Description of International Value Fund Shares and Capitalization


     Class A, B and C Shares of the International Value Fund to be issued to shareholders of the Global Value Fund under the Plan will be fully paid and non-assessable when issued, transferable without restrictions and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of the International Value Fund provided herewith for additional information about Class A, B and C Shares of the International Value Fund.


     The following tables show the capitalization of the International Value Fund and the Global Value Fund as of July 15, 2004, and on a pro forma basis as of that date:


----------------------------------------------------------------------------------------------
                             Federated Global         Federated                Federated
                                Value Fund          International            International
                             -----------------        Value Fund          Value Fund Class A
                                  Class A           Class A Shares         Shares Pro Forma
                                  Shares                                       Combined
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
      Net Assets                $23,338,187          $16,822,062              $40,160,249
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
  Net Asset Value Per
         Share                    $13.85                $14.78                  $14.78
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
  Shares Outstanding             1,684,705            1,138,467                2,717,505
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
 Total Assets (at Fund
        Level)                  $43,578,882          $37,566,920              $81,145,802
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
                             Federated Global         Federated                Federated
                                Value Fund          International            International
                                  Class B             Value Fund          Value Fund Class B
                                  Shares            Class B Shares         Shares Pro Forma
                                                                               Combined
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
      Net Assets                $17,005,490          $17,941,913              $34,947,403
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
  Net Asset Value Per
         Share                    $13.57                $14.13                  $14.13
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
  Shares Outstanding             1,252,744            1,269,721                2,473,223
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
 Total Assets (at Fund
        Level)                  $43,578,882          $37,566,920              $81,145,802
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
                             Federated Global         Federated                Federated
                                Value Fund          International            International
                                  Class C             Value Fund          Value Fund Class C
                                  Shares            Class C Shares         Shares Pro Forma
                                                                               Combined
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
      Net Assets                $3,108,598            $2,231,205              $5,339,803
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
  Net Asset Value Per
         Share                    $13.59                $14.16                  $14.16
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
  Shares Outstanding              228,771              157,549                  377,083
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
 Total Assets (at Fund
        Level)                  $43,578,882          $37,566,920              $81,145,802
----------------------------------------------------------------------------------------------


Federal Income Tax Consequences


     As a condition to the Reorganization, the Corporation will receive an opinion of counsel to the Corporation, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes:

o the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and the Global Value Fund and the International Value Fund each will be a "party to a reorganization" within the meaning of section 368(b) of the Code;

o no gain or loss will be recognized by the International Value Fund upon its receipt of the Global Value Fund's assets in exchange for International Value Fund shares;

o no gain or loss will be recognized by the Global Value Fund upon transfer of its assets to the International Value Fund in exchange for International Value Fund shares or upon the distribution of the International Value Fund shares to the Global Value Fund's shareholders in exchange for their Global Value Fund shares;

o no gain or loss will be recognized by shareholders of the Global Value Fund upon exchange of their Global Value Fund shares for International Value Fund shares;

o the tax basis of the assets of the Global Value Fund acquired by the International Value Fund will be the same as the tax basis of such assets to the Global Value Fund immediately prior to the Reorganization;

o the aggregate tax basis of shares of the International Value Fund received by each shareholder of the Global Value Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Global Value Fund held by such shareholder immediately prior to the Reorganization;

o the holding period of the Global Value Fund's assets in the hands of the International Value Fund will include the period during which those assets were held by the Global Value Fund; and

o the holding period of International Value Fund shares received by each shareholder of the Global Value Fund pursuant to the Plan will include the period during which the Global Value Fund shares exchanged therefor were held by such shareholder, provided the Global Value Fund shares were held as capital assets on the date of the Reorganization.

     As of November 30, 2003 Global Value Fund had approximately $32 million in capital loss carryovers. As a result of the Reorganization, a portion of these capital loss carryovers may not be available for use by the International Value Fund.


     The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the International Value Fund, the Global Value Fund or the Global Value Fund's shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.


     Shareholders of the Global Value Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.


Comparative Information on Shareholder Rights and Obligations


     The Corporation is organized as a Maryland corporation pursuant to its Articles of Incorporation dated January 25, 1994. The rights of shareholders of the Global Value Fund and International Value Fund are identical and are set forth in the Articles of Incorporation and the Maryland Gerneral Corporation
Law. A special meeting of shareholders of either Fund for any permissible purpose is required to be called by the Board upon the written request of the holders of at least 10% of the outstanding shares of the relevant Fund. Shareholders of the Funds are entitled to at least 15 days' notice of any meeting.


        INFORMATION ABOUT INTERNATIONAL VALUE FUND AND GLOBAL VALUE FUND


International Value Fund


     Information about the Corporation and the International Value Fund is contained in the International Value Fund's current Prospectus. A copy of the Prospectus is included herewith and incorporated by reference herein. Additional information about the Corporation and the International Value Fund is included in the International Value Fund's Statement of Additional Information dated January 31, 2004, which is incorporated herein by reference. Copies of the Statement of Additional Information, as well as the Statement of Additional Information relating to this Prospectus/Proxy Statement dated August 25, 2004, both of which have been filed with the SEC, may be obtained without charge by contacting the Corporation at 1-800-341-7400 or by writing to the Corporation at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Corporation, on behalf of the International Value Fund, is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, the proxy and information statements, and other information filed by the Corporation, on behalf of the International Value Fund, can be obtained by calling or writing the Corporation and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1024, 450 Fifth Street, N.W., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the SEC's Internet Web site (http://www.sec.gov).


     This Prospectus/Proxy Statement, which constitutes part of a Registration Statement filed by the Corporation, on behalf of the International Value Fund, with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits thereto for further information with respect to the Corporation, the International Value Fund and the shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable documents filed with the SEC.


Global Value Fund


     Information about the Global Value Fund may be found in the Global Value Fund's current Prospectus and Statement of Additional Information, both dated January 31, 2004, which are incorporated herein by reference. Copies of the Global Value Fund's Prospectus and Statement of Additional Information may be obtained without charge from the Global Value Fund by calling 1-800-341-7400 or by writing to the Global Value Fund at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. A copy of the Statement of Additional Information relating to this Prospectus/Proxy Statement may be obtained without charge from the Corporation by calling 1-800-341-7400 or by writing to the Corporation at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Global Value Fund is subject to the information requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Global Value Fund can be obtained by calling or writing the Global Value Fund and can also be inspected at the public reference facilities maintained by the SEC at the addresses listed in the previous section.


Legal Proceedings

     Like many other mutual fund companies, in September 2003, Federated Investors, Inc., the parent company of the Funds' Adviser and distributor (collectively, "Federated"), received detailed requests for information on shareholder trading activities in the Federated funds ("Federated Funds") from the SEC, the New York State Attorney General, and the National Association of Securities Dealers. Since that time, Federated has received additional inquiries from regulatory authorities on these and related matters, and more such inquiries may be received in the future. Federated immediately retained the law firm of Reed Smith LLP to conduct an internal investigation, which is ongoing. Additionally, attorneys from the law firm of Dickstein Shapiro Morin & Oshinsky LLP, independent counsel to the Federated Funds, are participating in the investigation and are reporting to the independent directors of the Federated Funds on their progress.

     The internal investigation is examining, among other things, circumstances in which it appears that a few Fund investors were granted exceptions to Federated's internal procedures for limiting frequent transactions, and that some of these investors made additional investments in other Federated funds. The investigation is also examining instances in which it appears that orders for Federated variable net asset value funds were placed and accepted after the funds' closing time at 4:00 p.m. Federated is taking steps to ensure that fund shareholder trading policies are adhered to.

     As a result of these inquiries, Federated and the Federated Funds have conducted an internal investigation of the matters raised, which revealed instances in which a few investors were granted exceptions to Federated's internal procedures for limiting frequent transactions and that one of these investors made an additional investment in another Federated fund. The investigation has also identified inadequate procedures which permitted a limited number of investors (including several employees) to engage in undetected frequent trading activities and/or the placement and acceptance of orders to purchase shares of fluctuating net asset value funds after the funds' closing times. Federated has issued a series of press releases describing these matters in greater detail and emphasizing that it is committed to compensating the Federated Funds for any detrimental impact these transactions may have had on them. In that regard, on February 3, 2004, Federated and the independent directors of the Federated Funds announced the establishment by Federated of a restoration fund that is intended to cover any such detrimental impact. Based upon the progress of the investigation to date, Federated does not have sufficient information regarding these transactions to make a reasonable estimate of the amount, if any, by which the Federated Funds have been impacted. The press releases and related communications are is available in the "About Us" section of Federated's website www.federatedinvestors.com, and any future press releases on this subject will also be posted there.


     Shortly after Federated's first public announcement concerning the foregoing matters, and notwithstanding Federated's commitment to taking remedial actions, Federated and various Federated Funds were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. The board of the Federated Funds has retained the law firm of Dickstein, Shapiro Morin & Oshinsky LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations have been filed, and others may be filed in the future. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased redemptions in the Funds, reduced sales of the Funds' shares, or other adverse consequences for the Funds.

------------------------------------------------------------------------------
               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
------------------------------------------------------------------------------
          SHAREHOLDERS APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION


About the Proxy Solicitation and the Meeting


     Proxies are being solicited by the Board, on behalf of its portfolio, the Global Value Fund. The proxies will be voted at the special meeting of shareholders of the Corporation to be held on October 22, 2004 at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").


     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Adviser. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Corporation or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Corporation may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.


     The purpose of the Special Meeting is set forth in the accompanying Notice. The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about September 8, 2004, to shareholders of record at the close of business on August 23, 2004 (the "Record Date").


     The International Value Fund's annual report, which includes audited financial statements for its fiscal year ended November 30, 2003, was previously mailed to shareholders. The semi-annual reports for the Global Value Fund and the International Value Fund, which contain unaudited financial statements for the periods ended May 31, 2004, were also previously mailed to shareholders. The Corporation will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of the annual reports and/or the semi-annual reports for the International Value Fund and the Global Value Fund. Requests for annual reports or semi-annual reports for the International Value Fund and the Global Value Fund may be made by writing to the Corporation's principal executive offices or by calling the Corporation. The Corporation's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Corporation's toll-free telephone number is 1-800-341-7400.


Proxies, Quorum and Voting at the Special Meeting


     Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Corporation is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.


     Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Corporation. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matter set forth in the attached Notice.


     In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of one-third of the total number of outstanding shares of the Global Value Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals.


     For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.


     If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.


     Shareholder approval requires the affirmative vote of more than 50% of the shares of the Global Value Fund entitled to vote.


Share Ownership of the Funds


Officers and Directors of the Corporation own less than 1% of the Global Value Fund's outstanding shares.


At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of each class of the Global Value Fund:


Officers and Directors of the Corporation own less than 1% of the International Value Fund's outstanding shares.


At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding shares of each class of the International Value Fund:



Interests of Certain Persons


     The Funds are managed by the Adviser. The Adviser is a subsidiary of Federated. All of the voting securities of Federated are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue. John F. Donahue and J. Christopher Donahue currently serve as Directors of the Corporation.


          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY


     The Corporation is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to Federated World Investment Series, Inc., Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.


     No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Corporation.


------------------------------------------------------------------------------
  SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE
                                 UNITED STATES.
------------------------------------------------------------------------------


                                             By Order of the Board of Directors,



                                                               John W. McGonigle
                                                                       Secretary
August 25, 2004



                                                                       EXHIBIT A
                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 6th day of August, 2004, by and between Federated World Investment Series, Inc., a Maryland corporation, with its principal place of business at 5800 Corporate Drive, Pittsburgh, PA, 15237 (the "Corporation"), with respect to its Federated International Value Fund (the "Acquiring Fund"), a series of the Corporation, and Federated World Investment Series, Inc., on behalf of its portfolio Federated Global Value Fund (the "Acquired Fund" and, collectively with the Acquiring Fund, the "Funds"), also with its principal place of business at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000.

     This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund in exchange for Class A Shares, Class B Shares and Class C Shares, $0.001 par value per share of the Acquiring Fund ("Acquiring Fund Shares"); and (ii) the distribution of Class A Shares, Class B Shares and Class C Shares of the Acquiring Fund to the holders of the Class A Shares, Class B Shares and Class C Shares of the Acquired Fund, respectively, and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

     WHEREAS, the Acquiring Fund and the Acquired Fund are separate series of the Corporation, and the Corporation is an open-end, registered management investment company and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Acquiring Fund and the Acquired Fund are each authorized to issue their shares of capital stock;

     WHEREAS, the Directors of the Corporation have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

     WHEREAS, the Directors of the Corporation have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

Article I

  TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES
                      AND LIQUIDATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by (a) multiplying the shares outstanding of each class of the Acquired Fund by (b) the ratio computed by dividing (x) the net asset value per share of such class of the Acquired Fund by (y) the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of Class A Shares, Class B Shares and Class C Shares of the Acquired Fund will receive Class A Shares, Class B Shares and Class C Shares of the Acquiring Fund. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

     The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund's assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

1.3 LIABILITIES TO BE DISCHARGED. The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

1.4 STATE FILINGS. Prior to the Closing Date, the Corporation shall make any filings with the State of Maryland that may be required under the laws of the State of Maryland, effective as of the Closing Date.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund (the "Acquired Fund Shares") will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

1.9 TERMINATION. The Acquired Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.5.

1.10 BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

Article II

                                    VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed at the closing on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets, shall be determined by (a) multiplying the shares outstanding of each class of the Acquired Fund by (b) the ratio computed by (x) dividing the net asset value per share of such class of the Acquired Fund by (y) the net asset value per share of the corresponding class of the Acquiring Fund determined in accordance with paragraph 2.2.

2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

Article III

                            CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The closing shall occur on or about October 22, 2004, or such other date(s) as the parties may agree to in writing (the "Closing Date"). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT'S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause State Street Bank and Trust Company, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Corporation or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

Article IV

                         REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Corporation, on behalf of the Acquired Fund, represents and warrants to the Corporation, on behalf of the Acquiring Fund, as follows:

a) The Acquired Fund is a legally designated, separate series of a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland.

b) The Corporation is registered as an open-end management investment company under the 1940 Act, and the Corporation's registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect.

c) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

d) The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in the violation of any provision of the Corporation's Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

e) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that could materially and adversely affect its business or its ability to consummate the transactions contemplated herein.

g) The financial statements of the Acquired Fund as of November 30, 2003, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Corporation on behalf of the Acquiring
     Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

h) The unaudited financial statements of the Acquired Fund as of May 31, 2004, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Corporation on behalf of the Acquiring
     Fund) fairly reflect the financial condition of the Acquired Fund as of May 31, 2004, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

i) Since the date of the financial statements referred to in paragraph (h) above, there have been no material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Corporation on behalf of the Acquiring Fund. For the purposes of this paragraph (i), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

j) All federal and other tax returns and reports of the Acquired Fund required by law to be filed, have been filed, and all federal and other taxes shown to be due on such returns and reports have been paid, or, if not paid as of the Closing Date, provision shall have been made for the payment thereof. To the best of the Corporation's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

k) All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, and has no outstanding securities convertible into any of the Acquired Fund shares.

l) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the state of Maryland, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund.
     Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

n) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

o) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Corporation with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

p) The Acquired Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC"), as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

q) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Maryland law for the execution of this Agreement by the Corporation, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Maryland law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Corporation, on behalf of the Acquiring Fund, represents and warrants to the Corporation, on behalf of the Acquired Fund, as follows:

a)   The  Acquiring  Fund  is  a  legally  designated,   separate  series  of  a
     corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland.

b) The Corporation is registered as an open-end management investment company under the 1940 Act, and the Corporation's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

c)   The current  prospectus  and  statement of  additional  information  of the
     Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of the Corporation's Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

e) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that could materially and adversely affect its business or its ability to consummate the transaction contemplated herein.

f) The financial statements of the Acquiring Fund as of November 30, 2003 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Funds) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

g) The unaudited financial statements of the Acquiring Fund as of May 31, 2004, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

h) Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

i) All federal and other tax returns and reports of the Acquiring Fund required by law to be filed, have been filed. All federal and other taxes shown to be due on such returns and reports have been paid or, if not paid as of the Closing Date, provision shall have been made for their payment. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

j) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

k) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws
     relating  to  or  affecting   creditors'   rights  and  to  general  equity
     principles.

l) Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

m) The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

n) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Corporation with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

o) The Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

p) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Maryland law for the execution of this Agreement by the Corporation, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Corporation, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Maryland law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

Article V

              COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 8.5, the Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

5.2 APPROVAL OF SHAREHOLDERS. The Corporation will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Corporation's Treasurer.

5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Corporation will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the "Registration Statement"). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Acquired Fund's Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8 The Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.



Article VI

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by the Corporation's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

Article VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund's name by the Corporation's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Corporation.

Article VIII

               FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
                        ACQUIRING FUND AND ACQUIRED FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Corporation's Articles of Incorporation and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary "no-action" positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Corporation shall have received an opinion of Dickstein Shapiro Morin & Oshinsky LLP substantially to the effect that for federal income tax purposes:

a) The transfer of all of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.

c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

d) No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

e) The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

f) The tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

Such opinion shall be based on customary assumptions and such representations as Dickstein Shapiro Morin & Oshinsky LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be reorganized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

Article IX

                                    EXPENSES

9.1 Federated Investment Management Company or its affiliates will pay all expenses associated with Acquiring Fund's and Acquired Fund's participation in the Reorganization. Reorganization expenses include, without limitation:
     (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.

Article X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Corporation, on behalf of the Funds, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

Article XI

                                   TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Funds. In addition, each Fund may at its option terminate this Agreement at or before the Closing Date due to:

a) a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

c)   a  determination  by  the  Corporation's  Board  of  Directors,   that  the
     consummation of the transactions contemplated herein is not in the best interest of either Fund.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Acquired Fund, the Corporation, or its Directors or officers.

Article XII

                                   AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers the Corporation as specifically authorized by its Board of Directors; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

Article XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.


                                    FEDERATED WORLD INVESTMENT SERIES, INC.
                                    on behalf of its portfolio,
                                    Federated Global Value Fund


                                    John W. McGonigle, Secretary


                                    FEDERATED WORLD INVESTMENT SERIES, INC.
                                    on behalf of its portfolio,
                                    Federated International Value Fund

                                    J. Christopher Donahue, President

                       STATEMENT OF ADDITIONAL INFORMATION
                                 AUGUST 25, 2004


                          Acquisition of the assets of

                           FEDERATED GLOBAL VALUE FUND
             a portfolio of Federated World Investment Series, Inc.

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-245-5000

                        By and in exchange for Shares of

                       FEDERATED INTERNATIONAL VALUE FUND

             a portfolio of Federated World Investment Series, Inc.

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-245-5000


     This Statement of Additional Information dated August 25, 2004, is not a prospectus. A Prospectus/Proxy Statement dated August 25, 2004, related to the above-referenced matter may be obtained from Federated World Investment Series, Inc., on behalf of Federated International Value Fund ("International Value Fund"), Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

                                TABLE OF CONTENTS

1. Statement of Additional Information of Federated International Value Fund, a portfolio of Federated World Investment Series, Inc., dated January 31, 2004.

2. Statement of Additional Information of Federated Global Value Fund, a portfolio of Federated World Investment Series, Inc., dated January 31, 2004.

3. Financial Statements of Federated International Value Fund, a portfolio of Federated World Investment Series, Inc., dated November 30, 2003.

4. Financial Statements (unaudited) of Federated International Value Fund, a portfolio of Federated World Investment Series, Inc., dated May 31, 2004.

4. Financial Statements of Federated Global Value Fund, a portfolio of Federated World Investment Series, Inc., dated November 30, 2003.

6.   Financial  Statements   (unaudited)  of  Federated  Global  Value  Fund,  a
     portfolio of Federated World Investment Series, Inc., dated May 31, 2004.

5.   Pro Forma Financial Information.


                      INFORMATION INCORPORATED BY REFERENCE

     The Statement of Additional Information of Federated Global Value Fund (the "Global Value Fund"), a portfolio of Federated World Investment Series, Inc. (the "Corporation"), is incorporated by reference to the Corporation's Post-Effective Amendment No. 29 to its Registration Statement on Form N-1A (File No. 33-52149), which was filed with the Securities and Exchange Commission ("SEC") on February 2, 2004. A copy may be obtained from the Corporation at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. Telephone
Number: 1-800-341-7400.

     The Statement of Additional Information of Federated International Value Fund (the "International Value Fund"), a portfolio of the Corporation, is incorporated by reference to the Corporation's Post-Effective Amendment No. 29 to its Registration Statement on Form N-1A (File No. 33-52149), which was filed with the SEC on February 2, 2004. A copy may be obtained from the Corporation at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. Telephone
Number: 1-800-341-7400.

     The audited financial statements of the Global Value Fund dated November 30, 2003, are incorporated by reference to the Annual Report to Shareholders of the Global Value Fund, which was filed with the SEC pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on January 29, 2004.

     The audited financial statements of the International Value Fund dated November 30, 2003, are incorporated by reference to the Annual Report to Shareholders of the International Value Fund, which was filed with the SEC pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on January 29, 2004.

     The unaudited financial statements of the International Value Fund, dated May 31, 2004, are incorporated herein by reference to its Semi-Annual Report to Shareholders of the International Value Fund, which was filed with the SEC pursuant to Section 30(d) of the Investment Company Act of 1940, as amended, on July ___, 2004.

     The unaudited financial statements of the Global Value Fund, dated May 31, 2004, are incorporated herein by reference to its Semi-Annual Report to Shareholders of the Global Value Fund, which was filed with the SEC pursuant to
Section 30(d) of the Investment Company Act of 1940, as amended, on July ___, 2004.

     The Pro Forma Financial information of the Acquiring Fund, International Value Fund dated November 30, 2003, and May 31, 2004 is included herein.

                           Federated Global Value Fund
                       Federated International Value Fund
              Notes to Pro Forma Combining Statements of Operations
                         Semi-Annual Ended May 31, 2004

(a) Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser") receives for its services an annual investment advisory fee equal to 1.00% of the Funds' average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time.

(b) Federated Administrative Services ("FAS"), provides the Fund with certain administrative personnel and services necessary to operate the Fund. The fee paid to FAS is based on the level of average aggregate daily net assets of the Funds. FAS may voluntarily choose to waive the fee and can modify or terminate its voluntary waiver at its sole discretion.

(c) Adjustment to reflect the custodian fees reduction due to the combining of two portfolios into one.

(d) Federated Services Company ("Fserv") through its subsidiary, Federated Shareholder Services Company, served as transfer and dividend disbursing agent for the Funds. The fee paid to FServ is based on the number of share classes and accounts per fund and the level of average aggregate net assets of the Fund for the period. The adjustment is due to the combining of two portfolios into one.

(e) Adjustment to reflect the directors' fee reduction due to the combining of two portfolios into one.

(f) Adjustment to reflect the auditing fee reduction due to the combining of two portfolios into one.

(g) Adjustment to reflect the legal fee reduction due to the combining of two portfolios into one.

(h) FServ provides the Fund with certain fund accounting services. The fee paid to SSB is based on the level of average aggregate net assets of the Funds for the period, plus out-of-pocket expenses. The adjustment is due to the combining of two portfolios into one.

(i) Adjustment to reflect Class B Shares distribution services fee after combination.

(j) Adjustment to reflect Class C Shares distribution services fee after combination.

(k) Adjustment to reflect Class A Shares shareholder services fee after combination.

(l) Adjustment to reflect Class B Shares shareholder services fee after combination.

(m) Adjustment to reflect Class C Shares shareholder services fee after combination.

(n) Adjustment to reflect the Share registration costs due to the combining of two portfolios into one.

(o) Printing and postage expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one.

(p) Insurance expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one.

(q) Tax expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one.

(r) Interest expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one.

(s) Miscellaneous expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one.


                  Pro Forma Combining Portfolio of Investments
                            May 31, 2004 (Unaudited)

   Federated        Federated                                                              Federated      Federated
     Global       International     Pro Forma                                               Global      International   Pro Forma
   Value Fund       Value Fund       Combined                                             Value Fund     Value Fund     Combined
Common Stocks - 94.7%
-----------------------------------------------------------------------------------------------------------------------------------
Automobilies & Components - 1.0%
       -              50,600          50,600        Kia Motors Corp.                          $-          $433,218      $433,218
       -              11,000          11,000        Toyota Motor Corp.                         -           398,948       398,948
                                                 ---------------------------------------------------------------------
                                                    Total                                      -           832,166       832,166
                                                -----------------------------------------------------------------------------------
Banks - 2.7%
     7,900            12,800          20,700        BNP Paribas SA                          482,433        781,664      1,264,097
     21,400             -             21,400        Washington Mutual, Inc.                 934,752           -          934,752
                                                -----------------------------------------------------------------------------------
                                                    Total                                  1,417,185       781,664      2,198,849
                                                -----------------------------------------------------------------------------------
Capital Goods - 0.6%
       -              49,000          49,000        Sumitomo Electric Industries               0           471,829       471,829
                                                                                                                      -------------
                                                 ----------------------------------------------------------------------------------
                                                    Total                                      -           471,829       471,829
                                                 ----------------------------------------------------------------------------------

Commercial Services & Supplies - 3.8%
    370,050             -            370,050        Michael Page International PLC         1,146,737          -         1,146,737
     25,400             -             25,400        Miller Herman, Inc.                     611,632           -          611,632
     83,300             -             83,300        Steelcase, Inc., Class A                982,940           -          982,940
     10,500             -             10,500        United Stationers, Inc.                 395,955           -          395,955
                                                                                                                      -------------
                                                 ---------------------------------------------------------------------
                                                    Total                                  3,137,264          -         3,137,264
                                                 ----------------------------------------------------------------------------------
                                                 ---------------------------------------
Consumer Durables & Apparel -
4.7%
     47,530           32,850          80,380        Compagnie Financiere Richemont AG      1,225,332       846,879      2,072,211
     12,683             -             12,683        Hunter Douglas NV                       591,733                      591,733
     22,900           22,200          45,100        Koninklijke (Royal) Philips             622,309        603,286      1,225,595
                                                    Electronics NV
                                                                                        -------------------------------------------
                                                 ----------------------------------------------------------------------------------
                                                    Total                                  2,439,374      1,450,165     3,889,539
                                                 ----------------------------------------------------------------------------------
                                                 ---------------------------------------
Diversified Financials - 27.2%
     18,000             -             18,000        American Express Co.                    912,600           -          912,600
    139,500           37,100         176,600        Amvescap PLC                            935,568        248,814      1,184,382
       -              62,200          62,200        Amvescap PLC, ADR                          -           844,054       844,054
     18,300           16,200          34,500        Credit Suisse Group                     628,793        556,637      1,185,430
     46,600           37,200          83,800        Euronext NV                            1,331,809      1,063,161     2,394,970
     4,700              -             4,700         Goldman Sachs Group, Inc.               441,377           -          441,377
     22,476             -             22,476        ING Groep NV                            507,296           -          507,296
       -              22,012          22,012        J.P. Morgan Chase & Co.                    -           810,922       810,922
     63,200           42,820         106,020        Janus Capital Group, Inc.              1,034,584       700,963      1,735,547
     2,180              -             2,180         Julius Baer Holding Ltd.,               632,477           -          632,477
                                                    Zurich, Class B
     23,600           61,300          84,900        Labranche & Co. Inc.                    211,456        549,248       760,704
     19,800             -             19,800        Merrill Lynch & Co., Inc.              1,124,640          -         1,124,640
     17,700           14,195          31,895        Morgan Stanley                          947,127        759,574      1,706,701
       -              78,000          78,000        Nikko Cordial Corp.                        -           409,484       409,484
       -              40,000          40,000        Normura Holdings, Inc.                     -           614,380       614,380
     18,400             -             18,400        Northern Trust Corp.                    790,280           -          790,280
       -              65,400          65,400        STOXX 50 LDRS                              -          2,155,063     2,155,063
     80,000           82,600         162,600        Schroders PLC                           887,487        916,331      1,803,818
                      8,480           8,480         UBS AG                                                 608,470       608,470
       -             173,400         173,400        iShares MSCI Japan                         -          1,732,266     1,732,266
                                                                                        -------------------------------------------
                                                 ----------------------------------------------------------------------------------
                                                    Total                                 10,385,494     11,969,367    22,354,861
                                                 ----------------------------------------------------------------------------------
                                                 ---------------------------------------
Energy - 6.6%
                      60,100          60,100        BP PLC                                     -           526,492       526,492
     25,700           17,900          43,600        GlobalSantaFe Corp.                     645,841        449,827      1,095,668
     19,400             -             19,400        Offshore Logistics, Inc.                445,618           -          445,618
     24,200           13,400          37,600        Tidewater, Inc.                         668,888        370,376      1,039,264
       -              4,500           4,500         Total SA, Class B                          -           844,747       844,747
     38,300           17,100          55,400        (1) Transocean, Inc                    1,023,759       457,083      1,480,842
                                                                                        -------------------------------------------
                                                 ----------------------------------------------------------------------------------
                                                    Total                                  2,784,106      2,648,525     5,432,631
                                                 ----------------------------------------------------------------------------------
                                                 ---------------------------------------
Food Beverage & Tobacco - 8.0%
     94,248          107,200         201,448        Cadbury Schweppes PLC                   789,552        914,039      1,703,591
     89,639          102,814         192,453        Diageo PLC                             1,190,015      1,364,921     2,554,936
     1,800            3,900           5,700         Nestle SA                               468,353       1,014,766     1,483,119
       -              6,600           6,600         Pernod-Ricard                              -           826,243       826,243
                                                 ----------------------------------------------------------------------------------
                                                 ----------------------------------------------------------------------------------
                                                    Total                                  2,447,920      4,119,969     6,567,889
                                                 ----------------------------------------------------------------------------------
Hotels, Restaurants & Leisure -
4.5%
     87,100             -             87,100        (1)Caesars Entertainment, Inc.         1,199,367          -         1,199,367
    229,992          185,800         415,792        Hilton Group PLC                       1,096,189       903,686      1,999,875
       -              35,300          35,300        WhitBread PLC                              -           517,823       517,823
                                                 ----------------------------------------------------------------------------------
                                                    Total                                  2,295,556      1,421,509     3,717,065
                                                 ----------------------------------------------------------------------------------
                                                 ---------------------------------------
Insurance - 3.6%
       -              45,100          45,100        AXA                                        -           925,393       925,393
     39,800           33,414          73,214        Sun Life Financial Services of         1,083,754       909,863      1,993,617
                                                    Canada
                                                                                        -------------------------------------------
                                                 ----------------------------------------------------------------------------------
                                                    Total                                  1,083,754      1,835,256     2,919,010
                                                 ----------------------------------------------------------------------------------
                                                 ---------------------------------------
Materials - 4.8%
       -              17,000          17,000        Akzo Nobel NV                              -           614,583       614,583
       -              1,400           1,400         Givaudan SA                                -           748,663       748,663
     15,600             -             15,600        Lafarge North America, Inc.             687,336           -          687,336
       -              5,800           5,800         Lafarge SA                                 -           500,827       500,827
     50,300           58,600         108,900        Stora Enso Oyj, Class R                 653,043        760,801      1,413,844
                                                                                        -------------------------------------------
                                                 ----------------------------------------------------------------------------------
                                                    Total                                  1,340,379      2,624,874     3,965,253
                                                 ----------------------------------------------------------------------------------
                                                 ---------------------------------------
Media - 10.5%
       -              20,400          20,400        Asatsu, Inc.                               -           527,156       527,156
     23,400             -             23,400        Clear Channel Communications,           928,980           -          928,980
                                                    Inc.
     24,200             -             24,200        Corus Entertainment, Inc., Class        484,657           -          484,657
                                                    B
     24,400           16,000          40,400        Grupo Televisa SA, GDR                 1,031,144       676,160      1,707,304
       -             890,000         890,000        SCMP Group Ltd.                            -           356,821       356,821
     31,500             -             31,500        (1) Time Warner, Inc.                   536,760           -          536,760
     22,200             -             22,200        Viacom, Inc., Class A                   827,394           -          827,394
    133,000           82,900         215,900        WPP Group PLC                          1,326,683       826,933      2,153,616
     47,200             -             47,200        Walt Disney Co.                        1,107,784          -         1,107,784
                                                                                        -------------------------------------------
                                                 ----------------------------------------------------------------------------------
                                                    Total                                  6,243,402      2,387,070     8,630,472
                                                 ----------------------------------------------------------------------------------
                                                 ---------------------------------------
Pharmaceuticals & Biotechnology- 2.6%
       -              11,100          11,100        Novartis AG                                -           497,901       497,901
     17,400           21,600          39,000        Takeda Chemical Industries              724,145        898,939      1,623,084
                                                                                        -------------------------------------------
                                                 ----------------------------------------------------------------------------------
                                                    Total                                   724,145       1,396,840     2,120,985
                                                 ----------------------------------------------------------------------------------
Real Estate -
3.4%
     46,000           20,800          66,800        (1) Jones Lang LaSalle, Inc.           1,160,120       524,576      1,684,696
     70,000           62,086         132,086        Sun Hung Kai Properties                 597,216        529,697      1,126,913
                                                                                        -------------------------------------------
                                                 ----------------------------------------------------------------------------------
                                                    Total                                  1,757,336      1,054,273     2,811,609
                                                 ----------------------------------------------------------------------------------
                                                 ---------------------------------------
Retailing - 3.2%
     30,100             -             30,100        Boise Cascade Corp.                    1,058,015          -         1,058,015
     11,100             -             11,100        Federated Department Stores, Inc.       529,581           -          529,581
     8,400              -             8,400         Neiman-Marcus Group, Inc., Class        433,440           -          433,440
                                                    A
       -             274,100         274,100        Signet Group PLC                           -           593,073       593,073
                                                                                        -------------------------------------------
                                                 ----------------------------------------------------------------------------------
                                                    Total                                  2,021,036       593,073      2,614,109
                                                 ----------------------------------------------------------------------------------
                                                 ---------------------------------------
Technology Hardware & Equipment 3.0%
     38,000             -             38,000        Arrow Electronics, Inc.                1,034,740          -         1,034,740
     39,000             -             39,000        (1) Kemet Corp.                         473,850           -          473,850
     29,500             -             29,500        Tektronix, Inc.                         931,020           -          931,020
                                                                                        -------------------------------------------
                                                 ----------------------------------------------------------------------------------
                                                    Total                                  2,439,610          -         2,439,610
                                                 ----------------------------------------------------------------------------------
Telecommunication Services- 0.6%
       -              28,500          28,500        Deutsche Telekom AG, Class REG             -           478,269       478,269
                                                                                        -------------------------------------------
                                                 ---------------------------------------
Transportation - 3.4%
       -             100,700         100,700        Associated British Ports                               807,376       807,376
                                                    Holdings PLC
     26,700             -             26,700        Florida East Coast Industries,          966,006           -          966,006
                                                    Inc.
     55,400             -             55,400        Grupo Aeroportuario del Sureste        1,045,398          -         1,045,398
                                                    SA de CV, Class B, ADR
                                                                                        -------------------------------------------
                                                 ---------------------------------------------------------------------
                                                    Total                                  2,011,404       807,376      2,818,780
                                                 ----------------------------------------------------------------------------------
Utilities- 0.5%
       -              56,800          56,800        Scottish Power PLC                                     412,960       412,960
                                                                                                                      -------------
                                                 ----------------------------------------------------------------------------------
                                                    Total Common Stocks (identified       42,527,965     35,285,185    77,813,150
                                                    cost $67,373,030)
                                                 ----------------------------------------------------------------------------------
                                                 ---------------------------------------
MUTUAL FUND - 1.3%
   1,103,157            -           1,103,157       (2) Prime Value Obligations            1,103,157          -         1,103,157
                                                    Fund, IS Shares (at net asset
                                                    value)
                                                 ----------------------------------------------------------------------------------
REPURCHASE AGREEMENT- 3.2%
       -            2,618,000       2,618,000       Interest in $1,500,000,000 joint           -          2,618,000     2,618,000
                                                    repurchase agreement with Banc
                                                    of America Securities LLC,
                                                    1.05%, dated 5/28/2004, to be
                                                    repurchased at $2,618,305 on
                                                    6/1/2004, collateralized by U.S.
                                                    Government Agency Obligations
                                                    with various maturities to
                                                    10/1/2033, collateral market
                                                    value $1,530,039,205 (at
                                                    amortized cost)
                                                 ----------------------------------------------------------------------------------



                                                    Total Investments -                   43,631,122     37,903,185    81,534,307
                                                    99.2%(identified cost
                                                    $71,094,187)(3)
                                                                                        ------------------------------------------
                                                                                        ------------------------------------------
                                                    Other Assets and Liabilities -          550,978        125,339       676,317
                                                    0.8%
                                                                                        ------------------------------------------
                                                                                        ------------------------------------------
                                                    Total Net Assets - 100%              $ 44,182,100   $ 38,028,524   $82,210,624
                                                                                        ==========================================


1     Non-income producing security.
2     Affiliated company
3 The cost of investments for federal income tax purposes amounts to $71,094,187.

Note:The categories of investments are shown as a percentage of total net assets at November 30, 2003.

The following acronyms are used throughout this portfolio:

ADR--American Depositary Receipt
GDR--Global Depository Receipt


                           Federated Global Value Fund
                       Federated International Value Fund
            Pro Forma Combining Statements of Assets and Liabilities
                            May 31, 2004 (Unaudited)

                                                    Federated           Federated
                                                      Global          International         Pro Forma           Proforma
                                                    Value Fund          Value Fund          Adjustment          Combined
                                                 -----------------    ---------------     ---------------    ---------------
Assets:
--------------------------------------
Investments in securities, at value                $43,631,122         $ 37,903,185             -             $81,534,307
--------------------------------------
Cash denominated in foreign                             -                 33,787                                 33,787
currencies
--------------------------------------
Cash                                                    95                34,385                -                34,480
--------------------------------------
Income receivable                                    114,563             109,042                -               223,605
--------------------------------------
Receivable for shares sold                           562,260              72,763                -               635,023
--------------------------------------           ---------------------------------------------------------------------------
Total assets                                        44,308,040          38,153,162              -              82,461,202
--------------------------------------           -----------------    ---------------     ---------------    ---------------
Liabilities:
--------------------------------------
Payable for shares redeemed                          $41,170             $72,518                -              $ 113,688
--------------------------------------
Payable for transfer and dividend
disbursing
--------------------------------------
agent fees and expenses                               29,910              18,381                -                48,291
--------------------------------------
Payable for Directors'/Trustees' fee                    -                   5                   -                  5
--------------------------------------
Payable for distribution services                     12,825              13,146                                 25,971
fees
--------------------------------------
Payable for shareholder services fee                  9,209               7,924                                  17,133
--------------------------------------
Accrued expenses                                      32,826              12,664                -                45,490
--------------------------------------           -----------------    ---------------     ---------------
                                                                                                             ---------------
Total liabilities                                    125,940             124,638                -               250,578
--------------------------------------           -----------------    ---------------     ---------------    ---------------
Net Assets                                         $44,182,100         $ 38,028,524             $-            $82,210,624
--------------------------------------           -----------------    ---------------     ---------------    ---------------
Net Assets Consists of:
--------------------------------------
Paid in capital                                    $64,092,049         $ 35,372,271             $-             99,464,320
--------------------------------------
Net unrealized appreciation of
investments and
-----------------------------------------
translation of assets and liabilities in            9,583,122            860,799                               10,443,921
foreign currency
---------------------------------------------
Accumulated net realized loss on                                                                -                  -
investments
--------------------------------------
and foreign currency transactions                  (29,332,255)         1,928,251               -             (27,404,004)
--------------------------------------
Accumulated net ivestment (loss)                    (160,816)           (132,797)                              (293,613)
--------------------------------------           -----------------    ---------------     ---------------
                                                                                                             ---------------
Total Net Assets                                   $44,182,100         $ 38,028,524            $ -            $82,210,624
--------------------------------------           -----------------    ---------------     ---------------    ---------------
Net Assets:
Class A Shares                                     $23,596,786         $ 17,032,504            $ -            $40,629,290
                                                                                          ---------------
                                                 -----------------    ---------------     ---------------
Class B Shares                                     $17,350,934         $ 18,635,119            $ -            $35,986,053
                                                 -----------------    ---------------     ---------------
                                                 -----------------    ---------------     ---------------
Class C Shares                                      $3,234,380          $2,360,901             $ -             $5,595,281
                                                 -----------------    ---------------     ---------------
Shares Outstanding:
Class A Shares                                      1,693,225           1,144,645           1,585,806    (a)   2,730,451
                                                 -----------------    ---------------     ---------------
Class B Shares                                      1,269,407           1,308,336           1,218,464    (a)   2,526,800
                                                 -----------------    ---------------     ---------------
                                                 -----------------    ---------------     ---------------
Class C Shares                                       236,391             165,389             226,656     (a)    392,045
                                                 -----------------    ---------------     ---------------
Net Asset Value Per Share
Class A Shares                                       $ 13.94             $ 14.88               $ -               $14.88
                                                 -----------------    ---------------     ---------------
Class B Shares                                       $ 13.67             $ 14.24               $ -               $14.24
                                                 -----------------    ---------------     ---------------
                                                 -----------------    ---------------     ---------------    ---------------
Class C Shares                                       $ 13.68             $ 14.27               $ -               $14.27
                                                 -----------------    ---------------     ---------------    ---------------
Offering Price Per Share
Class A Shares                        *              $ 14.75             $ 15.75               $ -               $15.75
                                                 -----------------    ---------------     ---------------    ---------------
Class B Shares                                       $ 13.67             $ 14.24               $ -               $14.24
                                                 -----------------    ---------------     ---------------    ---------------
                                                 -----------------    ---------------     ---------------    ---------------
Class C Shares                        **             $ 13.82             $ 14.41               $ -               $14.41
                                                 -----------------    ---------------     ---------------    ---------------
Redemption Proceeds Per Share
Class A Shares                        ***            $ 13.66             $ 14.58               $ -               $14.58
                                                 -----------------    ---------------     ---------------    ---------------
Class B Shares                        ****           $ 12.92             $ 13.46               $ -               $13.46
                                                 -----------------    ---------------     ---------------    ---------------
                                                 -----------------    ---------------     ---------------    ---------------
Class C Shares                        *****          $ 13.54             $ 14.13               $ -               $14.13
                                                 -----------------    ---------------     ---------------    ---------------

Investments, at identified cost                    $34,049,345         $ 37,044,842            $ -            $71,094,187
--------------------------------------           -----------------    ---------------     ---------------    ---------------
Foreign currencies, at identified                       $-               $33,302               $ -              $ 33,302
cost
--------------------------------------           -----------------    ---------------     ---------------    ---------------


* Computation of offering price per share 100/94.5 of net asset value.
** Computation of offering price per share 100/99.0 of net asset value.
*** Computation of redemption price per share 98.00/100 of net asset value.
**** Computation of redemption price per share 94.5/100 of net asset value.
***** Computation of redemption price per share 99.00/100 of net asset value.

(a) Adjustment to reflect share balance as a result of the combination.

(See Notes which are an integral part of the Financial Statements)

                           Federated Global Value Fund
                       Federated International Value Fund
                  Pro Forma Combining Statements of Operations
                    Six Months Ended May 31, 2004 (Unaudited)

                                                         Federated           Federated
                                                          Global           International    Pro Forma           Pro Forma
                                                        Value Fund           Value Fund     Adjustment           Combined
                                                      ----------------------------------------------------------------------

Investment Income:
Dividends                                                $ 392,256     *       $       **       -                840,119
                                                                            447,863
Interest                                                     -               5,503                                5,503
                                                      ----------------    -------------                        -------------
Total Income                                              392,256           453,366                              845,622
Expenses:
Investment adviser fee                                    229,124           197,298          (7,440)     (a)     418,982
Administrative personnel and services fee                 115,000           115,001         (115,001)    (b)     115,000
Custodian fees                                             7,085             7,421           (7,085)     (c)      7,421
Transfer and dividend disbursing agent                                                                              -
fees and expenses                                         64,686             62,953          (64,686)    (d)      62,953
Directors'/Trustees' fees                                   876               885             (876)      (e)       885
Auditing fees                                              9,018             9,000           (9,018)     (f)      9,000
Legal fees                                                 3,112             3,112           (3,112)     (g)      3,112
Portfolio accounting fees                                 40,081             38,756          (40,081)    (h)      38,756
Distribution services fee - Class B Shares                67,151             73,193          (5,396)     (i)     134,948
Distribution services fee - Class C Shares                12,804             8,978            (800)      (j)      20,982
Shareholder services fee - Class A Shares                 30,630             21,934           5,370      (k)      57,934
Shareholder services fee - Class B Shares                 22,384             24,398           2,604      (l)      49,386
Shareholder services fee - Class C Shares                  4,267             2,993             419       (m)      7,679
Share registration costs                                  21,612             20,943          (21,612)    (n)      20,943
Printing and postage                                      23,419             20,393          (23,419)    (o)      20,393
Insurance premiums                                         3,753             3,748           (3,753)     (p)      3,748
Taxes                                                      1,591             3,341           (1,591)     (q)      3,341
Interest expense                                            49                213              (49)      (r)       213
Miscellaneous                                              1,640             1,345           (1,640)     (s)      1,345
                                                      ----------------    -------------    -------------
                                                                                           -------------       -------------
Total expenses                                            658,282           615,905         (297,166)            977,021
                                                      ----------------    -------------    -------------       -------------
                                                                                                               -------------
Waivers and Reimbursement --
Waiver/reimbursement of investment adviser fee           $(82,251)          $(6,882)            -               $ (89,133)
Waiver of administrative personnel and services fee      (22,271)           (22,303)                             (44,574)
Waiver of transfer and dividend disbursing agent           (688)             (557)              -                (1,245)
fees and expenses
                                                      ---------------------------------    -------------
                                                                                                               -------------
Total Waivers and Reimbursements                         (105,210)          (29,742)            -               (134,952)
                                                      ----------------    -------------    -------------       -------------
Net Expenses                                              553,072           586,163         (297,166)            842,069
                                                      ----------------    -------------    -------------
                                                                                                               -------------
Net investment loss                                     $ (160,816)            $             $297,166             $3,553
                                                                           (132,797)
                                                      ----------------    -------------    -------------       -------------
Realized and Unrealized Loss on Investments:
Net realized gain on investments and foreign             2,968,462         2,174,609            -               5,143,071
currency transactions

Net change in unrealized appreciation (depreciation)  (560,715)           337,400          -                   (223,315)
of investments and translation of assets and
translation of assets and liabilities in foreign
currency transactions
Net realized and unrealized gain (loss) on            2,407,747           2,512,009        -                   4,919,756
investments and foreign currency
                                                                                           -------------
Change in net assets resulting from operations        $2,246,931          $ 2,379,212      $297,166            $4,923,309
                                                      ----------------    -------------    -------------       -------------



* Includes $14,478 received from affiliated issuers and net of foreign taxes withheld of $28,982

** Includes $9,633 received from affiliated issuers and net of foreign taxes withheld of $49,811


(See Legend to Pro Forma Adjustments on the following page)
(See Notes to Pro Forma Financial Statements)

                           Federated Global Value Fund
                       Federated International Value Fund
                     Notes to Pro Forma Financial Statements
                          Year Ended November 30, 2003

Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations ("Pro Forma Financial Statements") reflect the accounts of Federated Global Value Fund and Federated International Value Fund, collectively ("the Funds"), for the year ended November 30, 2003. These statements have been derived from the books and records utilized in calculating daily net asset values at November 30, 2003.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The Pro Forma Financial Statements give effect to the proposed transfer of assets of Federated Global Value Fund for shares of Federated International
Value. Under generally accepted accounting principles, Federated International Value Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended November 30, 2003, Federated Global Value Fund and Federated International Value Fund paid investment advisory fees computed at the annual rate of 1.00% as a percentage of average daily net assets.

Shares of Beneficial Interest

The Pro Forma net asset value per share assumes the issuance of 254,732 Class A Shares of Federated International Value Fund (accounting survivor) to the holders of 1,741,544 Class A Shares of Federated Global Value Fund which would have been issued at November 30, 2003.

The Pro Forma net asset value per share assumes the issuance of 173,897 Class B Shares of Federated International Value Fund (accounting survivor) to the holders of 1,353,329 Class B Shares of Federated Global Value Fund which would have been issued at November 30, 2003.

The Pro Forma net asset value per share assumes the issuance of 32,954 Class C Shares of Federated International Value Fund (accounting survivor) to the holders of 254,751 Class C Shares of Federated Global Value Fund which would have been issued at November 30, 2003.


                  Pro Forma Combining Portfolio of Investments
                    Year Ended November 30, 2003 (Unaudited)



    Federated        Federated                                                        Federated        Federated
     Global        International    Pro Forma                                          Global        International      Pro Forma
   Value Fund       Value Fund       Combined                                        Value Fund        Value Fund        Combined
Common Stocks - 90.1%
-----------------------------------------------------------------------------------------------------------------------------------
Automobilies & Components - 1.0%
                      50,600          50,600     Kia Motors Corp.                        $-             $441,995         $441,995
                       8,000          8,000      Volkswagen AG                            -             397,837          397,837
                                                                                                                      -------------
                                                 ---------------------------------------------------------------------
                                                 Total                                    -             839,832          839,832
                                                 ----------------------------------------------------------------------------------
Banks - 9.5%
-                     69,912                     Barclays PLC                             -             617,044          617,044
19,900                35,300          55,200     Credit Suisse Group                   661,150         1,172,794        1,833,944
14,100                   -            14,100     PNC Financial Services Group          766,476             -             766,476
-                     63,847          63,847     Standard Chartered PLC                   -            1,008,278        1,008,278
-                     14,780          14,780     UBS AG                                   -             952,902          952,902
21,400                   -            21,400     Washington Mutual, Inc.               980,334             -             980,334
134,500               162,000        296,500     Wing Hang Bank Ltd.                   805,571          970,278         1,775,849
                                                                                                                      -------------
                                                 ----------------------------------------------------------------------------------
                                                 Total                                3,213,531        4,721,296        7,934,827
                                                 ----------------------------------------------------------------------------------
                                                 ----------------------------------
Capital Goods - 1.3%
18,000                   -            18,000     Ingersoll-Rand Co., Class A          1,122,120            -            1,122,120
                                                                                   ------------------------------------------------
Commercial Services & Supplies - 5.2%
601,350                  -           601,350     Michael Page International PLC       1,944,365            -            1,944,365
25,400                   -            25,400     Miller Herman, Inc.                   661,670             -             661,670
83,300                   -            83,300     Steelcase, Inc., Class A             1,032,920            -            1,032,920
17,900                   -            17,900     United Stationers, Inc.               722,265             -             722,265
                                                                                                                      -------------
                                                 ---------------------------------------------------------------------
                                                 Total                                4,361,220            -            4,361,220
                                                 ----------------------------------------------------------------------------------
                                                 ----------------------------------
Consumer Durables & Apparel - 3.0%
47,530                32,850          80,380     Compagnie Financiere Richemont AG    1,177,898         814,095         1,991,993
12,683                   -            12,683     Hunter Douglas NV                     556,921             -             556,921
                                                                                   ------------------------------------------------
                                                 ----------------------------------------------------------------------------------
                                                 Total                                1,734,819         814,095         2,548,914
                                                 ----------------------------------------------------------------------------------
                                                 ----------------------------------
Diversified Financials - 29.6%
18,000                17,270          35,270     American Express Co.                  822,780          789,412         1,612,192
139,500               37,100         176,600     Amvescap PLC                          989,788          263,234         1,253,022
-                     62,200          62,200     Amvescap PLC, ADR                        -             885,728          885,728
-                     12,434          12,434     Citigroup, Inc                           -             584,895          584,895
46,600                37,200          83,800     Euronext NV                          1,117,608         892,168         2,009,776
8,500                    -            8,500      Goldman Sachs Group, Inc.             816,680             -             816,680
22,476                   -            22,476     ING Groep NV                          481,875             -             481,875
-                     16,100          16,100     Investors Group, Inc.                    -             390,074          390,074
-                     29,212          29,212     J.P. Morgan Chase & Co.                  -            1,032,936        1,032,936
63,200                86,120         149,320     Janus Capital Group, Inc.             879,112         1,197,929        2,077,041
2,180                    -            2,180      Julius Baer Holding Ltd.,             693,886             -             693,886
                                                 Zurich, Class B
23,600                61,300          84,900     Labranche & Co. Inc.                  195,172          506,951          702,123
36,800                13,950          50,750     Merrill Lynch & Co., Inc.            2,088,400         791,662         2,880,062
17,700                14,195          31,895     Morgan Stanley                        978,456          784,700         1,763,156
-                     78,000          78,000     Nikko Cordial Corp.                      -             393,864          393,864
18,400                19,100          37,500     Northern Trust Corp.                  825,240          856,635         1,681,875
-                     65,400          65,400     STOXX 50 LDRS                            -            2,016,516        2,016,516
80,000                82,600         162,600     Schroders PLC                         895,517          924,621         1,820,138
-                     38,600          38,600     iShares DJ Euro STOXX 50                 -            1,224,909        1,224,909
-                     44,700          44,700     iShares MSCI Japan                       -             400,512          400,512
                                                                                   ------------------------------------------------
                                                 ----------------------------------------------------------------------------------
                                                 Total                               10,784,514        13,936,746       24,721,260
                                                 ----------------------------------------------------------------------------------
                                                 ----------------------------------
Energy - 2.8%
19,400                   -            19,400     Offshore Logistics, Inc.              489,850             -             489,850
24,200                   -            24,200     Tidewater, Inc.                       668,162             -             668,162
-                      2,500          2,500      Total SA, Class B                        -             404,316          404,316
38,300                   -            38,300     (1) Transocean, Inc                   742,254             -             742,254
                                                                                   ------------------------------------------------
                                                 ----------------------------------------------------------------------------------
                                                 Total                                1,900,266         404,316         2,304,582
                                                 ----------------------------------------------------------------------------------
                                                 ----------------------------------
Food Beverage & Tobacco - 2.2%
48,939                95,314         144,253     Diageo PLC                            611,032         1,190,050        1,801,082
                                                                                   ------------------------------------------------
Healthcare Equipment & Services - 0.9%
33,500                   -            33,500     IMS Health, Inc.                      771,505             -             771,505
                                                                                   ------------------------------------------------
Hotels, Restaurants & Leisure - 2.9%
221,900               185,800        407,700     Hilton Group PLC                      808,236          676,747         1,484,983
87,100                   -            87,100     (1) Park Place Entertainment          911,066             -             911,066
                                                 Corp.
                                                 ----------------------------------------------------------------------------------
                                                 Total                                1,719,302         676,747         2,396,049
                                                 ----------------------------------------------------------------------------------
                                                 ----------------------------------
Insurance - 4.9%
-                     45,100          45,100     AXA                                      -             867,363          867,363
-                      8,870          8,870      Marsh & McLennan Cos., Inc.              -             394,183          394,183
51,800                60,814         112,614     Sun Life Financial Services of       1,280,496        1,503,322        2,783,818
                                                 Canada
                                                                                   ------------------------------------------------
                                                 ----------------------------------------------------------------------------------
                                                 Total                                1,280,496        2,764,868        4,045,364
                                                 ----------------------------------------------------------------------------------
                                                 ----------------------------------
Materials - 3.6%
30,100                   -            30,100     Boise Cascade Corp.                   888,251             -             888,251
15,600                   -            15,600     Lafarge North America, Inc.           594,360             -             594,360
-                      5,200          5,200      Lafarge SA                               -             414,562          414,562
33,000                51,900          84,900     Stora Enso Oyj, Class R               444,615          699,259         1,143,874
                                                                                   ------------------------------------------------
                                                 ----------------------------------------------------------------------------------
                                                 Total                                1,927,226        1,113,821        3,041,047
                                                 ----------------------------------------------------------------------------------
                                                 ----------------------------------
Media - 11.2%
-                     17,300          17,300     Asatsu, Inc.                             -             412,300          412,300
23,400                   -            23,400     Clear Channel Communications,         978,354             -             978,354
                                                 Inc.
24,200                   -            24,200     (1) Corus Entertainment, Inc.,        487,638             -             487,638
                                                 Class B
-                       100            100       Fuji Television Network, Inc.            -             493,996          493,996
24,400                16,000          40,400     Grupo Televisa SA, GDR                996,740          653,600         1,650,340
-                     890,000        890,000     SCMP Group Ltd.                          -             406,955          406,955
31,500                   -            31,500     (1) Time Warner, Inc.                 512,820             -             512,820
22,200                   -            22,200     Viacom, Inc., Class A                 874,014             -             874,014
133,000               82,900         215,900     WPP Group PLC                        1,275,785         795,207         2,070,992
62,700                   -            62,700     Walt Disney Co.                      1,447,743            -            1,447,743
                                                                                   ------------------------------------------------
                                                 ----------------------------------------------------------------------------------
                                                 Total                                6,573,094        2,762,058        9,335,152
                                                 ----------------------------------------------------------------------------------
                                                 ----------------------------------
Real Estate - 3.3%
40,800                20,800          61,600     (1) Jones Lang LaSalle, Inc.          854,760          435,760         1,290,520
70,000                108,086        178,086     Sun Hung Kai Properties               563,516          870,118         1,433,634
                                                                                   ------------------------------------------------
                                                 ----------------------------------------------------------------------------------
                                                 Total                                1,418,276        1,305,878        2,724,154
                                                 ----------------------------------------------------------------------------------
                                                 ----------------------------------
Retailing - 1.9%
11,100                   -            11,100     Federated Department Stores, Inc.     544,899             -             544,899
-                     57,900          57,900     Marks & Spencer Group PLC                -             267,728          267,728
14,000                   -            14,000     Neiman-Marcus Group, Inc., Class      754,600             -             754,600
                                                 A
                                                                                   ------------------------------------------------
                                                 ----------------------------------------------------------------------------------
                                                 Total                                1,299,499         267,728         1,567,227
                                                 ----------------------------------------------------------------------------------
                                                 ----------------------------------
Technology Hardware & Equipment 4.7%
47,600                   -            47,600     Arrow Electronics, Inc.              1,112,888            -            1,112,888
39,000                   -            39,000     (1) Kemet Corp.                       514,800             -             514,800
22,900                18,900          41,800     Koninklijke (Royal) Philips           651,140          537,404         1,188,544
                                                 Electronics NV
39,300                   -            39,300     Tektronix, Inc.                      1,082,715            -            1,082,715
                                                                                   ------------------------------------------------
                                                 ----------------------------------------------------------------------------------
                                                 Total                                3,361,543         537,404         3,898,947
                                                 ----------------------------------------------------------------------------------
                                                 ----------------------------------
Transportation - 2.1%
26,700                   -            26,700     Florida East Coast Industries,        814,350             -             814,350
                                                 Inc.
55,400                   -            55,400     Grupo Aeroportuario del Sureste       905,790             -             905,790
                                                 SA de CV, Class B, ADR
                                                                                   ------------------------------------------------
                                                 ----------------------------------------------------------------------------------
                                                 Total                                1,720,140            -            1,720,140
                                                 ----------------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------
                                                 Total Common Stocks (identified     43,798,583        31,334,839       75,133,422
                                                 cost $64,462,280)
                                                 ---------------------------------------------------------------------
                                                 ----------------------------------
Mutual Fund - 4.8%
-                    3,982,088      3,982,088    (2) Prime Value Obligations              -            3,982,088        3,982,088
                                                 Fund, IS Shares (at net asset
                                                 value)
                                                                                   -----------------------------------------------
                                                 Total Investments -                 43,798,583        35,316,927     $79,115,510
                                                 94.9%
                                                 (identified cost $68,444,368)(3)
                                                                                   -----------------------------------
                                                                                   -----------------------------------
                                                 Other Assets and Liabilities -        28,753          4,213,369      $4,242,122
                                                 5.1)%
                                                                                   -----------------------------------
                                                                                   -----------------------------------
                                                 Total Net Assets - 100%            $ 43,827,336      $ 39,530,296     $83,357,632
                                                                                   ===================================


1     Non-income producing security.
2     Affiliated company
3     The cost of investments for federal income tax purposes amounts to
$68,444,368.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2003.
The following acronyms are used throughout this portfolio:
ADR   --American Depositary Receipt
GDR   --Global Depository Receipt

                           Federated Global Value Fund
                       Federated International Value Fund
            Pro Forma Combining Statements of Assets and Liabilities
                          November 30, 2003 (Unaudited)


                                                Federated           Federated
                                                  Global          International         Pro Forma         Proforma
                                                Value Fund          Value Fund         Adjustment         Combined
                                               -------------      ---------------      ------------      -----------


Assets:
-----------------------------------
Investments in securities, at                  $43,798,583         $ 35,316,927    *        -            $79,115,510
value
-----------------------------------
Cash                                               871                  -                   -               871
-----------------------------------
Income receivable                                 37,631              22,204                -              59,835
-----------------------------------
Receivable for investments sold                  891,270            6,079,174               -            6,970,444
-----------------------------------
Receivable for shares sold                        32,359              78,703                -             111,062
-----------------------------------            ---------------------------------------------------------------------
Total assets                                    44,760,714          41,497,008              -            86,257,722
-----------------------------------            -------------      ---------------      ------------      -----------
Liabilities:
-----------------------------------
Payable for outstanding line of                  $730,000               $-                  -             $730,000
credit
-----------------------------------
Payable for investments purchased                   -               1,869,883               -            1,869,883
-----------------------------------
Payable for shares redeemed                      119,162              28,928                -             148,090
-----------------------------------
Net payable for foreign currency                    -                 2,978                 -              2,978
exchange contracts
-----------------------------------
Payable for transfer and dividend
disbursing
-----------------------------------
agent fees and expenses                           23,269              5,226                 -              28,495
-----------------------------------
Payable for portfolio accounting                  6,636               6,579                 -              13,215
fees
-----------------------------------
Payable for distribution services                 12,861              13,403                               26,264
fees
-----------------------------------
Payable for shareholder services                  9,065               8,191                                17,256
fee
-----------------------------------
Accrued expenses                                  32,385              31,524                -              63,909
-----------------------------------            -------------      ---------------      ------------
                                                                                                         -----------
Total liabilities                                933,378            1,966,712               -            2,900,090
-----------------------------------            -------------      ---------------      ------------      -----------
Net Assets                                     $43,827,336         $ 39,530,296            $-            $83,357,632
-----------------------------------            -------------      ---------------      ------------      -----------
Net Assets Consists of:
-----------------------------------
Paid in capital                                $65,984,216         $ 35,424,371            $-            101,408,587
-----------------------------------
Net unrealized depreciation of                  10,143,837           523,399                -            10,667,236
investments and translation of
assets and liabilities in foreign
currency
-----------------------------------            -------------      ---------------      ------------
Accumulated net realized loss on               (32,300,717)         3,582,526               -            (28,718,191)
investments and foreign currency
transactions
-----------------------------------            -------------      ---------------      ------------
                                                                                                         -----------
Total Net Assets                               $43,827,336         $ 39,530,296            $ -           $83,357,632
-----------------------------------            -------------      ---------------      ------------      -----------
Net Assets:
Class A Shares                                 $22,956,378         $ 17,882,644            $ -           $40,839,022
                                                                                       ------------
                                               -------------      ---------------      ------------
Class B Shares                                 $17,561,748         $ 19,332,593            $ -           $36,894,341
                                               -------------      ---------------      ------------
                                               -------------      ---------------      ------------
Class C Shares                                  $3,309,210         $ 2,315,059             $ -           $5,624,269
                                               -------------      ---------------      ------------
Shares Outstanding:
Class A Shares                                  1,741,544           1,158,105           (254,732)   (a)  2,644,917
                                               -------------      ---------------      ------------
Class B Shares                                  1,353,329           1,298,024           (173,897)   (a)  2,477,456
                                               -------------      ---------------      ------------
                                               -------------      ---------------      ------------
Class C Shares                                   254,751             155,146            (32,954)    (a)   376,943
                                               -------------      ---------------      ------------
Net Asset Value Per Share
Class A Shares                                    $13.18             $ 15.44               $ -            $ 15.44
                                               -------------      ---------------      ------------      -----------
Class B Shares                                    $12.98             $ 14.89               $ -            $ 14.89
                                               -------------      ---------------      ------------      -----------
                                               -------------      ---------------      ------------      -----------
Class C Shares                                    $12.99             $ 14.92               $ -            $ 14.92
                                               -------------      ---------------      ------------      -----------
Offering Price Per Share
Class A Shares                     *              $13.95             $ 16.34               $ -            $ 16.34
                                               -------------      ---------------      ------------      -----------
Class B Shares                                    $12.98             $ 14.89               $ -            $ 14.89
                                               -------------      ---------------      ------------      -----------
                                               -------------      ---------------      ------------      -----------
Class C Shares                     **            $ 13.12             $ 15.07               $ -            $ 15.07
                                               -------------      ---------------      ------------      -----------
Redemption Proceeds Per Share
Class A Shares                                   $ 13.18             $ 15.44               $ -            $ 15.44
                                               -------------      ---------------      ------------      -----------
Class B Shares                     ***           $ 12.27             $ 14.07               $ -            $ 14.07
                                               -------------      ---------------      ------------      -----------
                                               -------------      ---------------      ------------      -----------
Class C Shares                     ****          $ 12.86             $ 14.77               $ -            $ 14.77
                                               -------------      ---------------      ------------      -----------

Investments, at identified cost                $ 33,656,125        $ 34,788,243            $ -           $68,444,368
-----------------------------------            -------------      ---------------      ------------      -----------
Investments in affiliated issuers                  $ -             $ 3,982,088             $ -           $3,982,088
-----------------------------------            -------------      ---------------      ------------      -----------

See "What Do Shares Cost?" in the Prospectus.

* Computation of offering price per share 100/94.5 of net asset value.
** Computation of offering price per share 100/99.0 of net asset value.
*** Computation of redemption price per share 94.5/100 of net asset value.
**** Computation of redemption price per share 99/100 of net asset value.
(a) Adjustment to reflect share balance as a result of the combination.

(See Notes to Pro Forma Financial Statements)

                           Federated Global Value Fund
                       Federated International Value Fund
                  Pro Forma Combining Statements of Operations
                    Year Ended November 30, 2003 (Unaudited)

                                      Federated                    Federated
                                        Global                   International       Pro Forma            Pro Forma
                                      Value Fund                  Value Fund        Adjustment             Combined
                                    ----------------------------------------------------------------------------------

Investment Income:
Dividends                              $718,071     (1) (2)    $833,727   (3) (4)        -                1,551,798
Expenses:                                                                                                     -
Investment adviser fee                 401,377                 403,582                28,617       (a)     833,576
Administrative personnel and           188,662                 188,666               (147,328)     (b)     230,000
services fee
Custodian fees                          15,629                  11,458               (15,629)      (c)      11,458
Transfer and dividend
disbursing agent
fees and expenses                      158,951                 122,811               (158,951)     (d)     122,811
Directors'/Trustees' fees               1,514                   1,486                 (1,514)      (e)      1,486
Auditing fees                           18,060                  18,060               (18,060)      (f)      18,060
Legal fees                              6,363                   5,862                 (6,363)      (g)      5,862
Portfolio accounting fees               78,615                  78,568               (78,615)      (h)      78,568
Distribution services fee -            119,674                 139,899                17,135       (i)     276,708
Class B Shares
Distribution services fee -             22,665                  19,126                  391        (j)      42,182
Class C Shares
Shareholder services fee -              52,898                  47,887                 1,313       (k)     102,098
Class A Shares
Shareholder services fee -              39,891                  46,633                 5,712       (l)      92,236
Class B Shares
Shareholder services fee -              7,555                   6,375                   131        (m)      14,061
Class C Shares
Share registration costs                32,304                  38,267               (32,304)      (n)      38,267
Printing and postage                    43,123                  39,150               (43,123)      (o)      39,150
Insurance premiums                      7,507                   7,496                 (7,507)      (p)      7,496
Taxes                                   2,959                   3,089                 (2,959)      (q)      3,089
Interest expense                         230                     406                   (230)       (r)       406
Miscellaneous                           2,737                   2,564                 (2,737)      (s)      2,564
                                    ---------------          -------------         --------------
                                                                                   --------------        -------------
Total expenses                        1,200,714               1,181,385              (462,021)            1,920,078
                                    ---------------          -------------         --------------        -------------
                                                                                                         -------------
Waivers and Reimbursement --
Waiver/reimbursement of               (225,910)                 (200)                 226,110      (t)        -
investment adviser fee
Waiver of administrative               (3,662)                 (3,666)               (468,125)     (u)    (475,453)
personnel and services fee
Waiver f transfer and dividend            -                     (454)                   454        (v)        -
disbursing agent fees
and expenses
                                    ---------------          -------------         --------------        -------------
Total Waivers and Reimbursements      (229,572)                (4,320)               (241,561)            (475,453)
                                    ---------------          -------------         --------------        -------------
Net Expenses                           971,142                1,177,065              (703,582)            1,444,625
                                    ---------------          -------------         --------------
                                                                                                         -------------
Net investment income                 $253,071)               $(343,338)             $ 703,582            $ 107,173
                                    ---------------          -------------         --------------        -------------
Realized and Unrealized Loss on
Investments:
Net realized loss on                   (42,354)               3,567,491                  -                3,525,137
investments and foreign
currency transactions
                                    ---------------          -------------         --------------        -------------
Net change in unrealized              7,469,914               3,163,866                  -                10,633,780
appreciation of investments and
translation of assets and
translation of assets and
liabilites in foreign currency
                                    ---------------          -------------         --------------        -------------
Net realized and unrealized           7,427,560               6,731,357                  -                14,158,917
gain (loss) on investments
                                    ---------------          -------------         --------------        -------------
                                                                                   --------------
Change in net assets resulting       $ 7,174,489             $ 6,388,019             $ 703,582                $
from operations                                                                                           14,266,090
                                    ---------------          -------------         --------------        -------------


1  Including $8,655 received from affiliated issuer
2  Net of foreign taxes withheld of $34,267
3  Including $13,592 received from affiliated issuers
4  Net of foreign taxes withheld of $33,812
(See Legend to Pro Forma Adjustments on the following page)
(See Notes to Pro Forma Financial Statements)


                           Federated Global Value Fund
                       Federated International Value Fund
              Notes to Pro Forma Combining Statements of Operations
                          Year Ended November 30, 2003


(a) Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser") receives for its services an annual investment advisory fee equal to 1.00% of the Funds' average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time.

(b) Federated Administrative Services ("FAS"), provides the Fund with certain administrative personnel and services necessary to operate the Fund. The fee paid to FAS is based on the level of average aggregate daily net assets of the Funds. FAS may voluntarily choose to waive the fee and can modify or terminate its voluntary waiver at its sole discretion.

(c) Adjustment to reflect the custodian fees reduction due to the combining of two portfolios into one.

(d) Federated Services Company ("FServ") through its subsidiary, Federated Shareholder Services Company, served as transfer and dividend disbursing agent for the Funds. The fee paid to FServ was based on the number of share classes and accounts per fund and the level of average aggregate net assets of the Fund for the period. The adjustment is due to the combining of two portfolios into one.

(e) Adjustment to reflect the directors' fee reduction due to the combining of two portfolios into one.

(f) Adjustment to reflect the auditing fee reduction due to the combining of two portfolios into one.

(g) Adjustment to reflect the legal fee reduction due to the combining of two portfolios into one.

(h) FServ provided the Fund with certain fund accounting services. The fee paid to SSB is based on the level of average aggregate net assets of the Funds for the period, plus out-of-pocket expenses. The adjustment is due to the combining of two portfolios into one.

(i) Adjustment to reflect Class B Shares distribution services fee after combination.

(j) Adjustment to reflect Class C Shares distribution services fee after combination.

(k) Adjustment to reflect Class A Shares shareholder services fee after combination.

(l) Adjustment to reflect Class B Shares shareholder services fee after combination.

(m) Adjustment to reflect Class C Shares shareholder services fee after combination.

(n) Adjustment to reflect the Share registration costs due to the combining of two portfolios into one.

(o) Printing and postage expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one.

(p) Insurance expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one.

(q) Tax expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one.

(r) Interest expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one.

(s) Miscellaneous expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one.

(t) Adjustment to reflect waiver of investment adviser fee, which is no longer applicable.

(u)  Adjustment to reflect reduction of waiver of administrative fees.

(v) Adjustment to reflect reduction of waiver of transfer and dividend disbursing agent fee which is no longer applicable.



                     FEDERATED WORLD INVESTMENT SERIES, INC.

                           Federated Global Value Fund



Investment Adviser
FEDERATED GLOBAL INVESTMENT
MANAGEMENT CORP.
175 Water Street
New York, NY  10038-4965

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779





























                   FEDERATED WORLD INVESTMENT SERIES, INC.

                        FEDERATED EUROPEAN EQUITY FUND


                NOTICE OF SPECIAL MEETING OF OCTOBER 22, 2004


      TO SHAREHOLDERS OF FEDERATED EUROPEAN EQUITY FUND, A PORTFOLIO OF FEDERATED WORLD INVESTMENT SERIES, INC.: A special meeting of the shareholders of Federated European Equity Fund (the "European Equity Fund"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on October 22, 2004, for the following purposes:

1.    To   approve  or   disapprove   a   proposed   Agreement   and  Plan  of
                 Reorganization  pursuant  to  which  Federated  International
                 Capital Appreciation Fund (the "International Capital Appreciation Fund") would acquire all of the assets of the European Equity Fund in exchange for Class A, B and C Shares of the International Capital Appreciation Fund to be distributed pro rata by the European Equity Fund to holders of its Class A, B and C Shares, in complete liquidation and termination of the European Equity Fund; and

2.    To transact such other  business as may properly come before the meeting or any adjournment thereof.



The Board of Directors has fixed August 23, 2004 as the record date for determination of shareholders entitled to vote at the meeting.

                                                By Order of the Board of
                                                Directors,




                                                John W. McGonigle
                                                Secretary


August 25, 2004


------------------------------------------------------------------------------
YOU CAN HELP THE CORPORATION AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
------------------------------------------------------------------------------


                          PROSPECTUS/PROXY STATEMENT

                               AUGUST 25, 2004

                         Acquisition of the assets of

                        FEDERATED EUROPEAN EQUITY FUND
            a portfolio of Federated World Investment Series, Inc.

                          Federated Investors Funds
                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7000
                         Telephone No: 1-800-245-5000

                       By and in exchange for Shares of

              FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND
            a portfolio of Federated World Investment Series, Inc.

                          Federated Investors Funds
                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7000
                         Telephone No: 1-800-245-5000

      This Prospectus/Proxy Statement describes the proposal for Federated European Equity Fund (the "European Equity Fund") to transfer all of its assets to Federated International Capital Appreciation Fund (the "International Capital Appreciation Fund"), in exchange for shares of the International Capital Appreciation Fund (the "Reorganization"). International Capital Appreciation Fund Shares will be distributed pro rata by the European Equity Fund to its shareholders in complete liquidation and dissolution of the European Equity Fund. As a result of the Reorganization, each owner of Class A, B or C shares of the European Equity Fund will become the owner of Class A, B or C Shares of the International Capital Appreciation Fund, respectively, having a total net asset value equal to the total net asset value of his or her holdings in the European Equity Fund on the date of the Reorganization (the "Closing Date").

      The investment objectives of the International Capital Appreciation Fund and the European Equity Fund (collectively referred to as the "Funds") are to provide long-term growth of capital. The International Capital Appreciation Fund pursues its investment objective by investing primarily in foreign equity securities from both developed and emerging market countries. The European Equity Fund pursues its investment objective by investing primarily in equity securities of European companies. Each Fund's portfolio is managed using a blend of growth and value investment styles. In the growth style, Federated Global Investment Management Corp. (the "Adviser") seeks to purchase stocks of companies that it expects will rapidly increase earnings or cash flows in the future. In the value style, the Adviser seeks to purchase stocks of undervalued stocks that may significantly increase in price as the market recognizes the company's true value.

      For a comparison of the investment policies of the Funds, see "Summary -- Comparison of Investment Objectives and Policies." Information concerning Class A, B and C Shares of the International Capital Appreciation Fund, as compared to Class A, B and C Shares of the European Equity Fund, is included in this Prospectus/Proxy Statement in the sections entitled "Summary -- Comparative Fee Tables" and "Information About the Reorganization -- Description of International Capital Appreciation Fund Shares and Capitalization."

      This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus of the International Capital Appreciation Fund, dated January 31, 2004, which is incorporated herein by reference. A Prospectus and a Statement of Additional Information of the European Equity Fund dated January 31, 2004, as well as a Statement of Additional Information of the International Capital Appreciation Fund dated January 31, 2004 (relating to this Prospectus/Proxy Statement) containing additional information have been filed by Federated World Investment Series, Inc. ("Corporation") with the Securities and Exchange Commission ("SEC") and are incorporated herein by reference. Further information about the International Capital Appreciation Fund's performance is contained in the International Capital Appreciation Fund's Annual Report for its fiscal year ended November 30, 2003 and Semi Annual Report dated May 31, 2004, which are incorporated herein by reference. Copies of these materials, Annual and Semi Annual Reports for European Equity Fund and other information about the International Capital Appreciation Fund may be obtained without charge by writing or by calling the Corporation at the address and telephone number shown on the previous page.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

      SHARES OF THE INTERNATIONAL CAPITAL APPRECIATION FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE
INTERNATIONAL CAPITAL APPRECIATION FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY
OTHER  GOVERNMENTAL  AGENCY.  AN  INVESTMENT  IN  THE  INTERNATIONAL   CAPITAL
APPRECIATION FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


                               TABLE OF CONTENTS

  SUMMARY                                                                    1
  REASONS FOR THE PROPOSED REORGANIZATION                                    1
      Comparison of Investment Objectives and Policies                       3
      Comparison of Risks                                                    4
      Comparative Fee Tables                                                 5
      Comparison of Potential Risks and Rewards: Performance Information    14
      Average Annual Total Return Tables                                    16
      Purchase, Redemption and Exchange Procedures; Dividends and
      Distributions                                                         17
      Service Fees, Advisory Fees and Expense Ratios                        18
  INFORMATION ABOUT THE REORGANIZATION                                      21
      Description of International Capital Appreciation Fund Shares and
      Capitalization                                                        22
      Federal Income Tax Consequences                                       23
      Comparative Information on Shareholder Rights and Obligations         23
  INFORMATION ABOUT INTERNATIONAL CAPITAL APPRECIATION FUND AND EUROPEAN
  EQUITY FUND                                                               24
  OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY              28

  AGREEMENT AND PLAN OF REORGANIZATION


                                      22



47

                                   SUMMARY
      This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information of the European Equity Fund, both dated January 31, 2004, the Prospectus and Statement of Additional Information of the International Capital Appreciation Fund, both dated January 31, 2004, the Statement of Additional Information dated August 25, 2004 (relating to this Prospectus/Proxy Statement) and the Agreement and Plan of Reorganization (the "Plan"). A copy of the Plan is attached to this Prospectus/Proxy Statement as Exhibit A. The prospectus of the International Capital Appreciation Fund accompanies this Prospectus/Proxy Statement.
                   REASONS FOR THE PROPOSED REORGANIZATION
      The Board of Directors of the Corporation ("Board") has determined that a combination of the European Equity Fund with the International Capital Appreciation Fund is the best course of action for the European Equity Fund's shareholders because, after eight years of operation, the European Equity Fund has not grown to a viable size. The European Equity Fund's net assets reached a calendar year end high in 2000 of $83.6 million. However, as of May 31, 2004, the European Equity Fund's net assets had steadily declined to reach $20.5 million. At the Fund's present size, the fixed expenses of operating the Fund relative to the Fund's net assets are too high for shares of the Fund to be saleable without the Adviser's waiver of its investment advisory fee and/or reimbursement of Fund operating expenses. The Fund's distributor, Federated Securities Corp., (the "Distributor") has advised the Board that it does not believe it can significantly increase sales of Fund shares in the future. The Adviser of the Fund has advised the Board that is unwilling to continue to waive its fee and reimburse the Fund's operating expenses.
      The following table shows net sales of the European Equity Fund shares for the past five calendar years and the Fund's net assets for the past five calendar years.



---------------------------------------------------------------------------------------------------------
European Equity         1999          2000          2001         2002          2003       Year to Date
Fund                                                                                      at 5/31/2004
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Net Sales of Fund  $ (0.2)        $20 million   $(20)         $(11)        $(8) million  $(2) million
Shares             million                      million       million
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Fund Net Assets    $75.5 million  $83.6         $42.9 million $23.8        $23.0         $20.5 million
                                  million                     million      million
---------------------------------------------------------------------------------------------------------

      By contrast the following table shows net sales of the International
Capital Appreciation Fund shares for the past five calendar years and the
Fund's net assets for the past five calendar years.
----------------------------------------------------------------------------------------------------------
International             1999         2000         2001         2002         2003        Year to Date
Capital Appreciation                                                                      at 5/31/2004
Fund
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Net Sales of Fund     $15 million  $18 million  $(11)         $25         $18 million    $15 million
Shares                                          million       million
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Fund Net Assets       $65.5        $61.8        $36.2 million $57.6       $95.7 million  $110.0 million
                      million      million                    million
----------------------------------------------------------------------------------------------------------


      As the tables show, the Distributor has been able to increase the net assets of the International Capital Appreciation Fund but has been unable to do so with regard to the European Equity Fund. The Distributor has advised the Board that it believes it can continue to increase the sales of shares of the International Capital Appreciation Fund.
      Both the European Equity Fund and the International Capital Appreciation Fund are managed by the Adviser and invest directly in foreign equity securities. Both Funds invest in companies located in international markets, however, the European Equity Fund primarily focuses on investing in European companies. Both Funds pursue their investment objectives by using a "blend" of growth and value investment styles (although from January 31, 1996 to March 28, 2003 the European Equity Fund used primarily a growth investment style and was named the Federated European Growth Fund). In the growth style the Funds' Adviser seeks to purchase stocks of companies that it expects will rapidly increase earnings or cash flows in the future. In the value style, the Adviser seeks to purchase undervalued stocks that may significantly increase in price as the market recognizes the company's true value. The primary difference between the two Funds is that the International Capital Appreciation Fund has a broader mandate to invest in other regions of the world such as Asia and in emerging markets, in addition to the European region. The Adviser of each Fund shares the same analytical, trading and other resources and is subject to the same investment process disciplines within the Federated organization.

      Shareholders of the European Equity Fund will continue to receive exposure to European companies after the Reorganization. As of May 31, 2004, the European Equity Fund has approximately 96.9% of its assets invested in companies located in the European region while the International Capital Appreciation Fund had approximately 61%.

      As shown below in the "Comparative Fee Tables," an additional benefit to European Equity Fund shareholders will be the significant reduction in expenses as a result of the Reorganization. While the International Capital Appreciation Fund has a higher management fee than the European Equity Fund, overall expenses charged to European Equity Fund shareholders are expected to decrease as a result of the Reorganization. This is primarily the result of spreading expenses across a larger pool of assets, allowing shareholders to benefit from economies of scale in the form of lower fees and expenses.

      The following table shows the Funds' Average Annual Total Returns, based on net asset value, relative to each Fund's respective benchmark, for
the periods ended May 31, 2004.1   The Average Annual Returns of the
International Capital Appreciation Fund for the period June 30, 1997 to August 7, 2002 was not necessarily consistent with its subsequent performance because the results reflect the performance of the International Capital Appreciation Fund when it was named the Federated International Growth Fund and was managed in a fund of funds format, pursuant to which the Adviser selected other international equity funds for investment by the Federated International Growth Fund.


-----------------------------------------------------------------------------------------
Individual Share Class Total Return          1 Year          3 Years         5 Years
Performance as of May 31, 2004
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
European Equity Fund
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
     Class A Shares                          18.52%          (3.77)%         (2.93)%
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
     Class B Shares                          17.44%          (4.59)%         (3.69)%
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
     Class C Shares                          17.59%          (4.49)%         (3.64)%
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
MSCI-Europe                                  28.39%           2.29%           0.37%
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
International Capital Appreciation Fund
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
     Class A Shares                          27.10%          (1.00)%         (0.62)%
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
     Class B Shares                          26.28%          (1.77)%         (1.40)%
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
     Class C Shares                          26.19%          (1.77)%         (1.38)%
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
MSCI All Country World Index                 33.28%           3.14%           1.44%
Free Ex. U.S.
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
MSCI-EAFE2                                   32.66%           1.70%           0.39%
-----------------------------------------------------------------------------------------


 1.  Past performance is no guarantee of future results.
   Investment return and principal will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 2 The International Capital Appreciation Fund changed its name from Federated International Growth Fund to Federated International Capital Appreciation Fund on August 7, 2002. Total returns shown for this period should be compared to the Fund's former benchmark - The Morgan Stanley Capital International Europe, Australasia and Far East Index.

      The Board has voted to recommend the approval of the Plan pursuant to which International Capital Appreciation Fund, a portfolio of the Corporation, would acquire all of the assets of European Equity Fund, also a portfolio of the Corporation, in exchange for Class A, B and C Shares of International Capital Appreciation Fund (the "Exchange"). Immediately following the Exchange, European Equity Fund will distribute the Class A, B and C Shares of International Capital Appreciation Fund to holders of Class A, B and C Shares of European Equity Fund, respectively (the
"Distribution"). The Exchange and the Distribution are collectively referred to in this Prospectus/Proxy Statement as the "Reorganization." As a result of the Reorganization, each holder of Class A, B and C Shares of European Equity Fund will become the owner of Class A, B and C Shares of International Capital Appreciation Fund having a total net asset value equal to the total net asset value of his or her holdings of Class A, B and C Shares in European Equity Fund on the Closing Date (as hereinafter defined).
      In considering the proposed Reorganization, the Board took into consideration a number of factors, including: (1) the compatibility of the International Capital Appreciation Fund's and the European Equity Fund's investment objectives, policies and limitations; (2) the greater potential long-term viability of the International Capital Appreciation Fund; (3) the fact that the Reorganization provides for continuity of distribution and shareholder servicing arrangements; and (4) that the proposed Reorganization will result in lower fees for the European Equity Fund shareholders as a result of economics of scale achieved by the spreading of operating costs over a larger asset base.
      The Board concluded to recommend that the shareholders of the European Equity Fund vote to approve the Reorganization. Pursuant to Rule 17a-8 under the Investment Company Act of 1940, ("1940 Act"), the Board, including a majority of the Directors who are not interested persons, determined that participation in the transaction was in the best interests of the European Equity Fund's shareholders and that the interests of existing European Equity Fund shareholders would not be diluted as a result of effecting the transaction.
      The Board likewise approved the Reorganization on behalf of the International Capital Appreciation Fund. Pursuant to Rule 17a-8 under the 1940 Act, the Board, including a majority of the Directors who are not interested persons, determined that participation in the transaction was in the best interests of the International Capital Appreciation Fund's shareholders and that the interests of existing International Capital Appreciation Fund shareholders would not be diluted as a result of effecting the transaction.
      As a condition to the Reorganization, each Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code of 1986, as amended, so that no gain or loss will be recognized by either Fund or the European Equity Fund's shareholders. The tax basis of the shares of the International Capital Appreciation Fund received by European Equity Fund shareholders will be the same as the tax basis of their shares in the European Equity Fund.
Comparison of Investment Objectives and Policies
Investment objective. The European Equity Fund and the International Capital Appreciation Fund share the same investment objective, which is to provide long-term growth of capital.
Investment exposure provided by each Fund. Both Funds invest primarily in securities of foreign companies. However, the International Capital Appreciation Fund primarily invests in both the developed and emerging market countries throughout the world while the European Equity Fund primarily invests in securities issued by European companies.
Role of active management. Both the European Equity Fund and the International Capital Appreciation Fund are actively managed. This means that the Adviser's goal is for its stock selection skill to drive each Fund's performance. The Adviser actively manages the European Equity Fund, seeking total returns in excess of a benchmark index, the MSCI-Europe. The Adviser also actively manages the International Capital Appreciation Fund, seeking total returns in excess of the MSCI All Country World Index Free Ex. U.S. Adviser's stock selection process. The Adviser's process for selecting investments combines different analytical and valuation techniques according to investment style. In the growth style, the Adviser seeks to purchase stocks of companies that it expects will rapidly increase earnings or cash flows in the future. The Adviser selects growth stocks through fundamental research and analysis of companies (bottom-up research). While the Adviser also considers the potential impact of economic and market cycles (top-down) in various markets, bottom-up research is the primary driver of stock selection because the Adviser believes this approach provides a greater opportunity for its expertise, experience and skill to create excess returns. The Adviser's key buy criteria for a growth stock include quality of company management, industry leadership, high growth in sales and earnings, and reasonable valuation.

In the value style, the Adviser seeks to purchase undervalued stocks that the Adviser expects may significantly increase in price as the market recognizes the company's true value. The Adviser identifies value stocks by first screening the universe of available stocks to identify those companies with relatively low price/book value or price/earnings ratios, as well as other indicators of relative value, such as dividend yield. After identifying investment candidates, the Adviser performs fundamental research and analysis to select stocks. The Adviser's key buy criteria for a value stock include relatively low market price, quality of company management, industry leadership and presence of a catalyst for higher market valuation.

The Adviser employs a team approach to fundamental analysis. The Adviser continuously seeks to identify the countries, sectors and industries where fundamental analysis is most effective at forecasting returns and then to develop expertise in those areas. Analysts and portfolio managers specialize in different sectors and industries, and then support each other in stock selection. Based on this analytical support, the portfolio manager then independently makes stock selection decisions.

By blending growth and value styles, the Adviser seeks to provide capital appreciation with lower overall portfolio volatility than a portfolio of only growth stocks. The Adviser attempts to manage the risk of relative underperformance of the stocks of growth companies in down markets by seeking to purchase growth stocks at reasonable prices.

While the Adviser does not take concentrated positions in individual stocks, the Adviser may emphasize business sectors or certain countries in the Fund's portfolio because they exhibit stronger growth potential, or the Adviser believes it has greater skill (or fundamental analysis is more effective) in picking stocks in those sectors or countries.
Risk management. In both the European Equity Fund and the International Capital Appreciation Fund, the Adviser manages the portfolio's exposure to random or unpredictable events that may adversely affect individual companies, or the risk that the Adviser is otherwise wrong in its analysis of any particular company, through portfolio diversification. In both Funds, the Adviser attempts to manage the relative risk of underperformance of the stocks of growth companies in down markets by seeking to purchase growth stocks at reasonable prices.
Investment constraints. Neither the European Equity Fund nor the International Capital Appreciation Fund is limited in the portion of its assets that it invests in foreign companies based in either developed markets or in emerging markets. Further, neither Fund is limited in the portion of its investments that are denominated in either foreign currency or in U.S. dollars. Both Funds may hedge a portion of their currency risk by using derivatives such as futures or forward contracts. Currency hedges can protect against price movements in a security that a Fund owns that are attributable to changes in the value of the currency in which the security is denominated. Hedging may reduce gains or cause losses to the Fund if the hedged currency moves in a different manner than the Adviser anticipated or if the cost of the hedge outweighs its value. The majority of both Funds' portfolios have not be hedged and have therefore been subject to currency risk, and it anticipated that this will remain the case for the International Capital Appreciation Fund.
Comparison of Risks
      Both Funds are subject to the risk of general stock market volatility, investing in foreign securities and foreign currency risks. The International Capital Appreciation Fund, however, is subject to emerging market risk and small company risks to a greater extent than the European Equity Fund, while the European Equity Fund is subject to a greater degree to European Monetary Union risks than the International Capital Appreciation Fund.

Comparative Fee Tables
      Set forth in the following tables is information regarding the fees and expenses incurred by the Class A, B and C Shares of the European Equity Fund and Class A, B and C Shares of the International Capital Appreciation Fund as of November 30, 2003, and pro forma fees for the International Capital Appreciation Fund as of the fiscal year ending November 30, 2004.


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Federated International Capital Appreciation Fund Class A Shares, Federated European Equity Fund Class A Shares and Federated International Capital Appreciation Fund Class A Shares Pro Forma Combined.






                                                                                             Federated
                                                                                           International
                                                  Federated             Federated             Capital
                                                International           European           Appreciation
                                                   Capital             Equity Fund         Fund Class A
Shareholder Fees                                Appreciation             Class A              Shares
                                                Fund Class A             Shares              Pro Forma
                                                   Shares                                    Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on              5.50%                 5.50%                5.50%
Purchases (as a percentage of offering
price)
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase               0.00%                 0.00%                0.00%
price or redemption proceeds, as
applicable)
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends (and other                     None                  None                 None
Distributions)
(as a percentage of offering price)
Redemption Fee (as a percentage of                  2.00%                 2.00%                2.00%
amount redeemed, if applicable) 1
Exchange Fee                                        None                  None                 None

Annual Fund Operating Expenses (Before
Waivers)2
Expenses That are Deducted From Fund
Assets (as percentage of average net
assets)
Management Fee3                                     1.25%                 1.00%                1.25%
Distribution (12b-1)  Fee4                          0.25%                 0.25%                0.25%
Shareholder Services Fee                            0.25%                 0.25%                0.25%
Other Expenses5                                     1.15%                 2.16%                0.70%
Total Annual Fund Operating Expenses                2.90%                 3.66%                2.45%

1 The redemption fee is imposed upon
the redemption of shares within 30
days of purchase.

2 With respect to the Federated
International Capital Appreciation
Fund Class A Shares and Federated
International Capital Appreciation
Fund Class A Shares Pro Forma
Combined, although not contractually
obligated to do so, the adviser,
administrator and distributor expect
to waive certain amounts.  These are
shown below along with the net
expenses the Funds expect to pay for
the fiscal year ending November 30,
2004.  With respect to the Federated
European Equity Fund Class A Shares,
although not contractually obligated
to do so, the adviser, administrator
and distributor waived certain
amounts.  These are shown below along
with the net expenses the Fund
actually paid for the fiscal year
ended November 30, 2003. The rate at
which expenses are accrued during the
fiscal year may not be constant and,
at any particular point, may be
greater or less than the stated
average percentage.
Total Waivers of Fund                               1.25%                 1.16%                0.80%
Expenses
Total Actual Annual Fund Operating                 1.65%6                 2.50%               1.65%6
Expenses (after waivers)


3 For the Federated International
Capital Appreciation Fund and
Federated International Capital
Appreciation Fund Pro Forma Combined,
the adviser expects to voluntarily
waive a portion of the management
fees.  The adviser can terminate this
anticipated voluntary waiver at any
time.  The management fees paid by the
Federated International Capital
Appreciation Fund and Federated
International Capital Appreciation
Fund Pro Forma Combined (after the
anticipated voluntary waivers) are
expected to be 0.32% and 0.77%,
respectively, for the fiscal year
ending November 30, 2004.  For the
Federated European Equity Fund, the
adviser voluntarily waived a portion
of the management fee.  The adviser
can terminate this voluntary waiver at
any time.  The management fee paid by
the Federated European Equity Fund
(after the voluntary waiver) was 0.11%
for the fiscal year ended November 30,
2003.

4 For the Class A Shares of the
Federated International Capital
Appreciation Fund and Federated
International Capital Appreciation
Fund Pro Forma Combined, the Federated
International Capital Appreciation
Fund has no present intention of
paying or accruing the distribution
(12b-1) fee for the fiscal year ending
November 30, 2004.  The Class A Shares
of the Federated European Equity Fund
has no present intention of paying or
accruing the distribution (12b-1) fee
during the fiscal year ended November
30, 2003.

5 For the Class A Shares of the
Federated International Capital
Appreciation Fund and Federated
International Capital Appreciation
Fund Pro Forma Combined, the
administrator expects to voluntarily
waive a portion of its fee.  The
administrator can terminate this
anticipated voluntary waiver at any
time.  Total other expenses paid by
the Class A Shares of the Federated
International Capital Appreciation
Fund and Federated International
Capital Appreciation Fund Pro Forma
Combined (after the anticipated
voluntary waivers) are expected to be
1.08% and 0.65%, respectively, for the
fiscal year ending November 30, 2004.
For the Federated European Equity Fund
Class A Shares, the administrator
voluntarily waived a portion of its
fee.  The administrator can terminate
this voluntary waiver at any time.
Total other expenses paid by the
Federated European Equity Fund Class A
Shares (after the voluntary waiver)
was 2.14% for the fiscal year ended
November 30, 2003.

6 For the Class A Shares of the
Federated International Capital
Appreciation Fund and Federated
International Capital Appreciation
Fund Pro Forma Combined, the Actual
Annual Fund Operating Expenses (after
waivers) were 1.97% and 1.97%,
respectively, for the fiscal year
ended November 30, 2003.





EXAMPLE
This Example is intended to help you compare the cost of investing in the Federated International Capital Appreciation Fund Class A Shares, Federated European Equity Fund Class A Shares and Federated International Capital Appreciation Fund Class A Shares Pro Forma Combined with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund's Class A Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's Class A Shares operating expenses are before waivers as estimated or shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                                                       1 Year      3 Years      5 Years        10 Years
Federated International Capital Appreciation Fund
Class A Shares:
Expenses assuming redemption                           $ 827       $ 1,398       $ 1,994        $ 3,596
Expenses assuming no redemption                        $ 827       $ 1,398       $ 1,994        $ 3,596
Federated European Equity Fund Class A Shares:
Expenses assuming redemption                           $ 898       $ 1,609       $ 2,338        $ 4,250
Expenses assuming no redemption                        $ 898       $ 1,609       $ 2,338        $ 4,250
Federated International Capital Appreciation Fund
Class A Shares Pro Forma Combined:

Expenses assuming redemption                           $ 784       $ 1,272       $ 1,784        $ 3,183
Expenses assuming no redemption                        $ 784       $ 1,272       $ 1,784        $ 3,183


------------------------------------------------------------------------------





FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Federated International Capital Appreciation Fund Class B Shares, Federated European Equity Fund Class B Shares and Federated International Capital Appreciation Fund Class B Shares Pro Forma Combined.




                                                                                                           Federated
                                                               Federated                                International
                                                             International           Federated              Capital
                                                                Capital              European             Appreciation
Shareholder Fees                                             Appreciation            Equity               Fund Class B
                                                             Fund Class B             Fund                   Shares
                                                                Shares                Class B              Pro Forma
                                                                                      Shares                Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases                None                  None                  None
(as a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or                       5.50%                 5.50%                  5.50%
redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends (and other Distributions)                  None                  None                  None
(as a percentage of offering price)
Redemption Fee (as a percentage of amount                      2.00%                 2.00%                  2.00%
redeemed, if applicable) 1
Exchange Fee                                                    None                  None                  None

Annual Fund Operating Expenses (Before Waivers)2
Expenses That are Deducted From Fund Assets (as
percentage of average net assets)
Management Fee3                                                1.25%                 1.00%                  1.25%
Distribution (12b-1)  Fee                                      0.75%                 0.75%                  0.75%
Shareholder Services Fee                                       0.25%                 0.25%                  0.25%
Other Expenses4                                                1.15%                 2.16%                  0.70%
Total Annual Fund Operating Expenses5                          3.40%                 4.16%                  2.95%

1 The redemption fee is imposed upon the redemption of shares within 30 days of purchase.

2 With respect to the Federated International
Capital Appreciation Fund Class B Shares and
Federated International Capital Appreciation
Fund Class B Shares Pro Forma Combined, although
not contractually obligated to do so, the
adviser and administrator expect to waive
certain amounts.  These are shown below along
with the net expenses the Funds expect to pay
for the fiscal year ending November 30, 2004.
With respect to the Federated European Equity
Fund Class B Shares, although not contractually
obligated to do so, the adviser and
administrator waived certain amounts.  These are
shown below along with the net expenses the Fund
actually paid for the fiscal year ended November
30, 2003. The rate at which expenses are accrued
during the fiscal year may not be constant and,
at any particular point, may be greater or less
than the stated average percentage.
Total Waivers of Fund Expenses                                 1.00%                 0.91%                  0.55%
Total Actual Annual Fund Operating Expenses                    2.40%6                3.25%                 2.40%6
(after waivers)

3 For the Federated International Capital
Appreciation Fund and Federated International
Capital Appreciation Fund Pro Forma Combined, the adviser expects to voluntarily waive a portion of the management fees. The adviser can terminate this anticipated voluntary waiver at any time. The management fees paid by the Federated International Capital Appreciation
Fund and Federated International Capital
Appreciation Fund Pro Forma Combined (after the anticipated voluntary waivers) are expected to be 0.32% and 0.77%, respectively, for the fiscal year ending November 30, 2004. For the
Federated European Equity Fund, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Federated European Equity Fund (after the voluntary waiver) was 0.11% for the fiscal year ended November 30, 2003.

4 For the Class B Shares of the Federated
International Capital Appreciation Fund and
Federated International Capital Appreciation
Fund Pro Forma Combined, the administrator expects to voluntarily waive a portion of its fee. The administrator can terminate this anticipated voluntary waiver at any time. Total other expenses paid by the Class B Shares of the Federated International Capital Appreciation
Fund and Federated International Capital
Appreciation Fund Pro Forma Combined (after the anticipated voluntary waivers) are expected to be 1.08% and 0.65%, respectively, for the fiscal year ending November 30, 2004. For the
Federated European Equity Fund Class B Shares, the administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time. Total other expenses paid by the Federated European Equity
Fund Class B Shares (after the voluntary waiver) was 2.14% for the fiscal year ended November 30, 2003.

5 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month.
Class A Shares pay lower operating expenses than Class B Shares.

6 For the Class B Shares of the Federated
International Capital Appreciation Fund and
Federated International Capital Appreciation
Fund Pro Forma Combined, the Actual Annual Fund
Operating Expenses (after waivers) were 2.72% and 2.72%, respectively, for the fiscal year ended November 30, 2003.





EXAMPLE
This Example is intended to help you compare the cost of investing in the Federated International Capital Appreciation Fund Class B Shares, Federated European Equity Fund Class B Shares and Federated International Capital Appreciation Fund Class B Shares Pro Forma Combined with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund's Class B Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's Class B Shares operating expenses are before waivers as estimated or shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:



                                                        1 Year       3 Years       5 Years        10 Years
Federated International Capital Appreciation Fund
Class B Shares:
Expenses assuming redemption                            $ 893        $ 1,445        $ 1,969        $ 3,572
Expenses assuming no redemption                         $ 343        $ 1,045        $ 1,769        $ 3,572
Federated European Equity Fund Class B Shares:
Expenses assuming redemption                            $ 968        $ 1,664        $ 2,324        $ 4,235
Expenses assuming no redemption                         $ 418        $ 1,264        $ 2,124        $ 4,235
Federated International Capital Appreciation Fund
Class B Shares Pro Forma Combined:                  --------------              ------------------------------

Expenses assuming redemption                            $ 848        $ 1,313        $ 1,752        $ 3,154
Expenses assuming no redemption                         $ 298         $ 913         $ 1,552        $ 3,154


FEES AND EXPENSES
------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold Federated International Capital Appreciation Fund Class C Shares,
Federated European Equity Fund Class C Shares and Federated International
Capital Appreciation Fund Class C Shares Pro Forma Combined.




                                                                                                 Federated
                                                                                               International
                                                     Federated                                    Capital
                                                                           Federated           Appreciation
                                                  International            European            Fund Class C
Shareholder Fees                                      Capital             Equity Fund             Shares
                                                    Appreciation            Class C              Pro Forma
                                                    Fund Class C            Shares               Combined
                                                       Shares
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on                       1.00%                 1.00%         1.00%
Purchases (as a percentage of offering
price)
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase                 1.00%                1.00%                 1.00%
price or redemption proceeds, as
applicable)
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends (and other                       None                  None                  None
Distributions)
(as a percentage of offering price)
Redemption Fee (as a percentage of                    2.00%                2.00%                 2.00%
amount redeemed, if applicable) 1
Exchange Fee                                          None                  None                  None

Annual Fund Operating Expenses (Before
Waivers)2
Expenses That are Deducted From Fund
Assets (as percentage of average net
assets)
Management Fee3                                       1.25%                1.00%                 1.25%
Distribution (12b-1)  Fee                             0.75%                0.75%                 0.75%
Shareholder Services Fee                              0.25%                0.25%                 0.25%
Other Expenses4                                       1.15%                2.16%                 0.70%
Total Annual Fund Operating Expenses                  3.40%                4.16%                 2.95%

1 The redemption fee is imposed upon
the redemption of shares within 30
days of purchase.

2 With respect to the Federated
International Capital Appreciation
Fund Class C Shares and Federated
International Capital Appreciation
Fund Class C Shares Pro Forma
Combined, although not contractually
obligated to do so, the adviser and
administrator expect to waive certain
amounts.  These are shown below along
with the net expenses the Funds expect
to pay for the fiscal year ending
November 30, 2004.  With respect to
the Federated European Equity Fund
Class C Shares, although not
contractually obligated to do so, the
adviser and administrator waived
certain amounts.  These are shown
below along with the net expenses the
Fund actually paid for the fiscal year
ended November 30, 2003. The rate at
which expenses are accrued during the
fiscal year may not be constant and,
at any particular point, may be
greater or less than the stated
average percentage.
Total Waivers of Fund                                 1.00%                0.91%                 0.55%
Expenses
Total Actual Annual Fund Operating                   2.40%5                3.25%                 2.40%5
Expenses (after waivers)

3 For the Federated International
Capital Appreciation Fund and
Federated International Capital
Appreciation Fund Pro Forma Combined,
the adviser expects to voluntarily
waive a portion of the management
fees.  The adviser can terminate this
anticipated voluntary waiver at any
time.  The management fees paid by the
Federated International Capital
Appreciation Fund and Federated
International Capital Appreciation
Fund Pro Forma Combined (after the
anticipated voluntary waivers) are
expected to be 0.32% and 0.77%,
respectively, for the fiscal year
ending November 30, 2004.  For the
Federated European Equity Fund, the
adviser voluntarily waived a portion
of the management fee.  The adviser
can terminate this voluntary waiver at
any time.  The management fee paid by
the Federated European Equity Fund
(after the voluntary waiver) was 0.11%
for the fiscal year ended November 30,
2003.

4 For the Class C Shares of the
Federated International Capital
Appreciation Fund and Federated
International Capital Appreciation
Fund Pro Forma Combined, the
administrator expects to voluntarily
waive a portion of its fee.  The
administrator can terminate this
anticipated voluntary waiver at any
time.  Total other expenses paid by
the Class C Shares of the Federated
International Capital Appreciation
Fund and Federated International
Capital Appreciation Fund Pro Forma
Combined (after the anticipated
voluntary waivers) are expected to be
1.08% and 0.65%, respectively, for the
fiscal year ending November 30, 2004.
For the Federated European Equity Fund
Class C Shares, the administrator
voluntarily waived a portion of its
fee.  The administrator can terminate
this voluntary waiver at any time.
Total other expenses paid by the
Federated European Equity Fund Class C
Shares (after the voluntary waiver)
was 2.14% for the fiscal year ended
November 30, 2003.

5 For the Class C Shares of the
Federated International Capital
Appreciation Fund and Federated
International Capital Appreciation
Fund Pro Forma Combined, the Actual
Annual Fund Operating Expenses (after
waivers) were 2.72% and 2.72%,
respectively, for the fiscal year
ended November 30, 2003.



EXAMPLE
This Example is intended to help you compare the cost of investing in the Federated International Capital Appreciation Fund Class C Shares, Federated European Equity Fund Class C Shares and Federated International Capital Appreciation Fund Class C Shares Pro Forma Combined with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund's Class C Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's Class C Shares operating expenses are before waivers as estimated or shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:



                                                       1 Year        3 Years         5 Years       10 Years
Federated International Capital Appreciation Fund
Class C Shares:
Expenses assuming redemption                            $ 539        $ 1,134         $ 1,852        $ 3,748
Expenses assuming no redemption                         $ 439        $ 1,134         $ 1,852        $ 3,748
Federated European Equity Fund Class C Shares:
Expenses assuming redemption                            $ 614        $ 1,351         $ 2,203        $ 4,396
Expenses assuming no redemption                         $ 514        $ 1,351         $ 2,203        $ 4,396
Federated International Capital Appreciation Fund
Class C Shares Pro Forma Combined:                  -------------               ------------------------------

Expenses assuming redemption                            $ 495        $ 1,003         $ 1,637        $ 3,338
Expenses assuming no redemption                         $ 395        $ 1,003         $ 1,637        $ 3,338

------------------------------------------------------------------------------

Comparison of Potential Risks and Rewards: Performance Information
      The performance information shown below will help you analyze each Fund's investment risks in light of its historical returns. The bar charts show the variability of each Fund's Class A Shares total returns on a calendar year basis for the years indicated. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. Each Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

Federated European Equity Fund Bar Chart
The graphic presentation displayed here consists of a bar chart representing the annual total returns of Class A Shares of European Equity Fund as of the calendar year-end for each of five years. The `y' axis reflects the "% Total Return" beginning with "-50.00%" and increasing in increments of 50.00% up to 150.00%. The `x' axis represents calculation periods from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 2003. The light gray shaded chart features five distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class A Shares for each calendar year is stated directly at the bottom of each respective bar, for the calendar years 1997 through 2003. The percentages noted are: 17.96%, 21.68%, 27.59%, (13.77)%, (25.95)%, (21.21)%, and 30.52%, respectively.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
For the period January 25, 1994 to March 28, 2003, the Fund was named the Federated European Growth Fund and was managed primarily using a growth style of investing.

Federated International Capital Appreciation Fund Bar Chart
The graphic presentation displayed here consists of a bar chart representing the annual total returns of Class A Shares of Federated International Capital Appreciation Fund, as of the calendar year-end for each of four years. The `y' axis reflects the "% Total Return" beginning with "-40.00%" and increasing in increments of 40.00% up to 80.00%. The `x' axis represents calculation periods from the earliest calendar year end of the Fund's start of business through the calendar year ended December 31, 2003. The light gray shaded chart features four distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Class A Shares for each calendar year is stated directly at the bottom of each respective bar, for the calendar years 1998 through 2003. The percentages noted are: 0.49%, 63.54%, (26.50)%,
(25.60)%, (16.06)%, and 36.01%, respectively.
The total returns shown in the bar charts do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
For the period January 25, 1994 to August 7, 2002, the Fund was named Federated International Growth Fund and was managed in a fund of funds format.
      European Equity Fund's Class A Shares total return for the six-month period from January 1, 2004 to June 30, 2004 was (0.95)%.
      International Capital Appreciation Fund's Class A Shares total return for the six-month period from January 1, 2004 to June 30, 2004 was 1.65%.


Listed below are the highest and lowest quarterly returns for the International Capital Appreciation Fund and the European Equity Fund for the periods shown in the bar chart above. The Highest and Lowest Quarterly Returns of the Funds for performance prior to March 3, 2003 and August 7, 2002, was not necessarily consistent with its subsequent performance because the results reflect the performance when the European Equity Fund was operated as the European Growth Fund and the International Capital Appreciation Fund was operated as the International Growth Fund.



--------------------------------------------------------------------------------------------------------------
European Equity Fund                   Highest Quarterly Return          Lowest Quarterly Return
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Class A Shares                         27.18% (quarter ended December    (23.19)% (quarter September 30,
                                       31, 1999)                         2002)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
International Capital Appreciation     Highest Quarterly Return          Lowest Quarterly Return
Fund
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Class A Shares                         33.68% (quarter ended December    (21.16)% (quarter ended September
                                       31, 1999)                         30, 2001)
--------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Average Annual Total Return Tables
      The Average Annual Total Returns for each Fund's Shares are reduced to reflect applicable sales charges. Remember, you will not be charged any sales charges in connection with the reorganization of the European Equity Fund into the International Capital Appreciation Fund.  Returns Before Taxes are
shown for all Classes of each Fund.  In addition Return After Taxes is shown for each Fund's Class A Shares to illustrate the effect of federal taxes on each Fund's returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the MSCI-Europe and the MSCI-ACWI Free Ex. U.S., both broad-based market indexes.
Total returns for the indexes shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in a Fund's performance. The indexes are unmanaged, and it is not possible to invest directly in an index.

                                     1 Year                                         Start of
(For the periods ended                                   --------------
December 31, 2003)

European Equity Fund2                                   -   5 Years               Performance1
Class A Shares:
Return Before Taxes                  23.30%                 (4.56)%                  4.18%
Return After Taxes on                                       (5.16)%
Distributions3                       23.30%                                          3.36%
Return After Taxes on
Distributions and Sale of                                --------------
Fund Shares3                         15.14%             -   (3.98)%                  3.30%
Class B Shares:
Return Before Taxes                  23.79%                 (4.58)%                  4.12%
Class C Shares:
Return Before Taxes                  26.99%                 (4.38)%                  3.98%
MSCI-Europe                          38.54%                 (0.77)%                  8.10%

------------------------------------------------------------------------------

(For the periods ended                                  --------------
December 31, 2003)
                                                           5 Years
International Capital                                                              Start of
Appreciation Fund                    1 Year            -                         Performance4
Class A Shares:
Return Before Taxes                  28.57%                (0.71)%                  (2.55)%
Return After Taxes on                                      (1.03)%
Distributions3                       28.57%                                         (2.88)%
Return After Taxes on
Distributions and Sale of                               --------------
Fund Shares3                         18.57%            -   (0.76)%                  (2.31)%
Class B Shares:
Return Before Taxes                  29.38%                (0.76)%                  (2.46)%
Class C Shares:
Return Before Taxes                  32.45%                (0.56)%                  (2.56)%
MSCI-ACWI Free Ex. U.S.              37.50%                (0.55)%                  (0.44)%


------------------------------------------------------------------------------
1. The European Equity Fund's Class A, Class B and Class C Shares start of performance dates was February 28, 1996.
2. Prior to March 28, 2003, the European Equity Fund's name was Federated European Growth Fund.
3. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in a Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns for Class B Shares and Class C Shares will differ from those shown above for Class A Shares. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.
4.  The International Capital Appreciation Fund's Class A, Class B and Class
C Shares start of performance date was July 1, 1997.

Purchase, Redemption and Exchange Procedures; Dividends and Distributions
      Procedures for the purchase, redemption and exchange of Class A, B and C Shares of the International Capital Appreciation Fund are identical to procedures applicable to the purchase and redemption of Class A, B and C Shares of the European Equity Fund. The dividend and distribution policies of the Funds are also identical. For a complete description, refer to the accompanying Prospectus of the International Capital Appreciation Fund. Any questions may be directed to the International Capital Appreciation Fund at 1-800-341-7400.


   FINANCIAL HIGHLIGHTS

   This information for the years ended November 30, 1999 through November 30, 2003 has been audited by Ernst & Young LLP, an Independent Registered Public Accounting Firm.




   FINANCIAL HIGHLIGHTS--CLASS A SHARES
   (For a Share Outstanding Throughout Each Period)

                                 Six Months
                                    Ended
                                 (unaudited)                           Year Ended November 30,
                                  5/31/2004
                                                     2003              2002          2001        2000      1999
   Net Asset Value, Beginning       $7.98            $6.36             $7.29         $9.68      $12.35    $8.38
   of Period

   Income From Investment
   Operations:
   Net investment income (loss)     0.04       1     0.02      1       (0.10)1       (0.06)       0.58      (0.07)1
   Net realized and unrealized      0.47             1.60              (0.83   )     (2.32)      (2.69)     (3.96)
   gain (loss) on investments
   and foreign currency
   transactions
     TOTAL FROM INVESTMENT                           1.62              (0.93)     (2.38)      (2.11  )   (4.03)
   OPERATIONS

   Less Distributions:
   Distributions from net            --               --                --           (0.01)     (0.56  )  (0.06)
   investment income
   Net Asset Value, End of          $8.49            $7.98             $6.36         $7.29      $9.68     $12.35
   Period
   Total Return2                    6.39       %     25.47    %3      (12.76   )%   (24.64)%    (18.33 )% (48.44)%


   Ratios to Average Net Assets:
   Expenses                         1.65       %4    1.97      %       1.72    %     0.75 %      0.15  %   0.07%
   Net investment income (loss)     0.82       %4    (0.25    )%       (1.36   )%    (0.67)%     3.99  %   (0.65)%
   Expense waiver/reimbursement5    0.58       %4    0.71      %       0.44    %     0.61%       0.85  %   1.49%

   Supplemental Data:
   Net assets, end of period       $84,100          $66,281           $38,529       $22,654     $40,432  $39,386
   (000 omitted)
   Portfolio turnover               0.73       %      227      %        247    %      32%         11   %    12%
   Redemption fees consisted of
   the following per share       ----------- ------ ------- -------  --------- -- -----------
   amounts                          $0.00             --                --            --         --        --

   1  Per share information is based on average shares outstanding.
   2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
   3 During the year, the Fund was reimbursed by the Adviser for certain losses on investments, which had an impact of less than 0.01% on total return. (Note 7)
   4  Computed on an annualized basis.
   5 This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios shown above.

   See Notes which are an integral part of the Financial Statements


   FINANCIAL HIGHLIGHTS--CLASS B SHARES
   (For a Share Outstanding Throughout Each Period)

                                 Six Months
                                   Ended
                                 (unaudited)                 Year Ended November 30,
                                 5/31/2004
                                                 2003       2002      2001       2000      1999
   Net Asset Value, Beginning      $7.70        $6.20      $7.15      $9.56     $12.24    $8.31
   of Period

   Income From Investment
   Operations:
   Net investment income (loss)    (0.00)1,2    (0.03)1    (0.15)1    (0.12)1   0.47      (0.00)2
   Net realized and unrealized      0.47         1.53      (0.80)     (2.29)   (2.66)      3.93
   gain (loss) on investments
   and foreign currency
   transactions
     TOTAL FROM INVESTMENT          0.47         1.50      (0.95)     (2.41)   (2.19)      3.93
   OPERATIONS

   Less Distributions:
   Distributions from net           --           --         --         --       (0.49)    (0.00)2
   investment income
   Net Asset Value, End of         $8.17        $7.70      $6.20      $7.15     $9.56     $12.24
   Period
   Total Return3                    6.10    %   24.19   %4 (13.29)%  (25.21)%  (19.00)%   47.33%


   Ratios to Average Net Assets:
   Expenses                         2.40    %5   2.72   %   2.47   %  1.50   %   0.90      0.82  %
   Net investment income (loss)    (0.01    )%5 (0.53   )% (2.11   )% (1.42  )%  2.84     (0.10  )%
   Expense waiver/reimbursement6    0.58    %5   0.71   %   0.44   %  0.61   %   0.85      1.49  %

   Supplemental Data:
   Net assets, end of period      $18,934      $16,995    $16,326    $8,950    $14,480    $12,317
   (000 omitted)
   Portfolio turnover                73     %    227    %   247    %   32    %    11        12   %

------------------------------------------------------------------------------
1     Per share information is based on average shares outstanding.
2     Represents less than $0.01.
3     Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
   4  During the year, the Fund was reimbursed by the Adviser for certain losses on investments, which had an impact of less than 0.01% on total return. (Note 7)
5     Computed on an annualized basis.
6     This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios shown above.

   See Notes which are an integral part of the Financial Statements


   FINANCIAL HIGHLIGHTS--CLASS C SHARES
   (For a Share Outstanding Throughout Each Period)

                                     Six Months
                                        Ended
                                     (unaudited)                  Year Ended November 30,
                                      5/31/2004
                                                       2003     2002      2001      2000      1999
   Net Asset Value, Beginning of        $7.72         $6.21     $7.17     $9.59    $12.28    $8.33
   Period

   Income From Investment
   Operations:
   Net investment income (loss)         0.01       1  (0.04  )1 (0.15  )1 (0.12  )1 0.47     (0.00  )2
   Net realized and unrealized          0.46           1.55     (0.81  )  (2.30  )  (2.65     3.95)
   gain (loss) on investments and
   foreign currency transactions
     TOTAL FROM INVESTMENT              0.47           1.51     (0.96  )  (2.42  )  (2.18     3.95)
   OPERATIONS

   Less Distributions:
   Distributions from net                --            --        --        --       (0.51)   (0.00  )2
   investment income
   Net Asset Value, End of Period       $8.19         $7.72     $6.21     $7.17     $9.59    $12.28
   Total Return3                        6.09       %  24.32  %4(13.39  )%(25.23  )%(18.95    47.45  %


   Ratios to Average Net Assets:
   Expenses                             2.40      %5   2.72  %  2.47   %  1.50   %  0.90      0.82  %
   Net investment income (loss)         0.12      %5  (0.54  )% (2.14  )% (1.42  )% 1.87     (0.10  )%
   Expense waiver/reimbursement6        0.58      %5   0.71  %  0.44   %  0.61   %  0.85      1.49  %

   Supplemental Data:
   Net assets, end of period (000      $6,923         $4,721   $3,812    $2,583    $4,234    $2,284
   omitted)
   Portfolio turnover                    73        %   227   %   247   %   32    %   11        12   %


------------------------------------------------------------------------------
1     Per share information is based on average shares outstanding.
2     Represents less than $0.01.
3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
   4 During the year, the Fund was reimbursed by the Adviser for certain losses on investments, which had an impact of less than 0.01% on total return. (Note 7)
   5  Computed on an annualized basis.
   6 This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios shown above.

   See Notes which are an integral part of the Financial Statements

Service Fees, Advisory Fees and Expense Ratios
      The maximum annual investment advisory fee for the International Capital Appreciation Fund is 1.25% of average daily net assets. The maximum annual investment advisory fee for the European Equity Fund is 1.00% of average daily net assets. The shareholder servicing fee of 0.25% for the Funds is identical.
      For its fiscal year ending November 30, 2004, the International Capital Appreciation Fund's projected ratio of expenses to average daily net assets is 1.65% for Class A Shares, and 2.40% for both Class B Shares and Class C Shares. Absent voluntary waivers and reimbursement, the projected ratio of expenses to average daily net assets would be 2.90% for Class A Shares and 3.40% for Class B Shares and Class C Shares of the International Capital Appreciation Fund.
      For its fiscal year ending November 30, 2003, the European Equity Fund's expenses actually paid were equivalent to a ratio of expenses to average net assets of 2.50% for Class A Shares, and 3.25% for both Class B Shares and Class C Shares. Absent voluntary waivers and reimbursement, the projected ratio of expenses to average daily net assets would be 3.66% for Class A Shares and 4.16% for both Class B Shares and Class C Shares.
      Both the European Equity Fund and the International Capital Appreciation Fund have the ability to pay a Rule 12b-1 fee. The Rule 12b-1 fee as a percentage of average daily net assets of each Fund is 0.25% for Class A Shares, 0.75% for Class B Shares, and 0.75% for Class C Shares. For the fiscal year ended November 30, 2003, the Funds did not pay or accrue the 12b-1 fee for Class A Shares and the Funds have no present intention of paying or accruing their 12b-1 fee for Class A Shares during the fiscal year ending November 30, 2004.
                     INFORMATION ABOUT THE REORGANIZATION
Comparison of Investment Objectives, Policies and Limitations
      The Funds share the same investment objective, which is to provide long-term growth of capital. The European Equity Fund pursues its investment objective by investing primarily in equity securities of European companies, while the International Capital Appreciation Fund pursues its investment objective by investing primarily in equity securities of companies based in foreign countries.
      The fundamental investment limitations of the International Capital Appreciation Fund and the European Equity Fund are identical. For a more in depth comparison of investment objectives, policies and limitations, see "Comparison of Investment Objectives and Policies."
Description of the Plan of Reorganization
      The Plan provides that on or about the Closing Date (presently expected to be on or about October 22, 2004) the International Capital Appreciation Fund will acquire all of the assets of the European Equity Fund in exchange for Class A, B and C Shares of the International Capital Appreciation Fund to be distributed pro rata by the European Equity Fund to holders of its Class A, B and C Shares, respectively, in complete liquidation and termination of the European Equity Fund. Shareholders of the European Equity Fund will become shareholders of the International Capital Appreciation Fund as of 4:00 p.m. (Eastern time) on the Closing Date and will begin accruing dividends on the next day. Shares of the International Capital Appreciation Fund received by European Equity Fund shareholders as part of the Reorganization will not be subject to a sales load.
      Consummation of the Reorganization is subject to the conditions set forth in the Plan, including receipt of an opinion in form and substance satisfactory to the Corporation, as described under the caption "Federal Income Tax Consequences" below. The Plan may be terminated and the Reorganization may be abandoned at any time before or after approval by shareholders of the European Equity Fund prior to the Closing Date by the Corporation if it believes that consummation of the Reorganization would not be in the best interests of the shareholders of either Fund.
      The Adviser will bear the expenses related to the Reorganization. Such expenses include, but are not limited to: legal fees; registration fees; transfer taxes (if any); the fees of banks and transfer agents; and the costs of preparing, printing, copying, and mailing proxy solicitation materials to the European Equity Fund's shareholders and the costs of holding the special meeting of shareholders.
      The foregoing brief summary of the Plan entered into between the International Capital Appreciation Fund and the European Equity Fund is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.

Description of International Capital Appreciation Fund Shares and
Capitalization
      Class A, B and C Shares of the International Capital Appreciation Fund to be issued to shareholders of the European Equity Fund under the Plan will be fully paid and non-assessable when issued, transferable without restrictions and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of the International Capital Appreciation Fund provided herewith for additional information about Class A, B and C Shares of the International Capital Appreciation Fund.
      The following tables show the capitalization of the International Capital Appreciation Fund and the European Equity Fund as of July 15, 2004, and on a pro forma basis as of that date:



----------------------------------------------------------------------------------------------------
                                 Federated               Federated                 Federated
                              European Equity          International         International Capital
                                   Fund                   Capital             Appreciation Class A
                             -----------------       Appreciation Fund          Shares Pro Forma
                                  Class A              Class A Shares               Combined
                                  Shares
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
      Net Assets                $5,722,622              $83,382,995               $89,105,617
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Net Asset Value Per
        Share                     $11.28                   $8.34                     $8.34
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
  Shares Outstanding              507,239                9,998,251                 10,684,417
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Total Assets (at Fund
        Level)                  $30,555,683             $112,594,385              $143,150,068
----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                Federated                Federated                  Federated
                             European Equity           International          International Capital
                                   Fund                   Capital             Appreciation Class B
                                 Class B             Appreciation Fund          Shares Pro Forma
                                  Shares               Class B Shares               Combined
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
      Net Assets                $7,113,541              $18,203,307                $25,316,848
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 Net Asset Value Per
        Share                     $10.53                   $8.02                      $8.02
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
  Shares Outstanding             675,789                 2,270,347                  3,157,322
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Total Assets (at Fund
        Level)                 $30,555,683              $112,594,385              $143,150,068
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                Federated                Federated                  Federated
                             European Equity           International          International Capital
                                   Fund                   Capital             Appreciation Class C
                                 Class C             Appreciation Fund          Shares Pro Forma
                                  Shares               Class C Shares               Combined
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
      Net Assets                $6,522,748               $6,852,521                $13,372,269
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 Net Asset Value Per
        Share                     $10.51                   $8.04                      $8.04
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
  Shares Outstanding             620,553                  852,675                   1,663,962
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Total Assets (at Fund
        Level)                 $30,555,683              $112,594,385              $143,150,068
-----------------------------------------------------------------------------------------------------


Federal Income Tax Consequences
      As a condition to the Reorganization, the Corporation will receive an opinion of counsel to the Corporation, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes:
o the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and the European Equity Fund and the International Capital Appreciation Fund each will be a "party to a reorganization" within the meaning of section 368(b) of the Code;
o no gain or loss will be recognized by the International Capital Appreciation Fund upon its receipt of the European Equity Fund's assets in exchange for International Capital Appreciation Fund shares;
o no gain or loss will be recognized by the European Equity Fund upon transfer of its assets to the International Capital Appreciation Fund in exchange for International Capital Appreciation Fund shares or upon the distribution of the International Capital Appreciation Fund shares to the European Equity Fund's shareholders in exchange for their European Equity Fund shares;
o no gain or loss will be recognized by shareholders of the European Equity Fund upon exchange of their European Equity Fund shares for International Capital Appreciation Fund shares;
o the tax basis of the assets of the European Equity Fund acquired by the International Capital Appreciation Fund will be the same as the tax basis of such assets to the European Equity Fund immediately prior to the Reorganization;
o the aggregate tax basis of shares of the International Capital Appreciation Fund received by each shareholder of the European Equity Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the European Equity Fund held by such shareholder immediately prior to the Reorganization;
o the holding period of the European Equity Fund's assets in the hands of the International Capital Appreciation Fund will include the period during which those assets were held by the European Equity Fund; and
o the holding period of International Capital Appreciation Fund shares received by each shareholder of the European Equity Fund pursuant to the Plan will include the period during which the European Equity Fund shares exchanged therefor were held by such shareholder, provided the European Equity Fund shares were held as capital assets on the date of the Reorganization.
      The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the International Capital Appreciation Fund, the European Equity Fund or the European Equity Fund's shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.
      Shareholders of the European Equity Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.
Comparative Information on Shareholder Rights and Obligations
      The Corporation is organized as a Maryland corporation pursuant to its Articles of Incorporation dated January 25, 1994. The rights of shareholders of the European Equity Fund and International Capital Appreciation Fund are identical and are set forth in the Articles of Incorporation and the Maryland General Corporation Law. A special meeting of shareholders of either Fund for any permissible purpose is required to be called by the Board upon the written request of the holders of at least 10% of the outstanding shares of the relevant Fund. Shareholders of the Funds are entitled to at least 10 days' notice of any meeting.
INFORMATION ABOUT INTERNATIONAL CAPITAL APPRECIATION FUND AND EUROPEAN EQUITY
                                     FUND
International Capital Appreciation Fund
      Information about the Corporation and the International Capital Appreciation Fund is contained in the International Capital Appreciation Fund's current Prospectus. A copy of the Prospectus is included herewith and incorporated by reference herein. Additional information about the Corporation and the International Capital Appreciation Fund is included in the International Capital Appreciation Fund's Statement of Additional Information dated January 31, 2004, which is incorporated herein by reference. Copies of the Statement of Additional Information, as well as the Statement of Additional Information relating to this Prospectus/Proxy Statement dated August 25, 2004, both of which have been filed with the SEC, may be obtained without charge by contacting the Corporation at 1-800-341-7400 or by writing to the Corporation at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Corporation, on behalf of the International Capital Appreciation Fund, is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, the proxy and information statements, and other information filed by the Corporation, on behalf of the International Capital Appreciation Fund, can be obtained by calling or writing the Corporation and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1024, 450 Fifth Street, N.W., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the SEC's Internet Web site (http://www.sec.gov).
      This Prospectus/Proxy Statement, which constitutes part of a Registration Statement filed by the Corporation, on behalf of the International Capital Appreciation Fund, with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits thereto for further information with respect to the Corporation, the International Capital Appreciation Fund and the shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable documents filed with the SEC.

European Equity Fund
      Information about the European Equity Fund may be found in the European Equity Fund's current Prospectus and Statement of Additional Information, both dated January 31, 2004, which are incorporated herein by reference. Copies of the European Equity Fund's Prospectus and Statement of Additional Information may be obtained without charge from the European Equity Fund by calling 1-800-341-7400 or by writing to the European Equity Fund at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. A copy of the Statement of Additional Information relating to this Prospectus/Proxy Statement may be obtained without charge from the Corporation by calling 1-800-341-7400 or by writing to the Corporation at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The European Equity Fund is subject to the information requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the European Equity Fund can be obtained by calling or writing the European Equity Fund and can also be inspected at the public reference facilities maintained by the SEC at the addresses listed in the previous section.

Legal Proceedings

      Like many other mutual fund companies, in September 2003, Federated Investors, Inc., the parent company of the Funds' Adviser and distributor (collectively, "Federated"), received detailed requests for information on shareholder trading activities in the Federated funds ("Federated Funds") from the SEC, the New York State Attorney General, and the National Association of Securities Dealers. Since that time, Federated has received additional inquiries from regulatory authorities on these and related matters, and more such inquiries may be received in the future. Federated immediately retained the law firm of Reed Smith LLP to conduct an internal investigation, which is ongoing. Additionally, attorneys from the law firm of Dickstein Shapiro Morin & Oshinsky LLP, independent counsel to the Federated Funds, are participating in the investigation and are reporting to the independent directors of the Federated Funds on their progress.

      The internal investigation is examining, among other things, circumstances in which it appears that a few Fund investors were granted exceptions to Federated's internal procedures for limiting frequent transactions, and that some of these investors made additional investments in other Federated funds. The investigation is also examining instances in which it appears that orders for Federated variable net asset value funds were placed and accepted after the funds' closing time at 4:00 p.m.
Federated is taking steps to ensure that fund shareholder trading policies are adhered to.

      As a result of these inquiries, Federated and the Federated Funds have conducted an internal investigation of the matters raised, which revealed instances in which a few investors were granted exceptions to Federated's internal procedures for limiting frequent transactions and that one of these investors made an additional investment in another Federated fund. The investigation has also identified inadequate procedures which permitted a limited number of investors (including several employees) to engage in undetected frequent trading activities and/or the placement and acceptance of orders to purchase shares of fluctuating net asset value funds after the funds' closing times. Federated has issued a series of press releases describing these matters in greater detail and emphasizing that it is committed to compensating the Federated Funds for any detrimental impact these transactions may have had on them. In that regard, on February 3, 2004, Federated and the independent directors of the Federated Funds announced the establishment by Federated of a restoration fund that is intended to cover any such detrimental impact. Based upon the progress of the investigation to date, Federated does not have sufficient information regarding these transactions to make a reasonable estimate of the amount, if any, by which the Federated Funds have been impacted. The press releases and related communications are is available in the "About Us" section of Federated's website www.federatedinvestors.com, and any future press releases on this subject will also be posted there.

      Shortly after Federated's first public announcement concerning the foregoing matters, and notwithstanding Federated's commitment to taking remedial actions, Federated and various Federated Funds were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. The board of the Federated Funds has retained the law firm of Dickstein, Shapiro Morin & Oshinsky LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations have been filed, and others may be filed in the future. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased redemptions in the Funds, reduced sales of the Funds' shares, or other adverse consequences for the Funds.


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              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
------------------------------------------------------------------------------
        SHAREHOLDERS APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

About the Proxy Solicitation and the Meeting
      Proxies are being solicited by the Board, on behalf of its portfolio, the European Equity Fund. The proxies will be voted at the special meeting of shareholders of the Corporation to be held on October 22, 2004 at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").
      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Adviser. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Corporation or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Corporation may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.
      The purpose of the Special Meeting is set forth in the accompanying Notice. The Board knows of no business other than that mentioned in the
Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about September 8, 2004, to shareholders of record at the close of business on August 23, 2004 (the "Record Date").
      The International Capital Appreciation Fund's annual report, which includes audited financial statements for its fiscal year ended November 30, 2003, was previously mailed to shareholders. The semi-annual reports for the European Equity Fund and the International Capital Appreciation Fund, which contain unaudited financial statements for the periods ended May 31, 2004, were also previously mailed to shareholders. The Corporation will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of the annual reports and/or the semi-annual reports for the International Capital Appreciation Fund and the European Equity Fund. Requests for annual reports or semi-annual reports for the International Capital Appreciation Fund and the European Equity Fund may be made by writing to the Corporation's principal executive offices or by calling the Corporation. The Corporation's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Corporation's toll-free telephone number is 1-800-341-7400.
Proxies, Quorum and Voting at the Special Meeting
      Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Corporation is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.
      Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Corporation. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matter set forth in the attached Notice.
      In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of one-third of the total number of outstanding shares of the European Equity Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals.
      For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.
      If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.
      Shareholder approval requires the affirmative vote of more than 50% of the shares of the European Equity Fund entitled to vote.
Share Ownership of the Funds
Officers and Directors of the Corporation own less than 1% of the European Equity Fund's outstanding shares.
At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of each class of the European Equity Fund:
Officers and Directors of the Corporation own less than 1% of the International Capital Appreciation Fund's outstanding shares.
At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding shares of each class of the International Capital Appreciation Fund:

Interests of Certain Persons
      The Funds are managed by the Adviser. The Adviser is a subsidiary of Federated. All of the voting securities of Federated are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue. John F. Donahue and J. Christopher Donahue currently serve as Directors of the Corporation.
         OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY
      The Corporation is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to Federated World Investment Series, Inc., Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.
      No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Corporation.

------------------------------------------------------------------------------
SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD
 AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN
                              THE UNITED STATES.
------------------------------------------------------------------------------


                                           By Order of the Board of Directors,



                                                             John W. McGonigle
                                                                     Secretary
August 25, 2004

                                                                     EXHIBIT A
                     AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 6th day of August, 2004, by and between Federated World Investment Series, Inc., a Maryland corporation, with its principal place of business at 5800 Corporate Drive, Pittsburgh, PA, 15237 (the "Corporation"), with respect to its Federated International Capital Appreciation Fund (the "Acquiring Fund"), a series of the Corporation, and Federated World Investment Series, Inc., on behalf of its portfolio Federated European Equity Fund (the "Acquired Fund" and, collectively with the Acquiring Fund, the "Funds"), also with its principal place of business at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000.

      This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations promulgated thereunder. The reorganization will consist of:
(i) the transfer of all of the assets of the Acquired Fund in exchange for Class A Shares, Class B Shares and Class C Shares, $0.001 par value per share, of the Acquiring Fund ("Acquiring Fund Shares"); and (ii) the distribution of Class A Shares, Class B Shares and Class C Shares of the Acquiring Fund to the holders of the Class A Shares, Class B Shares and Class C Shares of the Acquired Fund, respectively, and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

      WHEREAS, the Acquiring Fund and the Acquired Fund are separate series of the Corporation, respectively, and the Corporation is an open-end, registered management investment company and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

      WHEREAS, the Acquiring Fund and the Acquired Fund each are authorized to issue their shares of capital stock;

      WHEREAS, the Directors of the Corporation have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

      WHEREAS, the Directors of the Corporation have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

Article I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES
                     AND LIQUIDATION OF THE ACQUIRED FUND

      1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to deliver to the Acquired Fund the number of each class of full and fractional Acquiring Fund Shares, determined by (a) multiplying the shares outstanding of each class of the Aquired Fund by (b) the ratio computed by dividing (x) the net asset value per share of such class of the Acquired Fund by (y) the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of Class A Shares, Class B Shares and Class C Shares of the Acquired Fund will receive Class A Shares, Class B Shares and Class C Shares of the Acquiring Fund. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

      1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

      The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund's assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

      1.3 LIABILITIES TO BE DISCHARGED. The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

      1.4 STATE FILINGS. Prior to the Closing Date, the Corporation shall make any filings with the State of Maryland that may be required under the laws of the State of Maryland, effective as of the Closing Date.

      1.5 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund (the "Acquired Fund Shares") will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

      1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

      1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

      1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

      1.9  TERMINATION.   The  Acquired  Fund  shall  be  terminated  promptly
following the Closing Date and the making of all distributions pursuant to paragraph 1.5.

      1.10 BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the
Investment Company Act of 1940 (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

Article II

                                  VALUATION

      2.1 VALUATION OF ASSETS. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

      2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed at the closing on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

      2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets, shall be determined by (a) multiplying the shares outstanding of each class of the Acquired Fund by (b) the ratio computed by (x) dividing the net asset value per share of the Acquired Fund by (y) the net asset value per share of the corresponding class of the Acquiring Fund determined in accordance with paragraph 2.2.

      2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

Article III

                           CLOSING AND CLOSING DATE

      3.1 CLOSING DATE. The closing shall occur on or about October 22, 2004, or such other date(s) as the parties may agree to in writing (the "Closing Date"). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

      3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and
(b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

      3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

      3.4 TRANSFER AGENT'S CERTIFICATE. State Street Bank & Trust Company, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause State Street Bank & Trust Company, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Corporation or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

Article IV

                        REPRESENTATIONS AND WARRANTIES

   4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Corporation, on behalf of the Acquired Fund, represents and warrants to the Corporation, on behalf of the Acquiring Fund, as follows:

a) The Acquired Fund is a legally designated, separate series of a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland.

b) The Corporation is registered as an open-end management investment company under the 1940 Act, and the Corporation's registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect.

c) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

d) The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in the violation of any provision of the Corporation's Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

e) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

f)    Except  as  otherwise  disclosed  in  writing  to  and  accepted  by the
      Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that could materially and adversely affect its business or its ability to consummate the transactions contemplated herein.

g) The financial statements of the Acquired Fund as of November 30, 2003, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Corporation on behalf of the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

h) The unaudited financial statements of the Acquired Fund as of May 31, 2004, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Corporation on behalf of the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of May 31, 2003, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

i) Since the date of the financial statements referred to in paragraph (h) above, there have been no material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Corporation on behalf of the Acquiring Fund. For the purposes of this paragraph (i), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

j) All federal and other tax returns and reports of the Acquired Fund required by law to be filed, have been filed, and all federal and other taxes shown to be due on such returns and reports have been paid, or, if not paid as of the Closing Date, provision shall have been made for the payment thereof. To the best of the Corporation's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

k) All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, and has no outstanding securities convertible into any of the Acquired Fund shares.

l) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the State of Maryland, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

n) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

o) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Corporation with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

p) The Acquired Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC"), as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

q) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Maryland law for the execution of this Agreement by the Corporation, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Maryland law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

   4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Corporation, on behalf of the Acquiring Fund, represents and warrants to the Corporation, on behalf of the Acquired Fund, as follows:

a) The Acquiring Fund is a legally designated, separate series of a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland.

b) The Corporation is registered as an open-end management investment company under the 1940 Act, and the Corporation's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of the Corporation's Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

e) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that could materially and adversely affect its business or its ability to consummate the transaction contemplated herein.

f) The financial statements of the Acquiring Fund as of November 30, 2003 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Funds) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

g) The unaudited financial statements of the Acquiring Fund as of May 31, 2004, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

h) Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

i) All federal and other tax returns and reports of the Acquiring Fund required by law to be filed, have been filed. All federal and other taxes shown to be due on such returns and reports have been paid or, if not paid as of the Closing Date, provision shall have been made for their payment. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

j) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

k) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

l) Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

m) The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

n) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Corporation with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

o) The Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

p) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Maryland law for the execution of this Agreement by the Corporation, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Corporation, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Maryland law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

Article V

            COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      5.1  OPERATION  IN  ORDINARY  COURSE.  Subject  to  paragraph 8.5,   the
Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

      5.2 APPROVAL OF SHAREHOLDERS. The Corporation will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

      5.3 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

      5.4   ADDITIONAL   INFORMATION.   The  Acquired  Fund  will  assist  the
Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

      5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

      5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Corporation's Treasurer.

      5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Corporation will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the "Registration Statement"). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Acquired Fund's Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

      5.8 The Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.



Article VI

           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

      The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

      6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by the Corporation's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

Article VII

          CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

      7.1 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund's name by the Corporation's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

      7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Corporation.

Article VIII

              FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
                       ACQUIRING FUND AND ACQUIRED FUND

      If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Corporation's Articles of Incorporation and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

      8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

      8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary "no-action" positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

      8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5 The corporation shall have received an opinion of Dickstein Shapiro Morin & Oshinsky LLP substantially to the effect that for federal income tax purposes:

a) The transfer of all of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.

c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

d) No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

e) The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

f) The tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

      Such opinion shall be based on customary assumptions and such representations as Dickstein Shapiro Morin & Oshinsky LLP may
      reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be reorganized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

Article IX

                                   EXPENSES

      9.1 Federated Investment Management Company or its affiliates will pay all expenses associated with Acquiring Fund's and Acquired Fund's participation in the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees;
(e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.

Article X

                   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1 The Corporation, on behalf of the Funds, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

      10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

Article XI

                                 TERMINATION

   11.1 This Agreement may be terminated by the mutual agreement of the Funds. In addition, each Fund may at its option terminate this Agreement at or before the Closing Date due to:

a) a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

c) a determination by the Corporation's Board of Directors that the consummation of the transactions contemplated herein is not in the best interest of either Fund.

   11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Acquired Fund, the Corporation, or its Directors or officers.

Article XII
                                  AMENDMENTS

      12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Corporation as specifically authorized by its Board of Directors; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund
Shareholders under this Agreement to the detriment of such shareholders without their further approval.

Article XIII

              HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                           LIMITATION OF LIABILITY

      13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

      13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.


IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.


                                    FEDERATED WORLD INVESTMENT SERIES, INC.
                                    on behalf of its portfolio,
                                    Federated European Equity Fund

                                    /s/
                                         John W. McGonigle, Secretary


                                    FEDERATED WORLD INVESTMENT SERIES, INC.
                                    on behalf of its portfolio,
                                    Federated International Capital
                                    Appreciation Fund


                                    /s/
                                         J. Christopher Donahue, President





                     STATEMENT OF ADDITIONAL INFORMATION
                               AUGUST 25, 2004


                         Acquisition of the assets of

                        FEDERATED EUROPEAN EQUITY FUND
            a portfolio of Federated World Investment Series, Inc.

                          Federated Investors Funds
                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7000
                         Telephone No: 1-800-245-5000

                       By and in exchange for Shares of

              FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND

            a portfolio of Federated World Investment Series, Inc.

                          Federated Investors Funds
                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7000
                         Telephone No: 1-800-245-5000


      This Statement of Additional Information dated August 25, 2004, is not a prospectus. A Prospectus/Proxy Statement dated August 25, 2004, related to the above-referenced matter may be obtained from Federated World Investment Series, Inc., on behalf of Federated International Capital Appreciation Fund ("International Capital Appreciation Fund"), Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

                              TABLE OF CONTENTS


1. Statement of Additional Information of Federated International Capital Appreciation Fund, a portfolio of Federated World Investment Series, Inc., dated January 31, 2004.

2. Statement of Additional Information of Federated European Equity Fund, a portfolio of Federated World Investment Series, Inc., dated January 31, 2004.

3. Financial Statements of Federated International Capital Appreciation Fund, a portfolio of Federated World Investment Series, Inc., dated November 30, 2003.

4. Financial Statements of Federated European Equity Fund, a portfolio of Federated World Investment Series, Inc., dated November 30, 2003.

5.    Pro Forma Financial Information.


                    INFORMATION INCORPORATED BY REFERENCE

      The Statement of Additional Information of Federated European Equity Fund (the "European Equity Fund"), a portfolio of Federated World Investment Series, Inc. (the "Corporation"), is incorporated by reference to the Corporation's Post-Effective Amendment No. 29 to its Registration Statement on Form N-1A (File No. 33-52149), which was filed with the Securities and Exchange Commission ("SEC") on February 2, 2004. A copy may be obtained from the Corporation at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. Telephone Number: 1-800-341-7400.

      The Statement of Additional Information of Federated International Capital Appreciation Fund (the "International Capital Appreciation Fund"), a portfolio of the Corporation, is incorporated by reference to the Corporation's Post-Effective Amendment No. 29 to its Registration Statement on Form N-1A (File No. 33-52149), which was filed with the SEC on February 2, 2004. A copy may be obtained from the Corporation at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. Telephone Number:
1-800-341-7400.

      The audited financial statements of the European Equity Fund dated November 30, 2003, are incorporated by reference to the Annual Report to Shareholders of the European Equity Fund, which was filed with the SEC pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on January 29, 2004.

      The audited financial statements of the International Capital Appreciation Fund dated November 30, 2003, are incorporated by reference to the Annual Report to Shareholders of the International Capital Appreciation Fund, which was filed with the SEC pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on January 29, 2004.

      The unaudited financial statements of the International Capital Appreciation Fund, dated May 31, 2004, are incorporated herein by reference to its Semi-Annual Report to Shareholders dated May 31, 2004, which was filed with the SEC pursuant to Section 30(d) of the Investment Company Act of 1940 on ____.

      The unaudited financial statements of the European Equity Fund, dated May 31, 2004, are incorporated herein by reference to its Semi-Annual Report to Shareholders dated May 31, 2004, which was filed with the SEC pursuant to
Section 30(d) of the Investment Company Act of 1940 on ____.


The Pro Forma Financial information of the Acquiring Fund, International Capital Appreciation Fund November 30, 2003, and November 31, 2004, is included herein.

                        Federated European Equity Fund
              Federated International Capital Appreciation Fund
            Notes to Pro Forma Combining Statements of Operations
                        Semi-Annual Ended May 31, 2004

(a) Federated Investment Management Company, the Fund's investment adviser (the "Adviser") receives for its services an annual investment advisory fee equal to 1.25% of the Funds' average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time.

(b) Federated Administrative Services ("FAS"), provides the Fund with certain administrative personnel and services necessary to operate the Fund. The fee paid to FAS is based on the level of average aggregate daily net assets of the Funds. FAS may voluntarily choose to waive the fee and can modify or terminate its voluntary waiver at its sole discretion.

(c) Adjustment to reflect the custodian fees reduction due to the combining of two portfolios into one.

(d) Federated Services Company ("FServ") through its subsidiary, Federated Shareholder Services Company, served as transfer and dividend disbursing agent for the Funds. The fee paid to FServ was based on the number of share classes and accounts per fund and the level of average aggregate net assets of the Fund for the period. The adjustment is due to the combining of two portfolios into one.

(e) Adjustment to reflect the directors' fee reduction due to the combining of two portfolios into one.

(f) Adjustment to reflect the auditing fee reduction due to the combining of two portfolios into one.

(g) Adjustment to reflect the legal fee reduction due to the combining of two portfolios into one.

(h) FServ provides the Fund with certain fund accounting services. The fee paid to FServ is based on the level of average aggregate net assets of the Funds for the period, plus out-of-pocket expenses. The adjustment is due to the combining of two portfolios into one.

(i) Adjustment to reflect Class B Shares distribution services fee after combination.

(j) Adjustment to reflect Class C Shares distribution services fee after combination.

(k) Adjustment to reflect Class A Shares shareholder services fee after combination.

(l) Adjustment to reflect Class B Shares shareholder services fee after combination.

 (m) Adjustment to reflect Class C Shares shareholder services fee after combination.

 (n) Adjustment to reflect the Share registration costs due to the combining of two portfolios into one.

 (o) Printing and postage expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one.

 (p) Insurance expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one.

 (q) Taxes are adjusted to reflect estimated savings to be realized by combining two portfolios into one.

 (r) Insurance expense is adjusted to reflect savings to be realized by combining two portfolios into one.

(s) Miscellaneous expense is adjusted to reflect savings to be realized by combining two portfolios into one.

(t) Adjustment to reflect adjustment of waiver/reimbursement of investment adviser fee based on the combined average net assets of funds.

(u) Adjustment to reflect waiver of administrative personnel and services fee based on the combined average net assets of funds.

(v) Adjustment to reflect waiver of transfer and dividend disbursing agent fees and expenses based on the combined average net assets of funds.

(w) Adjustment for fees paid indirectly from directed broker arrangements by combining two portfolios into one.

(x) Adjustment of reimbursement of other operating expenses by combining two portfolios into one.


                 Pro Forma Combining Portfolio of Investments
                           May 31, 2004 (Unaudited)
 Federated       Federated                                                 Federated       Federated
  European     International     Pro Forma                                 European      International      Pro Forma
Equity Fund       Capital         Combined                                Equity Fund       Capital          Combined
             Appreciation Fund                                                         Appreciation Fund


Common Stocks - 98.4%
-------------------------------------------------------------------------------------------------------------------------
Automobiles & Components -
3.2%
   4,500                           4,500        Bayerische Motoren         $190,714            $-            $190,714
                                                Werke AG
                  34,500           34,500       DaimlerChrysler AG                         1,538,406        1,538,406
                  125,650         125,650       Kia Motors Corp.                           1,075,767        1,075,767
                  38,900           38,900       Toyota Motor Corp.                         1,410,826        1,410,826
                                                                                                          ---------------
                                              ------------------------------------------------------------
                                                Total                       190,714        4,024,999        4,215,713
                                              ---------------------------------------------------------------------------
Banks - 13.3%
                  77,120           77,120       Alliance & Leicester                       1,166,642        1,166,642
                                                PLC
   14,600            -             14,600       Allied Irish Banks          209,523            -             209,523
                                                PLC
                  40,800           40,800       Alpha Bank AE                              1,068,379        1,068,379
   12,800            -             12,800       Banca Popolare di           210,111            -             210,111
                                                Verona
   4,300             -             4,300        Banco Popular               241,846            -             241,846
                                                Espanol SA
   51,604            -             51,604       Barclays PLC                449,936            -             449,936
   5,400          24,560           29,960       BNP Paribas SA              329,765        1,499,818        1,829,583
   18,100            -             18,100       HBOS PLC                    236,970                          236,970
   29,248            -             29,248       HSBC Holdings PLC           433,872            -             433,872
                  94,906           94,906       Hypo Vereinsbank AG,                       1,604,242        1,604,242
                                                Munich
                  10,390           10,390       Komercni Banka AS                          1,137,419        1,137,419
                  33,670           33,670       Kookmin Bank                               1,171,005        1,171,005
                 4,228,500       4,228,500      Krung Thai Bank PLC                        1,157,351        1,157,351
                    145             145         Mitsubishi Tokyo                           1,248,980        1,248,980
                                                Financial Group, Inc.
   19,920         55,400           75,320       Royal Bank of               601,589        1,673,093        2,274,682
                                                Scotland PLC,
                                                Edinburgh
                  71,000           71,000       Shinsei Bank Ltd.                           480,243          480,243
                 1,736,000       1,736,000      Sinopac Holdings Co.                        932,605          932,605
   3,750          11,470           15,220       Societe Generale,           317,856         972,217         1,290,073
                                                Paris
   34,600            -             34,600       Unicredito Italiano         161,851            -             161,851
                                                SpA
                                              ---------------------------------------------------------------------------
                                                Total                      3,193,319       14,111,994       17,305,313
                                              ---------------------------------------------------------------------------
                                              ---------------------------
Capital Goods - 6.6%
                  207,820         207,820       (1)ABB Ltd.                    -           1,161,098        1,161,098
                  637,100         637,100       Alstom                         -            731,435          731,435
   6,100          41,225           47,325       Atlas Copco AB,             225,255        1,522,321        1,747,576
                                                Class A
                  12,900           12,900       SMC Corp.                                  1,380,180        1,380,180
                  18,500           18,500       Schneider Electric SA                      1,244,983        1,244,983
   2,700             -             2,700        Siemens AG                  190,076            -             190,076
                  139,870         139,870       Smiths Industries              -           1,788,898        1,788,898
   3,490             -             3,490        Thales SA                   123,059            -             123,059
   11,700                          11,700       Wolseley PLC                176,135                          176,135
                                              ---------------------------------------------------------------------------
                                                Total                       714,525        7,828,915        8,543,440
                                              ---------------------------------------------------------------------------

Consumer Durables & Apparel -
2.4%
   7,510          57,700           65,210       Koninklijke (Royal)         204,085        1,568,000        1,772,085
                                                Philips Electronics
                                                NV
   2,200                           2,200        LVMH Moet-Hennessy          157,188                          157,188
                  27,000           27,000       Sony Corp.                                  993,925          993,925
   1,850             -             1,850        Swatch Group AG,            257,662            -             257,662
                                                Class B
                                              ---------------------------------------------------------------------------
                                                Total                       618,935        2,561,925        3,180,860
                                              ---------------------------------------------------------------------------
                                              ---------------------------
Diversified Financials - 8.0%
   29,700         215,510         245,210       Amvescap PLC                199,185        1,445,335        1,644,520
   7,540             -             7,540        Credit Suisse Group         259,076                          259,076
   3,910             -             3,910        Deutsche Bank AG            306,395                          306,395
   9,700             -             9,700        Euronext NV                 277,222            -             277,222
     -            58,150           58,150       ING Groep NV                   -           1,312,478        1,312,478
   9,474             -             9,474        Man Group PLC               283,859            -             283,859
     -            263,700         263,700       Nikko Cordial Corp.            -           1,384,371        1,384,371
     -            62,000           62,000       Nomura Holdings, Inc.          -            952,289          952,289
                  87,900           87,900       Schroders PLC                               975,127          975,127
   19,800            -             19,800       STOXX 50 LDRS               652,450                          652,450
   7,850          16,150           24,000       UBS AG                      563,265        1,158,820        1,722,085
   19,100            -             19,100       iShares MSCI Japan          648,979            -             648,979
                                                Index Fund
                                              ---------------------------------------------------------------------------
                                                Total                      3,190,431       7,228,420        10,418,851
                                              ---------------------------------------------------------------------------
                                              ---------------------------
Energy - 4.7%
   57,800            -             57,800       BG Group PLC                351,870            -             351,870
   95,779         215,940         311,719       BP PLC                      839,050        1,891,692        2,730,742
                  43,600           43,600       Petroleo Brasileiro            -           1,137,960        1,137,960
                                                SA, ADR
   34,715            -             34,715       Shell Transport &           250,961            -             250,961
                                                Trading Co.
   3,200           5,810           9,010        Total SA, Class B           600,709        1,090,662        1,691,371
                                              ---------------------------------------------------------------------------
                                                Total                      2,042,590       4,120,314        6,162,904
                                              ---------------------------------------------------------------------------
Food & Staples Retailing -
2.1%
                  79,120           79,120       Ahold NV                                    620,385          620,385
                  49,850           49,850       Ahold NV                                    390,877          390,877
   3,990             -             3,990        Carrefour SA                194,879            -             194,879
   50,437         285,540         335,977       Tesco PLC                   230,285        1,303,716        1,534,001
                                              ---------------------------------------------------------------------------
                                                Total                       425,164        2,314,978        2,740,142
                                              ---------------------------------------------------------------------------

Food Beverage & Tobacco - 5.5%
                  93,430           93,430       British American               -           1,370,544        1,370,544
                                                Tobacco PLC
   19,378         118,350         137,728       Diageo PLC                  257,255        1,571,171        1,828,426
   1,265             -             1,265        Groupe Danone               218,155                          218,155
   2,140           6,760           8,900        Nestle SA                   556,820        1,758,927        2,315,747
                  20,800           20,800       Unilever NV                                1,368,010        1,368,010
                                              ---------------------------------------------------------------------------
                                                Total                      1,032,230       6,068,652        7,100,882
                                              ---------------------------------------------------------------------------
Healthcare Equipment & Services - 0.9%
     -            65,000           65,000       Olympus Corp.                  -           1,172,817        1,172,817
                                              ---------------------------------------------------------------------------
Hotels, Restaurants & Leisure - 2.4%
   5,300             -             5,300        Accor SA                    219,828            -             219,828
                  178,180         178,180       Elior                          -           1,527,694        1,527,694
                 1,474,000       1,474,000      Hong Kong & Shanghai           -            850,985          850,985
                                                Hotels Ltd.
   29,800            -             29,800       InterContinental            286,055            -             286,055
                                                Hotels Group PLC
   13,200                          13,200       Whitbread PLC               193,634                          193,634
                                              ---------------------------------------------------------------------------
                                                Total                       699,517        2,378,679        3,078,196
                                              ---------------------------------------------------------------------------
Household & Personal Products
- 0.2%
     -            10,000           10,000       (1)Oriflame                    -            314,888          314,888
                                                Cosmetics SA
                                              ---------------------------------------------------------------------------
Insurance - 2.4%
   11,400         65,820           77,220       AXA                         233,913        1,350,540        1,584,453
   1,900             -             1,900        Allianz AG Holding          198,176            -             198,176
     -            156,110         156,110       Prudential PLC                 -           1,285,268        1,285,268
                                                                         ------------------------------------------------
                                              ---------------------------------------------------------------------------
                                                Total                       432,089        2,635,808        3,067,897
                                              ---------------------------------------------------------------------------
                                              ---------------------------
Materials - 6.5%
                  996,000         996,000       Aluminum Corp. of                           565,436          565,436
                                                China Ltd.
                  37,410           37,410       Anglo American                             1,373,177        1,373,177
                                                Platinum Corp. Ltd.
   4,600          20,225           24,825       BASF AG                     235,178        1,034,018        1,269,196
   11,000            -             11,000       CRH PLC                     232,692                          232,692
                  119,100         119,100       Harmony Gold Mining                        1,426,818        1,426,818
                                                Co., Ltd.
                  17,000           17,000       LG Chem Ltd.                                598,540          598,540
                  15,130           15,130       Lafarge SA                                 1,306,467        1,306,467
   21,230            -             21,230       Stora Enso Oyj,             275,628            -             275,628
                                                Class R
   13,320         67,280           80,600       UPM - Kymmene Oyj           239,145        1,207,935        1,447,080
                                                                         ---------------------------------
                                              ---------------------------------------------------------------------------
                                                Total                       982,643        7,512,391        8,495,034
                                              ---------------------------------------------------------------------------
                                              ---------------------------
Media - 6.5%
   21,600         98,630          120,230       British Sky                 242,988        1,109,533        1,352,521
                                                Broadcasting Group
                                                PLC
   22,400            -             22,400       Daily Mail and              283,614            -             283,614
                                                General Trust, Class
                                                A
                    510             510         Dentsu, Inc.                               1,322,513        1,322,513
   6,200                           6,200        JC Decaux SA                132,365                          132,365
     -            148,210         148,210       News Corp. Ltd.                -           1,361,050        1,361,050
                  51,540           51,540       Publicis Groupe                            1,518,315        1,518,315
     -            36,000           36,000       (1) SBS Broadcasting           -           1,128,600        1,128,600
                                                SA
                 2,386,000       2,386,000      SCMP  Group Ltd.                            956,604          956,604
   3,100             -             3,100        Tf1 - Tv Francaise          96,283                            96,283
   25,800            -             25,800       WPP Group PLC               257,357                          257,357
                                              ---------------------------------------------------------------------------
                                                Total                      1,012,607       7,396,615        8,409,222
                                              ---------------------------------------------------------------------------
                                              ---------------------------
Pharmaceuticals & Biotechnology - 9.6%
   11,280         20,200           31,480       AstraZeneca PLC             525,570         941,180         1,466,750
   3,735             -             3,735        Aventis SA                  296,285            -             296,285
   29,761         114,890         144,651       GlaxoSmithKline PLC         622,113        2,401,617        3,023,730
   8,050             -             8,050        Novartis AG                 361,090            -             361,090
                  124,550         124,550       (1)Pharming Group NV                        290,548          290,548
   3,300          11,760           15,060       Roche Holding AG            347,673        1,238,982        1,586,655
   2,300          24,180           26,480       Sanofi Synthelabo SA        151,973        1,597,695        1,749,668
                  31,500           31,500       Takeda Chemical                            1,310,953        1,310,953
                                                Industries
     -            19,340           19,340       Teva Pharmaceutical                        1,279,728        1,279,728
                                                Industries Ltd., ADR
     -            36,500           36,500       Yamanouchi                     -           1,174,857        1,174,857
                                                Pharmaceutical Co.
                                                Ltd.
                                                                                                          ---------------
                                              ---------------------------------------------------------------------------
                                                Total                      2,304,704       10,235,560       12,540,264
                                              ---------------------------------------------------------------------------
Real Estate - 0.3%
     0            52,000           52,000       Sun Hung Kai                   -            435,882          435,882
                                                Properties
                                              ---------------------------------------------------------------------------
Retailing - 1.1%
   31,500                          31,500       Kingfisher PLC              165,194                          165,194
     -            89,900           89,900       Marui Co.                      -           1,199,047        1,199,047
                                              ---------------------------------------------------------------------------
                                                Total                       165,194        1,199,047        1,364,241
                                              ---------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment -
5.5%
                  18,300           18,300       Advantest Corp.                            1,285,928        1,285,928
   14,100         62,900           77,000       (1)ASM Lithography          245,055        1,093,190        1,338,245
                                                Holding NV
                  114,000         114,000       Nikon Corp.                                1,226,929        1,226,929
   7,950          66,200           74,150       STMicroelectronics NV       178,659        1,492,810        1,671,469
                  167,750         167,750       (1)Taiwan                                  1,702,663        1,702,663
                                                Semiconductor
                                                Manufacturing Co.,
                                                ADR
                                              ---------------------------------------------------------------------------
                                                Total                       423,714        6,801,520        7,225,234
                                              ---------------------------------------------------------------------------
Software & Services - 2.5%
                  46,260           46,260       (1)Cognos, Inc.                            1,557,574        1,557,574
   1,435           8,780           10,215       SAP AG (Systeme,            231,681        1,417,533        1,649,214
                                                Anwendungen,
                                                Produkte in der
                                                Datenverabeitung)
                                              ---------------------------------------------------------------------------
                                                Total                       231,681        2,975,107        3,206,788
                                              ---------------------------------------------------------------------------
Technology Hardware & Equipment 4.3%
                  100,000         100,000       Alps Electric Co.                          1,261,220        1,261,220
     -            64,370           64,370       (1) Celestica, Inc.            -           1,210,156        1,210,156
     -             4,600           4,600        Keyence Corp.                  -           1,065,645        1,065,645
   29,410         35,000           64,410       Nokia Oyj                   400,866         477,059          877,925
     -            440,800         440,800                                      -           1,231,169        1,231,169
                                                (1)Telefonaktiebolaget
                                                LM Ericsson
                                              ---------------------------------------------------------------------------
                                                Total                       400,866        5,245,249        5,646,115
                                              ---------------------------------------------------------------------------
                                              ---------------------------
Telecommunication Services - 7.9%
                  45,620           45,620       (1)Belgacom                                1,381,806        1,381,806
   23,430         60,150           83,580       (1)Deutsche Telekom         393,187        1,009,398        1,402,585
                                                AG, Class REG
   4,400          51,250           55,650       France                      105,813        1,232,480        1,338,293
                                                Telecommunications
                    590             590         NTT DoCoMo, Inc.                           1,112,703        1,112,703
   12,660            -             12,660       Telefonica SA               183,692            -             183,692
                  129,330         129,330       Tele Norte Leste                           1,464,016        1,464,016
                                                Participacoes SA, ADR
                  468,660         468,660       (1) Versatel telecom                        933,009          933,009
                                                International NV
  159,589         914,790        1,074,379      Vodafone Group PLC          375,299        2,151,273        2,526,572
                                              ---------------------------------------------------------------------------
                                                Total                      1,057,991       9,284,685        10,342,676
                                              ---------------------------------------------------------------------------
Transportation - 1.0%
   20,500            -             20,500       (1)EasyJet PLC              74,616                            74,616
     -            84,000           84,000       Yamato Transport               -           1,195,757        1,195,757
                                              ---------------------------------------------------------------------------
                                                Total                       74,616         1,195,757        1,270,373
                                              ---------------------------------------------------------------------------
                                              ---------------------------
Utilities -
1.5%
   59,400                          59,400       Centica PLC                 231,725                          231,725
   10,800            -             10,800       Endesa SA                   199,310            -             199,310
                  183,000         183,000       National Grid                  -           1,450,450        1,450,450
                                                Transco PLC
   4,900             -             4,900        Veolia Environnrment        131,063            -             131,063
                                              ---------------------------------------------------------------------------
                                                Total                       562,098        1,450,450        2,012,548
                                              ---------------------------------------------------------------------------
                                              ------------------------------------------------------------
                                                Total Common Stocks       19,755,628      108,494,652      128,250,280
                                                (identified cost
                                                $119,545,748)
                                              ---------------------------------------------------------------------------
                                              ---------------------------

Preferred Stock - 0.1%
Automobiles & Components -
0.1%
    200              -              200         Porsche AG, Pfd.            135,081            -             135,081
                                                (IDENTIFIED COST
                                                $118,607)
                                              ---------------------------------------------------------------------------


Repurchase Agreement - 3.1%
  702,000        3,348,000       4,050,000      Interest in                 702,000        3,348,000        4,050,000
                                                $1,500,000,000 joint
                                                repurchase agreement
                                                with Banc of America
                                                Securities LLC,
                                                1.05%, dated
                                                5/28/2004, to be
                                                repurchased at
                                                $702,082 and
                                                $3,348,391
                                                respectively on
                                                6/1/2004,to be
                                                collateralized by
                                                U.S. Government
                                                Agency Obligations
                                                with various
                                                maturities to
                                                10/1/2033,
                                                collateral market
                                                value $1,530,039,205
                                                (at amortized cost)
                                                                         ------------------------------------------------
                                                                                                          ---------------
                                                Total Investments -       20,592,709      111,842,652      132,435,361
                                                101.6%   (identified
                                                cost $123,714,355)(2)
                                                                         ------------------------------------------------
                                                                         ------------------------------------------------
                                                Other Assets and           (169,803)      (1,885,386)      (2,055,189)
                                                Liabilities - 1.6)%
                                                                         ------------------------------------------------
                                                                         ------------------------------------------------
                                                Total Net Assets -        $20,422,906     $109,957,266     $130,380,172
                                                100%
                                                                         ================================================

1 Non-income producing security.
2 The cost of investments for federal income tax purposes amounts to $
123,714,355.
Note: The categories of investments are shown as a percentage of total net assets at May 31, 2004.
The following acronyms are used throughout this portfolio:
ADR--American Depositary Receipt

           Pro Forma Combining Statements of Assets and Liabilities
                           May 31, 2004 (Unaudited)

                                                Federated          Federated
                                                 European        International        Pro Forma          Proforma
                                               Equity Fund          Capital           Adjustment         Combined
                                                                  Appreciation
                                                                      Fund
                                              ---------------   ----------------------------------    ----------------
Assets:
----------------------------------------
Investments in securities, at value            $20,592,709        $111,842,652            -            $132,435,361
----------------------------------------
Cash in foreign currency                          25,078           3,100,049              -              3,125,127
----------------------------------------
Cash                                                99                610                 -                 709
----------------------------------------
Income receivable                                 86,324            314,961               -               401,285
----------------------------------------
Receivable for investments sold                     -                91,738               -               91,738
----------------------------------------
Receivable for shares sold                        66,065               -                  -               66,065
----------------------------------------
Other assets                                        -                23,255               -               23,255
----------------------------------------      ------------------------------------------------------------------------
Total assets                                    20,770,275        115,373,265             -             136,143,540
----------------------------------------      ---------------   -----------------    -------------    ----------------
Liabilities:
----------------------------------------
Payable for investments purchased              $174,831.00       $5,122,172.00           $ -           $5,297,003.00
----------------------------------------
Payable for shares redeemed                      144,111            160,498               -               304,609
----------------------------------------
Net payable for foreign currency                    -                  -                  -                  -
exchange contracts
-----------------------------------------
Payable for transfer and dividend                                                         -                  -
disbursing
----------------------------------------
agent fees and expenses                           12,126             45,640               -               57,766
----------------------------------------
Payable for portfolio accounting fees               -                  -                  -                  -
----------------------------------------
Payable for distribution services fees            8,899              16,191               -               25,090
----------------------------------------
Payable for shareholder services fee              4,276              22,952               -               27,228
----------------------------------------
Payable for auditing fees                           -                  -                  -                  -
----------------------------------------
Net payable for foreign currency                    -                  -                  -                  -
exchange contracts
----------------------------------------      ---------------   -----------------    -------------
Accrued expenses                                  3,126              48,546               -               51,672
----------------------------------------      ---------------   -----------------    -------------
                                                                                                      ----------------
Total liabilities                                347,369           5,415,999              -              5,763,368
----------------------------------------      ---------------   -----------------    -------------    ----------------
Net Assets                                     $20,422,906        $109,957,266           $ -           $130,380,172
----------------------------------------      ---------------   -----------------    -------------    ----------------
Net Assets Consists of:
----------------------------------------
Paid in capital                                $37,653,805        $122,990,985           $ -          $160,644,790.00
----------------------------------------
Net unrealized appreciation of                  3,405,565          5,257,145              -              8,662,710
investments and translation of assets
and liabilities in foreign currency
----------------------------------------      ---------------   -----------------    -------------
Accumulated net investment income                (28,961)           318,404               -               289,443
(loss) on investments
----------------------------------------      ---------------   -----------------    -------------
Accumulated net realized loss on               (20,607,503)       (18,609,268)            -            (39,216,771)
investments and foreign currency
transactions
----------------------------------------      ---------------   -----------------    -------------
                                                                                                      ----------------
Total Net Assets                               $20,422,906        $109,957,266           $ -           $130,380,172
----------------------------------------      ---------------   -----------------    -------------    ----------------
Net Assets:
Class A Shares                                  $6,287,683        $84,100,410             $-            $90,388,093
                                                                                     -------------    ----------------
                                              ---------------   -----------------    -------------    ----------------
Class B Shares                                  $7,421,896        $18,934,290             $-            $26,356,186
                                              ---------------   -----------------    -------------    ----------------
                                              ---------------   -----------------    -------------    ----------------
Class C Shares                                  $6,713,327         $6,922,566             $-            $13,635,893
                                              ---------------   -----------------    -------------    ----------------
Shares Outstanding:
Class A Shares                                   551,853           9,902,319           740,599    (a)   10,642,918
                                                                                                      ----------------
                                              ---------------   -----------------    -------------    ----------------
Class B Shares                                   697,516           2,316,729           908,433    (a)    3,225,162
                                              ---------------   -----------------    -------------    ----------------
                                              ---------------   -----------------    -------------    ----------------
Class C Shares                                   631,829            845,044            819,698    (a)    1,664,742
                                              ---------------   -----------------    -------------    ----------------
Net Asset Value Per Share
Class A Shares                                    $11.39             $8.49               $ -               $8.49
                                              ---------------   -----------------    -------------    ----------------
Class B Shares                                    $10.64             $8.17               $ -               $8.17
                                              ---------------   -----------------    -------------    ----------------
                                              ---------------   -----------------    -------------    ----------------
Class C Shares                                    $10.63             $8.19               $ -               $8.19
                                              ---------------   -----------------    -------------    ----------------
Offering Price Per Share
Class A Shares                          *         $12.05             $8.98               $ -               $8.98
                                              ---------------   -----------------    -------------    ----------------
Class B Shares                                    $10.64             $8.17               $ -               $8.17
                                              ---------------   -----------------    -------------    ----------------
                                              ---------------   -----------------    -------------    ----------------
Class C Shares                          **        $10.74             $8.27               $ -               $8.27
                                              ---------------   -----------------    -------------    ----------------
Redemption Proceeds Per Share
Class A Shares                          ***       $11.16             $8.32               $ -               $8.32
                                              ---------------   -----------------    -------------    ----------------
Class B Shares                          ****      $10.05             $7.72               $ -               $7.72
                                              ---------------   -----------------    -------------    ----------------
                                               --------------   -----------------    -------------     ---------------
Class C Shares                          *****     $10.52             $8.11               $ -               $8.11
                                               --------------   -----------------    -------------     ---------------

Investments, at identified cost                $17,191,062        $106,523,293           $ -           $123,714,355
----------------------------------------      ---------------   -----------------    -------------    ----------------
Foreign Currency, at identified cost             $24,610           $3,118,282                           $3,142,892
----------------------------------------      ---------------   -----------------    -------------    ----------------
Investments in affiliated issuers                   $-                 $-                $ -                $-
----------------------------------------      ---------------   -----------------    -------------    ----------------

* Computation of offering price per share 100/94.5 of net asset value.
** Computation of offering price per share 100/99.0 of net asset value.
*** Computation of redemption price per share 98.00/100 of net asset value.
**** Computation of redemption price per share 94.5/100 of net asset value.
***** Computation of redemption price per share 99.00/100 of net asset value.

(a) Adjustment to reflect share balance as a result of the combination.

(See Notes to Pro Forma Financial Statements)


                 Pro Forma Combining Statements of Operations
                           May 31, 2004 (Unaudited)

                                                       Federated            Federated
                                                       European           International        Pro Forma        Pro Forma
                                                      Equity Fund     Capital Appreciation     Adjustment        Combined
                                                                              Fund
                                                    ----------------  ----------------------  -----------------------------

Investment Income:
Dividends                                        *     $304,684            $1,271,462              -            $1,576,146
Interest                                                 2,635                9,726                -              12,361
                                                    ----------------  ----------------------                    -----------
Total income                                            307,319             1,281,188                           1,588,507

Expenses:                                                                                                           -
Investment adviser fee                                 $111,678             $ 649,344            53,854    (a)  $
                                                                                                                 814,876
Administrative personnel and services fee               115,000              115,000           (115,000)   (b)   115,000
Custodian fees                                          14,356               39,646             (14,356)   (c)    39,646
Transfer and dividend disbursing agent                                          -                                   -
fees and expenses                                       51,523               109,722            (51,523)   (d)   109,722
Directors'/Trustees' fees                                 822                  939               (822)     (e)     939
Auditing fees                                            9,018                9,018             (9,018)    (f)    9,018
Legal fees                                               3,181                3,205             (3,181)    (g)    3,205
Portfolio accounting fees                               40,378               40,381             (40,378)   (h)    40,381
Distribution services fee - Class B Shares              29,872               71,609             (2,645)    (i)    98,836
Distribution services fee - Class C Shares              26,665               23,441              1,029     (j)    51,135
Shareholder services fee - Class A Shares                9,074               98,185              5,726     (k)   112,985
Shareholder services fee - Class B Shares                9,957               23,870              (882)     (l)    32,945
Shareholder services fee - Class C Shares                8,888                7,814               343      (m)    17,045
Share registration costs                                22,050               23,708             (22,050)   (n)    23,708
Printing and postage                                    15,602               33,957             (15,602)   (o)    33,957
Insurance premiums                                       3,693                3,818             (3,693)    (p)    3,818
Taxes                                                     842                 3,337              (842)     (q)    3,337
Interest expense                                          376                  34                (376)     (r)      34
Miscellaneous                                            1,143                 782              (1,143)    (s)     782
                                                    ----------------  ----------------------  -------------
                                                                                              -------------     -----------
Total expenses                                          474,118             1,257,810          (220,559)        1,511,369
                                                    ----------------  ----------------------  -------------     -----------
                                                                                                                -----------
Waivers and Reimbursement --
Waiver/reimbursement of investment adviser fee        $(111,678)           $(280,317)            79,083    (t)  $(312,912)
Waiver of administrative personnel and services        (22,388)             (21,980)             22,388    (u)   (21,980)
fee
Waiver of transfer and dividend disbursing               (300)                (783)               300      (v)    (783)
agent fees and expenses
Fees paid indirectly from directed broker                (84)                   -                  84      (w)      -
arrangements
Reimbursement of other operating expenses               (3,388)                 -                3,388     (x)      -
                                                    ----------------  ----------------------  -------------
                                                                                                                -----------
Total Waivers and Reimbursements                       (137,838)            (303,080)           105,243         (335,675)
                                                    ----------------  ----------------------  -------------     -----------
                                                                                                                -----------
Net Expenses                                            336,280              954,730           (115,316)        1,175,694
                                                    ----------------  ----------------------  -------------     -----------
Net investment income/loss                             $(28,961)            $ 326,458          $ 115,316         $412,813
                                                    ----------------  ----------------------  -------------     -----------
Realized and Unrealized Gain/(Loss) on
Investments and Foreign Currency Contracts:
Net realized gain on investments and foreign           1,514,793            7,017,559       **     -            8,532,352
currency transactions
Net increases due to reimbursement from Advisor                                 -                                   -
for certain losses on investments
Net change in unrealized appreciation of                                        -                  -                -
investments and translation of assets and
liabilites in foreign currency                         (319,086)           (2,415,661)                          (2,734,747)
                                                    ----------------  ----------------------  -------------     -----------
Net realized and unrealized gain (loss) on             1,195,707            4,601,898              -            5,797,605
investments, futures and foreign currency
contracts
                                                    ----------------  ----------------------  -------------     -----------
                                                                                              -------------
Change in net assets resulting from operations        $ 1,166,746          $4,928,356          $ 115,316        $6,210,418
                                                    ----------------  ----------------------  -------------     -----------


* Net of foreign taxes withheld of $41,707 on FEEF.

Net of foreign taxes withheld of $170,005 on FICAF.

** Net of foreign capital gain withheld of $19,394

(See Legend to Pro Forma Adjustments on the following page)

(See Notes to Pro Forma Financial Statements)



                         Federated European Equity Fund
                Federated International Capital Appreciation Fund
                     Notes to Pro Forma Financial Statements
                          Year Ended November 30, 2003


Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations ("Pro Forma Financial Statements") reflect the accounts of Federated European Equity Fund and Federated International Capital Appreciation Fund, collectively ("the Funds"), for the year ended November 30, 2003. These statements have been derived from the books and records utilized in calculating daily net asset values at November 30, 2003.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The Pro Forma Financial Statements give effect to the proposed transfer of assets of Federated European Equity Fund for shares of Federated
International Capital Appreciation Fund. Under generally accepted accounting principles, Federated International Capital Appreciation Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended November 30, 2003, Federated European Equity Fund and Federated International Capital Appreciation Fund paid investment advisory fees computed at the annual rate of 1.00% and 1.25% respectively as a percentage of average daily net assets.

Shares of Beneficial Interest

The Pro Forma net asset value per share assumes the issuance of 865,353 Class A Shares of Federated International Capital Appreciation Fund (accounting survivor) in exchange for 637,522 Class A Shares of Federated European Equity Fund which would have been issued at November 30, 2003 in connection with the proposed reorganization.

The Pro Forma net asset value per share assumes the issuance of 1,017,813 Class B Shares of Federated International Capital Appreciation Fund (accounting survivor) in exchange for 772,123 Class B Shares of Federated European Equity Fund which would have been issued at November 30, 2003 in connection with the proposed reorganization.

The Pro Forma net asset value per share assumes the issuance of 899,136 Class C Shares of Federated International Capital Appreciation Fund (accounting survivor) in exchange for 684,841 Class C Shares of Federated European Equity Fund which would have been issued at November 30, 2003 in connection with the proposed reorganization.


                 Pro Forma Combining Portfolio of Investments
                        November 30, 2003 (Unaudited)

   Federated        Federated                                                     Federated       Federated
    European      International   Pro Forma                                        European     International    Pro Forma
  Equity Fund        Capital       Combined                                      Equity Fund       Capital       Combined
                   Appreciation                                                                  Appreciation
                       Fund                                                                          Fund
Common Stocks - 97.7%
----------------------------------------------------------------------------------------------------------------------------
Automobiles & Components - 4.1%
4,500                               4,500    Bayerische Motoren Werke AG           $198,301           $-         $198,301
                     243,000       243,000   Fuji Heavy Industries Ltd.                           1,151,596      1,151,596
                      27,500        27,500   Honda Motor Co., Ltd.                                1,124,960      1,124,960
                     125,650       125,650   Kia Motors Corp.                                     $1,097,562     1,097,562
                      20,410        20,410   PSA Peugeot Citroen                      -            960,866        960,866
                                                                                                                ------------
                                             -------------------------------------------------------------------
                                             Total                                 198,301        4,334,984      4,533,285
                                             -------------------------------------------------------------------------------
Banks - 14.9%
11,300                              11,300   ABN AMRO Holding NV                   248,910            0           248,910
32,180                78,490       110,670   Abbey National Bank PLC, London       295,798         721,478       1,017,276
14,600                  -           14,600   Allied Irish Banks PLC                215,451            -           215,451
17,700                  -           17,700   Banca Popolare di Verona              292,202            -           292,202
-                    441,400       441,400   Banco Commercial Portugues SA,           -            905,564        905,564
                                             Class R
4,300                   -           4,300    Banco Popular Espanol SA              225,651            -           225,651
62,760               102,100       164,860   Barclays PLC                          553,920         901,136       1,455,056
-                     20,560        20,560   BNP Paribas SA                        501,855        1,159,342      1,661,197
7,540                   -           7,540    Credit Suisse Group                   250,506            -           250,506
-                    130,000       130,000   DBS Group Holdings Ltd.                  -           1,055,899      1,055,899
3,910                 13,130        17,040   Deutsche Bank AG                      272,830         916,178       1,189,008
-                    230,640       230,640   Grupo Financiero Banorte SA de CV        -            760,974        760,974
37,552                  -           37,552   HSBC Holdings PLC                     569,744            -           569,744
                      10,390        10,390   Komercni Banka AS                                     890,043        890,043
                    2,942,200     2,942,200  Krung Thai Bank PLC                                   642,604        642,604
                     750,000       750,000   (1) PT Bank Rakyat Indonesia                           92,593        92,593
19,507                  -           19,507   Royal Bank of Scotland PLC,           545,230            -           545,230
                                             Edinburgh
6,950                 11,470        18,420   Societe Generale, Paris               556,996         919,244       1,476,240
7,850                 16,150        24,000   UBS AG                                506,108        1,041,229      1,547,337
35,620               226,260       261,880   Unicredito Italiano SpA               179,060        1,137,398      1,316,458
                                             -------------------------------------------------------------------------------
                                             Total                                5,214,261       11,143,682    16,357,943
                                             -------------------------------------------------------------------------------
                                             -----------------------------------
Capital Goods - 6.3%
                     181,590       181,590   ABB Ltd.                                 -            891,602        891,602
                     181,590       181,590   (1)ABB Ltd. Rights                       -            226,416        226,416
6,100                   -           6,100    Atlas Copco AB, Class A               218,232            -           218,232
                      8,400         8,400    SMC Corp.                                            1,001,726      1,001,726
                      11,000        11,000   Schneider Electric SA                                 678,339        678,339
                    1,173,000     1,173,000  SembCorp Industries Ltd.                              871,082        871,082
                      12,270        12,270   Siemens AG                                            895,916        895,916
                      74,170        74,170   Smiths Group PLC                                      850,693        850,693
                     131,000       131,000   Sumitomo Electric Industries Ltd.                    1,071,780      1,071,780
5,490                   -           5,490    Thales SA                             171,318            -           171,318
                                             -------------------------------------------------------------------------------
                                             Total                                 389,550        6,487,554      6,877,104
                                             -------------------------------------------------------------------------------

Commercial Services & Supplies -
1.7%
                     111,820       111,820   Burnham NV                                            850,549        850,549
                      28,400        28,400   Secom Co., Ltd.                                      1,032,114      1,032,114
                                                                                                                ------------
                                             -------------------------------------------------------------------
                                             Total                                    -           1,882,663      1,882,663
                                             -------------------------------------------------------------------------------
                                             -----------------------------------
Consumer Durables & Apparel - .3%
2,750                   -           2,750    Swatch Group AG, Class B              315,731            -           315,731
                                             -------------------------------------------------------------------------------
                                             Total                                 315,731            -           315,731
                                             -------------------------------------------------------------------------------
                                             -----------------------------------
Diversified Financials - 6.0%
-                    157,610       157,610   Amvescap PLC                                         1,118,283      1,118,283
9,700                   -           9,700    Euronext NV                           232,635            -           232,635
10,300                50,190        60,490   (1)ING Groep NV                       220,827        1,076,050      1,296,877
9,400                   -           9,400    Man Group PLC                         231,006            -           231,006
-                    263,700       263,700   Nikko Cordial Corp.                      -           1,331,563      1,331,563
-                     47,000        47,000   Nomura Holdings, Inc.                    -            746,747        746,747
-                   1,319,976     1,319,976  Yuanta Core Pacific Securities Co.       -            722,798        722,798
-                     98,400        98,400   iShares MSCI Japan Index Fund            -            881,664        881,664
                                             -------------------------------------------------------------------------------
                                             Total                                 684,468        5,877,105      6,561,573
                                             -------------------------------------------------------------------------------
                                             -----------------------------------
Energy - 7.2%
57,800                  -           57,800   BG Group PLC                          272,491            -           272,491
129,679              225,608       355,287   BP PLC                                906,147        1,576,462      2,482,609
                    2,496,000     2,496,000  China Oilfield Services Ltd.             -            731,399        731,399
                      41,020        41,020   ENI SpA                                               699,819        699,819
                      8,400         8,400    Lukoil Holding Co., ADR                               725,760        725,760
14,550                  -           14,550   Royal Dutch Petroleum Co.             654,264            -           654,264
63,615                  -           63,615   Shell Transport & Trading Co.         403,160            -           403,160
4,100                 8,300         12,400   Total SA, Class B                     663,078        1,298,662      1,961,740
                                             -------------------------------------------------------------------------------
                                             Total                                2,899,140       5,032,102      7,931,242
                                             -------------------------------------------------------------------------------
Food & Staples Retailing - 1.8%
3,990                   -           3,990    Carrefour SA                          215,176            -           215,176
                     118,680       118,680   (1)Koninklijke Ahold NV                               857,166        857,166
                     118,680       118,680   (1)Koninklijke Ahold NV, Rights                       111,061        111,061
                     180,240       180,240   Tesco PLC                                             772,120        772,120
                                             -------------------------------------------------------------------------------
                                             Total                                 215,176        1,740,347      1,955,523
                                             -------------------------------------------------------------------------------

Food Beverage & Tobacco - 2.2%
                      59,980        59,980   Diageo PLC                               -            748,885        748,885
1,865                   -           1,865    Groupe Danone                         290,879                        290,879
1,740                 4,030         5,770    Nestle SA                             404,933         937,863       1,342,796
                                                                                --------------------------------------------
                                             -------------------------------------------------------------------------------
                                             Total                                 695,812        1,686,748      2,382,560
                                             -------------------------------------------------------------------------------
Hotels, Restaurants & Leisure -
2.1%
5,300                   -           5,300    Accor SA                              222,554            -           222,554
35,500                  -           35,500   Compass Group PLC                     213,671            -           213,671
                      97,900        97,900   Elior                                    -            804,570        804,570
                    1,474,000     1,474,000  Hong Kong & Shanghai Hotels Ltd.         -            835,370        835,370
29,800                  -           29,800   InterContinental Hotels Group PLC     275,717            -           275,717
                                             -------------------------------------------------------------------------------
                                             Total                                 711,942        1,639,940      2,351,882
                                             -------------------------------------------------------------------------------
Household & Personal Products -
0.9%
15,370                30,000        45,370   Reckitt Benckiser PLC                 335,897         655,622        991,519
                                                                                --------------------------------------------
Insurance - 3.5%
11,400                57,420        68,820   AXA                                   219,245        1,104,301      1,323,546
1,900                   -           1,900    Allianz AG Holding                    214,002            -           214,002
                      11,240        11,240   Muenchener                                           1,278,801      1,278,801
                                             Rueckversicherungs-Gesellschaft AG
-                    135,610       135,610   Prudential PLC                           -           1,042,175      1,042,175
                                                                                --------------------------------------------
                                             -------------------------------------------------------------------------------
                                             Total                                 433,247        3,425,277      3,858,524
                                             -------------------------------------------------------------------------------
                                             -----------------------------------
Materials - 8.8%
                      33,580        33,580   Akzo Nobel NV                                        1,165,923      1,165,923
                      17,820        17,820   Anglo American Platinum Corp. Ltd.                    768,007        768,007
4,600                 10,700        15,300   BASF AG                               227,708         529,668        757,376
                      61,600        61,600   BOC Group PLC                                         859,814        859,814
                      53,000        53,000   Harmony Gold Mining Co., Ltd.                         843,652        843,652
3,700                   -           3,700    Holcim LTD                            161,468            -           161,468
                      17,000        17,000   LG Chem Ltd.                                          664,698        664,698
                      15,130        15,130   Lafarge SA                                           1,206,215      1,206,215
                     750,000       750,000   Lihir Gold Ltd.                                       852,687        852,687
29,130                  -           29,130   Stora Enso Oyj, Class R               392,474            -           392,474
                     244,000       244,000   Sumitomo Chemical Co., Ltd.                           871,150        871,150
13,320                46,880        60,200   UPM - Kymmene Oyj                     246,582         867,849       1,114,431
                                                                                --------------------------------
                                             -------------------------------------------------------------------------------
                                             Total                                1,028,232       8,629,663      9,657,895
                                             -------------------------------------------------------------------------------
                                             -----------------------------------
Media - 5.3%
21,600                98,630       120,230   (1)British Sky Broadcasting Group     250,717        1,144,826      1,395,543
                                             PLC
22,400                  -           22,400   Daily Mail and General Trust,         238,015            -           238,015
                                             Class A
-                      217           217     Fuji Television Network Inc.             -           1,071,972      1,071,972
-                     2,500         2,500    Kadokawa Holdings, Inc.                  -             67,342        67,342
-                     71,590        71,590   Mediaset SpA                             -            812,520        812,520
-                    120,110       120,110   News Corp. Ltd.                          -           1,025,467      1,025,467
-                     36,000        36,000   (1) SBS Broadcasting SA                  -           1,215,000      1,215,000
                                             -------------------------------------------------------------------------------
                                             Total                                 488,732        5,337,127      5,825,859
                                             -------------------------------------------------------------------------------
                                             -----------------------------------
Pharmaceuticals & Biotechnology - 7.1%
11,280                  -           11,280   AstraZeneca PLC                       512,648            -           512,648
3,735                   -           3,735    Aventis SA                            215,763            -           215,763
29,553                68,340        97,893   GlaxoSmithKline PLC                   667,229        1,542,937      2,210,166
10,750                  -           10,750   Novartis AG                           454,560            -           454,560
4,700                 7,760         12,460   Roche Holding AG                      424,046         700,128       1,124,174
1,790                 10,600        12,390   Sanofi Synthelabo SA                  121,337         718,530        839,867
4,840                   -           4,840    Schering Ag                           243,653            -           243,653
                      19,340        19,340   Teva Pharmaceutical Industries                       1,164,962      1,164,962
                                             Ltd., ADR
-                     36,500        36,500   Yamanouchi Pharmaceutical Co. Ltd.       -           1,049,856      1,049,856
                                                                                                                ------------
                                             -------------------------------------------------------------------------------
                                             Total                                2,639,236       5,176,413      7,815,649
                                             -------------------------------------------------------------------------------
Real Estate - .9%
124,000                 -          124,000   Cheung Kong Holdings Ltd.                -            978,264        978,264
                                                                                --------------------------------------------
Retailing - 1.7%
43,100               131,640       174,740   Marks & Spencer Group PLC             199,293         608,699        807,992
-                     89,900        89,900   Marui Co., Ltd.                          -           1,104,100      1,104,100
                                             -------------------------------------------------------------------------------
                                             Total                                 199,293        1,712,799      1,912,092
                                             -------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment -
1.7%
                      16,600        16,600   Advantest Corp.                                      1,186,851      1,186,851
14,100                  -           14,100   (1)ASM Lithography Holding NV         266,604            -           266,604
14,710                  -           14,710   Koninklijke (Royal) Philips           418,265            -           418,265
                                             Electronics NV
                                                                                --------------------------------------------
                                             -------------------------------------------------------------------------------
                                             Total                                 684,869        1,186,851      1,871,720
                                             -------------------------------------------------------------------------------
Software & Services - 4.9%
32,400                  -           32,400   Amadeus Global Travel                 202,134            -           202,134
                                             Distribution SA
                      32,300        32,300   (1)Amdocs Ltd.                                        808,146        808,146
                      48,980        48,980   (1)Check Point Software                               864,987        864,987
                                             Technologies Ltd.
                      26,550        26,550   Dassault Systemes SA                                 1,185,901      1,185,901
                     220,600       220,600   Misys PLC                                            1,082,732      1,082,732
1,435                   -           1,435    SAP AG (Systeme, Anwendungen,         220,714            -           220,714
                                             Produkte in der Datenverabeitung)
-                     35,000        35,000   Sumisho Computer Systems Corp.           -           1,032,279      1,032,279
                                                                                --------------------------------------------
                                             -------------------------------------------------------------------------------
                                             Total                                 422,848        4,974,045      5,396,893
                                             -------------------------------------------------------------------------------
Technology Hardware & Equipment 4.7%
-                     4,900         4,900    Keyence Corp.                            -           1,101,119      1,101,119
-                     39,600        39,600   Koninklijke (Royal) Philips              -           1,125,989      1,125,989
                                             Electronics NV
35,310                63,490        98,800   Nokia Oyj                             636,718        1,144,867      1,781,585
                     199,620       199,620   (1) Nortel Networks Corp.                             900,286        900,286
7,950                   -           7,950    STMicroelectronics NV                 220,137            -           220,137
                                             -------------------------------------------------------------------------------
                                             Total                                 856,855        4,272,261      5,129,116
                                             -------------------------------------------------------------------------------
                                             -----------------------------------
Telecommunication Services - 9.0%
23,430                60,150        83,580   (1)Deutsche Telekom AG, Class REG     389,326         999,485       1,388,811
4,400                 35,550        39,950   France Telecommunications             113,496         916,999       1,030,495
                       210           210     KDDI Corp.                                           1,094,918      1,094,918
18,800                  -           18,800   Koninklijke KPN NV                    147,512            -           147,512
                       390           390     NTT DoCoMo, Inc.                                      840,433        840,433
                      5,230         5,230    SK Telecom Co., Ltd                                   844,075        844,075
30,560               101,800       132,360   Telefonica SA                         395,975        1,319,053      1,715,028
473,822              760,090      1,233,912  Vodafone Group PLC                   1,089,349       1,747,499      2,836,848
                                             -------------------------------------------------------------------------------
                                             Total                                2,135,658       7,762,462      9,898,120
                                             -------------------------------------------------------------------------------
Transportation - .2%
28,500                  -           28,500   Brisa Auto Estradas de Portugal SA    181,222            -           181,222
                                             -------------------------------------------------------------------------------
                                             Total                                 181,222            -           181,222
                                             -------------------------------------------------------------------------------
                                             -----------------------------------
Utilities - 2.4%
10,800                  -           10,800   Endesa SA                             177,515            -           177,515
96,500                  -           96,500   (1)International Power PLC            188,623            -           188,623
                     168,770       168,770   National Grid Transco PLC                -           1,142,243      1,142,243
10,000                  -           10,000   Public Power Corp.                    227,233            -           227,233
                      21,300        21,300   RWE AG                                                687,421        687,421
4,900                   -           4,900    Veolia Environnrment                  115,400            -           115,400
                                             -------------------------------------------------------------------------------
                                             Total                                 708,771        1,829,664      2,538,435
                                             -------------------------------------------------------------------------------
                                             -------------------------------------------------------------------
                                             Total Common Stocks (identified      21,439,241      85,765,573    107,204,814
                                             cost $95,809,527)
                                             -------------------------------------------------------------------
                                             -----------------------------------
Corporate Bonds - 0.0%
                                             -----------------------------------
Materials - 0.0%
-                     15,900        15,900   Companhia Vale Do Rio Doce, Conv.        -               1              1
                                             Deb., 9/29/2049 (identified cost
                                             $137)
                                             -------------------------------------------------------------------------------
                                             Total                                    -               1              1
                                             -------------------------------------------------------------------------------


Repurchase Agreement - 1.4%
79,000              1,457,000     1,536,000  Interest in $2,500,000,000 joint       79,000        1,457,000      1,536,000
                                             repurchase agreement with UBS
                                             Warburg LLC, 1.08% dated
                                             11/28/2003, to be repurchased at
                                             $79,007 and $1,457,131
                                             respectively on 12/01/2003
                                             collateralized by U.S. government
                                             agencies with various maturities
                                             to 08/15/20033 (at net asset
                                             value)and (at amortized cost)
                                             respectively.
                                                                                --------------------------------------------
                                             Total Investments - 99.1%            21,518,241      87,222,574    $108,740,815
                                             (identified cost $97,345,664)(3)
                                                                                --------------------------------
                                                                                --------------------------------
                                             Other Assets and Liabilities -        165,763         774,420       $ 940,183
                                             0.9)%
                                                                                --------------------------------
                                                                                --------------------------------
                                             Total Net Assets - 100%             $ 21,684,004    $87,996,994    $109,680,998
                                                                                ================================


1     Non-income producing security.
2     Affiliated company
3     The cost of investments for federal tax purposes amounts to $
      97,345,664 .
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2003.

The following acronyms are used throughout this portfolio:
ADR--American Depositary Receipt
GDR--Global Depository Receipt

           Pro Forma Combining Statements of Assets and Liabilities
                        November 30, 2003 (Unaudited)

                                               Federated        Federated
                                               European       International         Pro Forma        Pro Forma
                                              Equity Fund        Capital           Adjustment         Combined
                                                              Appreciation
                                                                  Fund
                                              ------------   -----------------------------------    -------------
Assets:
----------------------------------
Investments in securities, at                 $21,518,241      $87,222,574              -           $108,740,815
value
----------------------------------
Cash in foreign currency                        18,652           807,865                -             826,517
----------------------------------
Cash                                              424             1,789                 -              2,213
----------------------------------
Income receivable                               67,041           117,581                -             184,622
----------------------------------
Receivable for investments sold                    -             421,718                -             421,718
----------------------------------
Receivable for shares sold                      195,144          322,030                -             517,174
----------------------------------
Other assets                                       -             22,561                 -              22,561
----------------------------------            -------------------------------------------------------------------
Total assets                                  21,799,502       88,916,118               -           110,715,620
----------------------------------            ------------   ----------------     --------------    -------------
Liabilities:
----------------------------------
Payable for outstanding line of                   $ -              $ -                  -               $ -
credit
----------------------------------
Payable for investments purchased                  -             742,092                -             742,092
----------------------------------
Payable for shares redeemed                     79,228           64,800                 -             144,028
----------------------------------
Net payable for foreign currency                   -                -                   -              -
exchange contracts
----------------------------------
Payable for transfer and                         2,742           24,826                 -            27,568
dividend disbursing
----------------------------------
agent fees and expenses                            -                -                   -                -
----------------------------------
Payable for portfolio accounting                 6,532            6,693                 -              13,225
fees
----------------------------------
Payable for distribution                         8,948           13,105                 -              22,053
services fees
----------------------------------
Payable for shareholder services                 4,372           16,013                 -              20,385
fee
----------------------------------
Payable for auditing fees                          -             18,000                 -              18,000
----------------------------------
Net payable for foreign currency                   -              1,230                 -              1,230
exchange contracts
----------------------------------            ------------   ----------------     --------------
Accrued expenses                                13,676           32,365                 -              46,041
----------------------------------            ------------   ----------------     --------------
                                                                                                    -------------
Total liabilities                               115,498          919,124                -            1,034,622
----------------------------------            ------------   ----------------     --------------    -------------
Net Assets                                         $          $ 87,996,994             $ -               $
                                              21,684,004                                            109,680,998
----------------------------------            ------------   ----------------     --------------    -------------
Net Assets Consists of:
----------------------------------
Paid in capital                                    $          $ 105,959,069            $ -          146,040,718
                                              40,081,649
----------------------------------
Net unrealized appreciation of                 3,724,651        7,672,806               -            11,397,457
investments and translation of
assets and liabilities in
foreign currency
----------------------------------            ------------   ----------------     --------------
Accumulated net investment                         -             (8,054)                -             (8,054)
income (loss)
----------------------------------            ------------   ----------------     --------------
Accumulated net realized loss on
investments
----------------------------------            ------------   ----------------     --------------
and foreign currency transactions             (22,122,296)    (25,626,827)              -           (47,749,123)
----------------------------------            ------------   ----------------     --------------
                                                                                                    -------------
Total Net Assets                              $21,684,004    $ 87,996,994             $ -          $109,680,998
----------------------------------            ------------   ----------------     --------------    -------------
Net Assets:
Class A Shares                                $ 6,905,515     $ 66,280,707             $ -          $ 73,186,222
                                                                                  --------------
                                              ------------   ----------------     --------------
Class B Shares                                $ 7,837,162     $ 16,995,204             $ -          $ 24,832,366
                                              ------------   ----------------     --------------
                                              ------------   ----------------     --------------
Class C Shares                                $ 6,941,327      $ 4,721,083             $ -          $ 11,662,410
                                              ------------   ----------------     --------------
Shares Outstanding:
Class A Shares                                  637,522         8,309,702            865,353    (a)  9,175,055
                                              ------------   ----------------     --------------
Class B Shares                                  772,123         2,205,896           1,017,813   (a)  3,223,709
                                              ------------   ----------------     --------------
                                              ------------   ----------------     --------------
Class C Shares                                  684,841          611,431             899,136    (a)  1,510,567
                                              ------------   ----------------     --------------
Net Asset Value Per Share
Class A Shares                                  $ 10.83          $ 7.98                $ -             $ 7.98
                                              ------------   ----------------     --------------    -------------
Class B Shares                                  $ 10.15          $ 7.70                $ -             $ 7.70
                                              ------------   ----------------     --------------    -------------
                                              ------------   ----------------     --------------    -------------
Class C Shares                                  $ 10.14          $ 7.72                $ -             $ 7.72
                                              ------------   ----------------     --------------    -------------
Offering Price Per Share
Class A Shares                    *             $ 11.46          $ 8.44                $ -             $ 8.44
                                              ------------   ----------------     --------------    -------------
Class B Shares                                  $ 10.15          $ 7.70                $ -             $ 7.70
                                              ------------   ----------------     --------------    -------------
                                              ------------   ----------------     --------------    -------------
Class C Shares                    **            $ 10.24          $ 7.80                $ -             $ 7.80
                                              ------------   ----------------     --------------    -------------
Redemption Proceeds Per Share
Class A Shares                                  $ 10.83          $ 7.98                $ -             $ 7.98
                                              ------------   ----------------     --------------    -------------
Class B Shares                    ***           $ 9.59           $ 7.28                $ -             $ 7.28
                                              ------------   ----------------     --------------    -------------
                                              ------------   ----------------     --------------    -------------
Class C Shares                    ****          $ 10.04          $ 7.64                $ -             $ 7.64
                                              ------------   ----------------     --------------    -------------
Investments, at identified cost                    $          $ 79,546,904             $ -          $ 97,345,664
                                              17,798,760
----------------------------------            ------------   ----------------     --------------    -------------
Foreign Currency, at identified                $ 18,502         $ 814,211                            $ 832,713
cost
----------------------------------            ------------   ----------------     --------------    -------------
Investments in affiliated issuers                 $ -              $ -                 $ -              $ -
----------------------------------            ------------   ----------------     --------------    -------------

* Computation of offering price per share 100/94.5 of net asset value.
** Computation of offering price per share 100/99.0 of net asset value.
*** Computation of redemption price per share 94.5/100 of net asset value.
**** Computation of redemption price per share 99/100 of net asset value.

(a) Adjustment to reflect share balance as a result of the combination.
(See Notes to Pro Forma Financial Statements)


                 Pro Forma Combining Statements of Operations
                        November 30, 2003 (Unaudited)

                                        European             International               Pro Forma         Pro Forma
                                      Equity Fund               Capital                  Adjustment         Combined
                                                           Appreciation Fund
                                     ---------------      ---------------------       ---------------------------------

Investment Income:
Dividends                         *     $537,155               $1,322,103                    -             1,859,258
Interest                                 6,443                   20,195                      -               26,638
                                     ---------------      ---------------------                           -------------
Total income                            543,598                1,342,298                                   1,885,896

Expenses:                                                                                                      -
Investment adviser fee                  238,007                 760,491                   372,515      (a) 1,371,013
Administrative personnel and            188,681                 188,635                  (147,316)     (b)  230,000
   services fee
Custodian fees                           33,334                  82,679                   (33,334)     (c)   82,679
Transfer and dividend                                              -                                           -
   disbursing agent
fees and expenses                        90,608                 229,310                   (90,608)     (d)  229,310
Directors'/Trustees' fees                1,435                   1,859                    (1,435)      (e)   1,859
Auditing fees                            21,560                  18,285                   (21,560)     (f)   18,285
Legal fees                               5,860                   14,211                   (5,860)      (g)   14,211
Portfolio accounting fees                78,728                  79,825                   (78,728)     (h)   79,825
Distribution services fee -              55,628                 114,898                    15,716      (i)  186,242
   Class B Shares
Distribution services fee -              47,619                  29,973                    9,876       (j)   87,468
   Class C Shares
Shareholder services fee -               25,086                 103,808                    54,072      (k)  182,966
   Class A Shares
Shareholder services fee -               18,543                  38,299                    5,239       (l)   62,081
   Class B Shares
Shareholder services fee -               15,873                  9,991                     3,292       (m)   29,156
   Class C Shares
Share registration costs                 44,147                  39,404                   (44,147)     (n)   39,404
Printing and postage                     36,722                  49,501                   (36,722)     (o)   49,501
Insurance premiums                       7,387                   8,029                    (7,387)      (p)   8,029
Taxes                                      -                     2,456                       -         (q)   2,456
Interest expense                         5,134                   2,784                                       7,918
Miscellaneous                            1,577                   1,678                    (1,577)    (R)     1,678
                                     ---------------      ---------------------       -----------------
                                                                                      -----------------   -------------
Total expenses                          915,929                1,776,116                  (7,964)          2,684,081
                                     ---------------      ---------------------       -----------------   -------------
                                                                                                          -------------
Waivers and Reimbursement --
Waiver/reimbursement of                (211,955)               (429,999)                  115,485      (s) (526,469)
   investment adviser fee
Waiver of administrative                (3,681)                 (3,635)                   (36,995)     (t)  (44,311)
   personnel and services fee
Waiver of transfer and                     -                     (264)                                       (264)
   dividend disbursing agent
   fees and expenses
Fees paid indirectly from                (863)                     -                         -               (863)
   directed broker arrangements
                                     ---------------      ---------------------       -----------------   -------------
                                                                                                          -------------
Total Waivers and                      (216,499)               (433,898)                   78,490          (571,907)
   Reimbursements
                                     ---------------      ---------------------       -----------------   -------------
                                                                                                          -------------
Net Expenses                            699,430                1,342,218                   70,526          2,112,174
                                     ---------------      ---------------------       -----------------   -------------
                                                                                                          -------------
Net investment income/loss            $ (155,832)                 $80                    $ (70,526)        (226,278)
                                     ---------------      ---------------------       -----------------   -------------
Realized and Unrealized
   Gain/(Loss) on Investments,
   Futures and Foreign
   Currency Contracts:
Net realized gain/(loss) on       **  (1,412,880)              9,369,321                     -             7,956,441
   investments and foreign
   currency transactions
Net realized gain on futures             66,039                    -                                         66,039
   contracts
Net increases due to                                             21,344                                      21,344
   reimbursement from Advisor
   for certain losses on
   investments
Net change in unrealized                                           -                         -                 -
   appreciation/(depreciation)
   of investments and
   translation of assets and
liabilities in foreign currency        5,561,081               5,662,759                                   11,223,840
                                     ---------------      ---------------------       -----------------   -------------
Net realized and unrealized            4,214,240               15,053,424                    -             19,267,664
   gain (loss) on investments,
   futures and foreign
   currency contracts
                                     ---------------      ---------------------       -----------------   -------------
                                                                                      -----------------
Change in net assets resulting         $4,058,408             $15,053,504                $ (70,526)        19,041,386
   from operations
                                     ---------------      ---------------------       -----------------   -------------


* Including $4,323 received from affiliated issuers and net of foreign taxes withheld of $71,836 on FEEF.
Including $6,889 received from affiliated issuers and net of foreign taxes withheld of $164,181 on FICAF.
** Net of foreign capital gain withheld of $8,055

(See Legend to Pro Forma Adjustments on the following page)
(See Notes to Pro Forma Financial Statements)

                        Federated European Equity Fund
              Federated International Capital Appreciation Fund
            Notes to Pro Forma Combining Statements of Operations
                         Year Ended November 30, 2003

(a) Federated Investment Management Company, the Fund's investment adviser (the "Adviser") receives for its services an annual investment advisory fee equal to 1.25% of the Funds' average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time.
(b) Federated Administrative Services ("FAS"), provides the Fund with certain administrative personnel and services necessary to operate the Fund. The fee paid to FAS is based on the level of average aggregate daily net assets of the Funds. FAS may voluntarily choose to waive the fee and can modify or terminate its voluntary waiver at its sole discretion.
(c) Adjustment to reflect the custodian fees reduction due to the combining of two portfolios into one.
(d) Federated Services Company ("FServ") through its subsidiary, Federated Shareholder Services Company, served as transfer and dividend disbursing agent for the Funds. The fee paid to FServ is based on the number of share classes and accounts per fund and the level of average aggregate net assets of the Fund for the period. The adjustment is due to the combining of two portfolios into one.
(e) Adjustment to reflect the directors' fee reduction due to the combining of two portfolios into one.
(f) Adjustment to reflect the auditing fee reduction due to the combining of two portfolios into one.
(g) Adjustment to reflect the legal fee reduction due to the combining of two portfolios into one.
(h) FServ provided the Fund with certain fund accounting services. The fee paid to SSB is based on the level of average aggregate net assets of the Funds for the period, plus out-of-pocket expenses. The adjustment is due to the combining of two portfolios into one.
(i) Adjustment to reflect Class B Shares distribution services fee after combination.
(j) Adjustment to reflect Class C Shares distribution services after combination.
(k) Adjustment to reflect Class A Shares shareholder services fee after combination.
 (l) Adjustment to reflect Class B Shares shareholder services fee after combination.
(m) Adjustment to reflect Class C Shares shareholder services fee after combination.
(n) Adjustment to reflect the Share registration costs due to the combining of two portfolios into one.
(o) Printing and postage expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one.
(p) Insurance expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one.
(q) Tax expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one.
(r) Miscellaneous expenses are adjusted to reflect estimated savings to be realized by combining two portfolios into one.
(s) Adjustment to reflect waiver of investment adviser fee (0.77% for all classes) being brought in line based on the combined average net assets of funds.
(t) Adjustment to reflect waiver of administrative personnel and services fee based on the combined average net assets of funds.

                      FEDERATED WORLD INVESTMENT SERIES, INC.

                        Federated European Equity Fund



Investment Adviser
FEDERATED GLOBAL INVESTMENT
MANAGEMENT CORP.
175 Water Street
New York, NY  10038-4965

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


















PART C.    OTHER INFORMATION.

Item 15.  Indemnification:

Indemnification is provided to Directors and officers of the Registrant pursuant to the Registrant's Articles of Incorporation and Bylaws, except where such indemnification is not permitted by law. However, the Articles of Incorporation and Bylaws do not protect the Directors or officers from liability based on willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Directors and officers of the Registrant are insured against certain liabilities, including liabilities arising under the Securities Act of 1933 (the "Act").

Insofar as indemnification for liabilities arising under the Act may be permitted to Directors, officers, and controlling persons of the Registrant by the Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Directors, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Directors, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Directors, officers, or controlling persons of the Registrant by the Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Articles of Incorporation or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Directors who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Director, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Directors or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.


Item 16.  Exhibits

1.1   Conformed copy of Articles of Incorporation of the Registrant (1)
1.2   Conformed copy of Amendment No. 5 to the Articles of Incorporation (5)
1.3   Conformed copy of Amendment No. 7 to the Articles of Incorporation (15)
1.4   Conformed copy of Amendment No. 8 to the Articles of Incorporation (15)
1.5   Conformed copy of Amendment No. 9 to the Articles of Incorporation (16)
1.6   Conformed copy of Amendment Nos. 10-11 to the Articles of Incorporation
      (17)
1.7   Conformed copy of Amendment No. 12 to the Articles of Incorporation (18)
1.8 Conformed copy of Amendment No. 13 to the Articles of Incorporation of the Registrant; (21)
1.9 Conformed copy of Amendment No. 14 to the Articles of Incorporation of the Registrant; (21)
1.10 Conformed copy of Amendments 15-18 to the Articles of Incorporation of the Registrant; (23)

2.1   Copy of By-laws of the Registrant (1)
2.2   Copy of Amendment #1 to the By-Laws of the Registrant (15)
2.3   Copy of Amendment #2 to the By-Laws of the Registrant (15)
2.4   Copy of Amendment #3 to the By-Laws of the Registrant (15)
2.5   Copy of Amendment No. 4 to the By-Laws of the Registrant; (21)
2.6   Copy of Amendment No. 5 to the By-Laws of the Registrant; (23)

3.    Not Applicable

4. Agreement and Plan of Reorganization is included as Appendix A to each Prospectus/Proxy Statement included as part of this Registration Statement *

5. Copies of Specimen Certificates for Shares of Capital Stock of Federated World Utility Fund, Federated Global Value Fund, Federated Emerging Markets Fund, Federated European Growth Fund, Federated International Small Company Fund, and Federated Latin American Growth Fund (7)

5.1 Copies of Specimen Certificates for Shares Beneficial Interest of Federated International High Income Fund (8)

6.1 Conformed copy of Investment Advisory Contract of the Registrant through and including Exhibit F thereto (5)
6.2   Conformed copy of Assignment of Investment Advisory Contract (3)
6.3 Conformed copy of Exhibit G to Investment Advisory Contract of the Registrant (8)
6.4 Conformed copy of Exhibit H to Investment Advisory Contract of the Registrant (10)
6.5 Conformed copy of Exhibit I to Investment Advisory Contract of the Registrant (13)
6.6 Conformed copy of Exhibit J to Investment Advisory Contract of the Registrant (14)
6.7   Conformed copy of Sub-Advisory Agreement of the Registrant  (14)
6.8   Conformed copy of Sub-Advisor Agreement for Federated Global Equity
      Fund (19)
6.9 Conformed copy of Amendment to Investment Advisory Contract between Federated World Investment Series, Inc. and Federated Global Investment Management Corp.; (21)
6.10 Conformed copy of Assignment of Investment Advisory Contract for Federated International High Income Fund; (23)
6.11 Amendment to Sub-Advisory Agreement between Federated Investment Management Company and Federated Global Investment Management Corp.;
      (23)

7.1 Conformed copy of Distributor's Contract of the Registrant through and including Exhibit S thereto (5)
7.2 Conformed copy of Exhibits T, U, and V to the Distributor's Contract of the Registrant (8)
7.3 Conformed copy of Exhibits W, X, and Y to the Distributor's Contract of the Registrant (9)
7.4 Conformed copy of Exhibit Z and Exhibit AA to the Distributor's Contract of the Registrant (13)
7.5 Conformed copy of Exhibit BB and Exhibit CC to Distributor's Contract of the Registrant; (14)
7.6 Conformed copy of Distributor's Contract of the Registrant (Class B Shares) (14)
7.7   Copy of Schedule A to Distributor's Contract (Class B Shares) (16)
7.8 Conformed copy of Amendment to Distributor's Contract of the Registrant (Class B Shares)
7.9 Conformed copy of Amendment to Distributor's Contract of the Registrant (Class B Shares); (21)
7.10 The Registrant hereby incorporates the conformed copy of the Specimen Mutual Funds Sales and Service Agreement; Mutual Funds Service Agreement; and Plan/Trustee Mutual Funds Service Agreement from Item 23(e) of the Cash Trust Series II Registration Statement on Form N-1A, filed with the Commission on July 24, 1995. (File Nos. 33-38550 and 811-6269)
8.    Not Applicable

9.1   Conformed copy of Custodian Agreement of the Registrant (3)
9.2   Conformed copy of Custodian Fee Schedule (10)
9.3   Addendum to Custodian Fee Schedule (10)
9.4   Conformed copy of Domestic Custodian Fee Schedule (11)
9.5   Conformed copy of Global Custodian Fee Schedule (11)
9.6   Addendum to Global Custodian Fee Schedule (11)


10.1 Conformed copy of the Distribution Plan of the Registrant through and including Exhibit R thereto (5)
10.2 Conformed copy of Exhibits S, T, and U to the Rule 12b-1 Distribution Plan of the Registrant (8)
10.3 Conformed copy of Exhibits V, W, and X to the Rule 12b-1 Distribution Plan of the Registrant (9)
10.4 Conformed copy of Exhibit Y and Z to the 12b-1 Distribution Plan of the Registrant (13)
10.5 Conformed copy of Exhibit AA and Exhibit BB to the 12b-1 Distribution Plan of the
      Registrant (14)
10.6 Copy of Schedule A to the Distribution Plan (Class B Shares) of the Registrant (16)


11. Form of Opinion and Consent of Counsel regarding legality of shares being issued *

12. Opinion regarding tax consequences of Reorganization (To be filed by Amendment)

13.1  Conformed copy of Amended and Restated Shareholder Services Agreement
      (14)
13.2 Conformed copy of Amended and Restated Agreement for Fund Accounting Services, Transfer Agency Services, and Custody Services Procurement
      (14)
13.3 Conformed copy of Principal Shareholder Servicer's Agreement (Class B Shares) (14)
13.4  Conformed copy of Shareholder Services Agreement (Class B Shares) (14)
13.5 The responses described in Item 23(e)(viii) are hereby incorporated by reference.
13.6  Copy of Schedule A to Shareholder Services Agreement (Class B Shares)
      (16)
13.7  Copy of Schedule A to Principal Servicer's Agreement (Class B Shares)
      (16)
13.8  Copy of Amended and Restated Shareholder Services Agreement Exhibit (16)
13.9 The Registrant hereby incorporates by reference the conformed copy of the Shareholder Services Sub-Contract between Fidelity and Federated Shareholder Services from Item 23(h)(iii) of the Federated GNMA Trust Registration Statement on Form N-1A, filed with the Commission on March 25, 1996 (File Nos. 2-75670 and 811-3375)
13.10 The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services from
      Item 23 (h) (vix) of the Federated Index Trust Registration
      Statement on Form N-1A, filed with the Commission on December
      30, 2003. (File Nos. 33-33852 and 811-6061).

14. Conformed copy of Consent of Independent Auditors of Federated World Investment Series, Inc., Ernst & Young LLP*

15.   Not Applicable

16.   Conformed copy of Power of Attorney (17)
16.1  Conformed copy of Power of Attorney of Chief Investment Officer of the Registrant; (21)
16.2  Conformed copy of Power of Attorney of President and Vice
                              Chairman of the Registrant; (21)

17.1  Form of Proxy of Federated Global Value Fund*
17.2  Form of Proxy of Federated European Equity Fund*
17.3  Ballot for Federated Global Value Fund*
17.4  Ballot for Federated European Equity Fund*

------------------------------------------------------------------------------
*     Filed electronically.


1. Response is incorporated by reference to Registrant's Initial Registration Statement on Form N-1A filed February 4, 1994. (File Nos. 33-52149 and 811-7141)


3. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 1 on Form N-1A filed July 25, 1994. (File Nos. 33-52149 and 811-7141)


5. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 6 on Form N-1A filed January 26, 1996. (File Nos. 33-52149 and 811-7141)


7. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 8 on Form N-1A filed July 31, 1996. (File Nos. 33-52149 and 811-7141)


8. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 10 on Form N-1A filed January 30, 1997. (File Nos. 33-52149 and 811-7141)


9. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 11 on Form N-1A filed May 21, 1997. (File Nos. 33-52149 and 811-7141)


10. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 12 on Form N-1A filed November 26, 1997. (File Nos. 33-52149 and 811-7141)


11. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 13 on Form N-1A filed December 23, 1997. (File Nos. 33-52149 and 811-7141)


13. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 15 on Form N-1A filed January 28, 1998. (File Nos. 33-52149 and 811-7141)


14. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 16 on Form N-1A filed June 10, 1998. (File Nos. 33-52149 and 811-7141)


15. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 17 on Form N-1A filed February 1, 1999. (File Nos. 33-52149 and 811-7141)


16. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 18 on Form N-1A filed March 31, 1999. (File Nos. 33-52149 and 811-7141)


17. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 20 on Form N-1A filed March 31, 2000. (File Nos. 33-52149 and 811-7141)


18. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 21 on Form N-1A filed November 27, 2000. (File Nos. 33-52149 and 811-7141)


19. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 22 on Form N-1A filed January 31, 2003. (File Nos. 33-52149 and 811-7141)


20. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 23 on Form N-1A filed January 29, 2002. (File Nos. 33-52149 and 811-7141)


21. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 24 on Form N-1A filed January 29, 2002. (File Nos. 33-52149 and 811-7141)


22. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 28 on Form N-1A filed March 28, 28, 2003. (File Nos. 33-52149 and 811-7141)


23. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 29 on Form N-1A filed February 2, 2004. (File Nos. 33-52149 and 811-7141)


Item 17.  Undertakings


      (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

      (3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.



                                  SIGNATURES

    As required by the Securities Act of 1933, the Registration Statement has been signed on behalf of the Registrant, in the City of Pittsburgh, and the Commonwealth of Pennsylvania on July 23, 2004.

                                    FEDERATED WORLD INVESTMENT SERIES, INC.
                                          By: /s/ Todd Zerega
                                          Todd Zerega
                                          Assistant Secretary
                                          July 23, 2004


As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

    NAME                            TITLE                         DATE
By: /s/ Todd Zerega               Attorney In Fact          July 23, 2004
    Todd Zerega                   For the Persons
    ASSISTANT SECRETARY           Listed Below

NAME                          TITLE

John F. Donahue*              Chairman and Director

Richard B. Fisher*            Vice Chairman

Stephen F. Auth*              Chief Investment Officer

William D. Dawson III*        Chief Investment Officer

J. Christopher Donahue*       President and Director
                              (Principal Executive Officer)

Richard J. Thomas*            Treasurer
                              (Principal Financial Officer)

Thomas G. Bigley*             Director

John T. Conroy, Jr.*          Director

Nicholas P. Constantakis*     Director

John F. Cunningham*           Director

Lawrence D. Ellis, M.D.*      Director

Peter E. Madden*              Director

Charles F. Mansfield, Jr.*    Director

John E. Murray, Jr.*          Director

Marjorie P. Smuts*            Director

John S. Walsh*                Director

*  By Power of Attorney